SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:
                                                    |_| Confidential, for Use of
|X| Preliminary Proxy Statement                         the Commission  Rule
                                                        Only (as permitted by
|_| Definitive Proxy Statement                          14a-6(e)(2))

|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 XOX Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|_| No fee required.
|X| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1) Title of each class of securities to which transaction applies:
        Common Stock, par value $0.025
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    (2) Aggregate number of securities to which transaction applies
        13,140,262
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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
        (Set forth the amount on which the filing fee is calculated and state how it was determined):
        $0.30*
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    (4) Proposed maximum aggregate value of transaction:
        $3,942,079*
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    (5) Total fee paid:
        $363
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* The market value of the securities is based on the average of the bid and asked price of the Common Stock on April 17, 2002.

    |_| Fee paid previously with preliminary materials.

    |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)    Amount Previously Paid:
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      (2)    Form, Schedule or Registration Statement No.:
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      (3)    Filing Party:
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      (4)    Date Filed:
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


                                  May __, 2002




Dear Stockholder:

         The Board of Directors of XOX Corporation (the "Company" or "XOX") is pleased to announce that it has approved a merger (the "Merger") in which TD Acquisition, Inc., a Minnesota corporation and wholly-owned subsidiary of the Company ("Sub"), will merge with and into Tele Digital Development, Inc., a Minnesota corporation ("Tele Digital"), with Tele Digital being the surviving corporation and a wholly-owned subsidiary of the Company. In connection with the Merger, among other things, each share of common stock of Tele Digital ("Tele Digital Common Stock") issued and outstanding immediately prior to the effective time of the Merger (the "Effective Time") will be converted into approximately
1.15 unregistered shares of common stock of the Company ("XOX Common Stock") such that, subject to certain assumptions, the holders of the XOX Common Stock immediately prior to the Effective Time, together with the holders of options, warrants and other rights to acquire shares of XOX Common Stock, will own, immediately following the Effective Time, 23% of the stock of the Company. THE BOARD OF DIRECTORS OF THE COMPANY (THE "BOARD") HAS DETERMINED THAT THE MERGER, AND THE RELATED EXCHANGE RATIO, IS FAIR TO, AND IN THE BEST INTERESTS OF, THE STOCKHOLDERS OF THE COMPANY. AS SUCH, THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE MERGER.

         You are cordially invited to attend the Company's Annual Meeting of Stockholders (the "Annual Meeting") to: (i) approve the Merger in accordance with the Agreement and Plan of Merger, dated as of January 7, 2002, as amended by Amendment No. 1, dated as of March 29, 2002, by and among the Company, Sub and Tele Digital (the Agreement and Plan of Merger, together with Amendment No. 1, is referred to herein as the "Merger Agreement"); (ii) elect directors of the Company, with the condition that if the Merger Agreement is approved, all of the directors of the Company will resign as of the Effective Time and, as provided in the Merger Agreement, Steven Mercil, Craig Gagnon, Richard W. Perkins, Richard L. Barnaby, and one independent director to be selected by such persons, will be appointed as the directors of the Company, each to hold office in accordance with the Certificate of Incorporation and Amended and Restated Bylaws of the Company and as provided herein; (iii) approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of capital stock to 30,000,000 shares and to increase the number of authorized shares of common stock of the Company to 20,000,000 shares; (iv) ratify the appointment of Grant Thornton LLP, as the Company's independent auditor for the fiscal year ending December 31, 2002; and (v) transact such other business as may properly come before the Annual Meeting or any adjournment thereof. YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, please take the time to vote on the proposals set forth above by completing and mailing the enclosed proxy card to the Company.

         The date, time and place for the Annual Meeting is:

         *  Monday, June 10, 2002, at 2 p.m. (Minneapolis time)

         *  Offices of Gray, Plant, Mooty, Mooty & Bennett, P.A.
            3400 City Center
            33 South Sixth Street
            Minneapolis, Minnesota 55402
            Telephone No. (612) 343-2800

         The enclosed Proxy Statement provides detailed information about the Merger. We encourage you to read this entire document carefully.

                                        Sincerely,

                                        /s/ Steven B. Liefschultz

                                        Chairman of the Board of Directors

                                 XOX CORPORATION
                       12400 WHITEWATER DRIVE, SUITE 2040
                          MINNETONKA, MINNESOTA, 55343


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 10, 2002


To the Stockholders of XOX Corporation:

         Notice is hereby given that the annual meeting (the "Annual Meeting") of the Stockholders of XOX Corporation (the "Company" or "XOX") will be held at 2 p.m. (Minneapolis time) on Monday, June 10, 2002, at the offices of Gray, Plant, Mooty, Mooty & Bennett, P.A., 3400 City Center, 33 South Sixth Street, Minneapolis, Minnesota, for the following purposes:

         (i) To approve the Merger in accordance with the Agreement and Plan of Merger, dated as of January 7, 2002, as amended by Amendment No. 1, dated as of March 29, 2002, by and among the Company, TD Acquisition, Inc., a Minnesota corporation and wholly-owned subsidiary of the Company ("Sub"), and Tele Digital Development, Inc., a Minnesota corporation ("Tele Digital") (the Agreement and Plan of Merger, together with Amendment No. 1, is referred to herein as the "Merger Agreement"). The Merger Agreement provides that (A) Sub will be merged with and into Tele Digital (the "Merger"), with Tele Digital being the surviving corporation and a wholly-owned subsidiary of the Company; (B) each share of common stock of Tele Digital ("Tele Digital Common Stock") issued and outstanding immediately prior to the Effective Time will be converted into approximately 1.15 unregistered shares of XOX Common Stock such that, subject to certain assumptions, the holders of the XOX Common Stock immediately prior to the Effective Time, together with the holders of options, warrants and other rights to acquire shares of XOX Common Stock, will own, immediately following the Effective Time, approximately 23% of the stock of the Company; and (C) each right to acquire shares of Tele Digital Common Stock will be converted into proportional rights to acquire shares of XOX Common Stock. A copy of the Merger Agreement is attached as Appendix A to the accompanying Proxy Statement. The Merger Agreement is also described in the attached Proxy Statement.

         (ii) To elect directors of the Company, with the condition that if the Merger Agreement is approved, all of the directors of the Company will resign as of the Effective Time and, as provided in the Merger Agreement, Steven Mercil, Craig Gagnon, Richard
                  W. Perkins, Richard L. Barnaby, and one independent director to be selected by such persons, will be appointed as the directors of the Company, each to hold office in accordance with the Certificate of Incorporation and Amended and Restated Bylaws of the Company and as provided herein;

         (iii) To approve an amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of capital stock to 30,000,000 shares and to increase the number of authorized shares of common stock of the Company to 20,000,000 shares.

         (iv) To ratify the appointment of Grant Thornton LLP, as the Company's independent auditor for the fiscal year ending December 31, 2002.

         (v) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors of the Company has fixed the close of business on May 1, 2002, as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment(s) or postponement(s) thereof. A complete list of the stockholders entitled to vote at the Annual Meeting, or any adjournment(s) or postponement(s) thereof, will be available at and during the Annual Meeting.

         WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. You have the unconditional right to revoke your proxy at any time prior to its use at the Annual Meeting by:

         *  attending the Annual Meeting and voting in person,

         * delivering to the Company prior to the vote at the Annual Meeting a duly executed proxy with a later date than your original proxy, or

         * giving written notice of revocation to the Company addressed to 12400 Whitewater Drive, Suite 2040, Minnetonka, Minnesota, 55343,
            Attn: John Sutton, prior to the vote at the Annual Meeting.

         If you receive more than one proxy card because you own shares registered in different names, or at different addresses, please sign and return each proxy card. If you return a proxy without specifying a choice on the proxy, the proxy will be voted "FOR" each proposal and "FOR" each nominee.




Bloomington, Minnesota
May __, 2002

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 10, 2002

                      ------------------------------------

         This proxy statement ("Proxy Statement") is provided to you in connection with the annual meeting (the "Annual Meeting") of the Stockholders of XOX Corporation (the "Company" or "XOX"), that will be held at 1:30 p.m. (Minneapolis time) on Monday, June 10, 2002, at 2 p.m. at the offices of Gray, Plant, Mooty, Mooty & Bennett, P.A., 3400 City Center, 33 South Sixth Street, Minneapolis, Minnesota, and any adjournment thereof. The accompanying proxy is being solicited by the Board of Directors of the Company.

         The proposals to be considered at the Annual Meeting are listed in the preceding Notice of Annual Meeting. The Company knows of no other matters to be presented. If any other matters properly come before the Annual Meeting, the persons named on the proxy card will vote on such other matters in accordance with their best judgment. By signing and returning the accompanying proxy, you authorize John Sutton, the Chief Executive Officer of the Company (with the power to act alone and with the power of substitution and revocation), to vote all of your shares. Your proxy, if properly completed, signed and dated, will be voted as you have directed. If you do not indicate your vote on the proxy card, your signed proxy will be voted "FOR" each proposal and "FOR" each nominee. Regardless of the size of your holdings, you are encouraged to complete and return the proxy card so that your shares may be voted at the meeting. You may revoke your proxy at any time before it is voted at the meeting by giving written notice of revocation to John Sutton, Chief Executive Officer, by execution of a later dated proxy or by attending and voting at the meeting.

         We are sending this Proxy Statement and the accompanying form of proxy to you on or about May __, 2002.

         Only holders of record of shares of common stock of the Company ("XOX Common Stock") at the close of business on May 1, 2002 (the "Record Date"), are entitled to vote at the meeting. Each share of XOX Common Stock is entitled to one vote. As of the Record Date, a total of __________ shares of XOX Common Stock were outstanding. A majority of the outstanding shares of XOX Common Stock entitled to vote, represented in person or by proxy, is required for a quorum. The Merger and the Merger Agreement must be approved by a majority of the outstanding shares of XOX Common Stock as of the Record Date. Each of the other proposals, other than the election of directors, must be approved by the affirmative vote of the holders of a majority of shares of the XOX Common Stock present in person or by proxy at the Annual Meeting. The election of each director will be decided by a plurality vote.

         If you abstain from voting, your abstention will be counted as shares present and entitled to vote and will be counted for purposes of determining the presence of a quorum at the meeting. Your abstention will not count "FOR" any proposal (in effect it will be a vote "AGAINST" each proposal). If a broker submits a proxy that indicates that the broker does not have discretionary authority to vote on one or more of the proposals, such shares will be counted for the purpose of determining the presence of a quorum at the Annual Meeting, but will not be counted as present and entitled to vote with respect to the proposals.

         The Company will pay all expenses in connection with the solicitation of proxies for the Annual Meeting. Officers and other employees of the Company may solicit proxies by telephone or other means and will receive no additional compensation for such services.

         A copy of our annual report on Form 10-KSB for the fiscal year ended December 31, 2001 (the "Form 10-KSB") is enclosed with this Proxy Statement. The Form 10-KSB includes information about our operations during the year and our audited fiscal year financial statements. Except to the extent that they are incorporated by reference in this Proxy Statement, the Form 10-KSB does not constitute soliciting material in connection with the proxy requested by the Company for the Annual Meeting.

                               SUMMARY TERM SHEET

  THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU.
    FOR A MORE COMPLETE UNDERSTANDING OF THE MERGER AND THE OTHER INFORMATION CONTAINED IN THIS PROXY STATEMENT, YOU SHOULD READ THIS ENTIRE PROXY STATEMENT
       CAREFULLY, AS WELL AS THE ADDITIONAL DOCUMENTS TO WHICH IT REFERS.


THE ANNUAL MEETING

Date, Time and
Place of Annual
Meeting................ The Annual Meeting will be held on Monday, June 10,
                        2002, at 2 p.m. (Minneapolis time) at the offices of Gray, Plant, Mooty, Mooty & Bennett, P.A., 3400 City Center, 33 South Sixth Street, Minneapolis, Minnesota. See "The Annual Meeting - General."

Record Date;
Stockholders
Entitled to Vote;
Quorum................. Only holders of record of XOX Common Stock on May 1,
                        2002 are entitled to notice of and to vote at the Annual Meeting or at any adjournment or postponement thereof. As of the Record Date, there were ______________ shares of XOX Common Stock outstanding. The presence, in person or by proxy, of the holders of a majority of the voting power of the outstanding shares of XOX Common Stock is necessary to constitute a quorum at the Annual Meeting. See "The Annual Meeting - Record Date; Shareholders Entitled to Vote; Voting; Quorum."

Annual Meeting
Proposals.............. At the Annual Meeting, the stockholders of the Company will be asked to:

                        * Approve the Agreement and Plan of Merger, dated January 7, 2002, as amended by Amendment No. 1, dated as of March 29, 2002, by and among the Company, TD Acquisition, Inc., a Minnesota corporation and wholly-owned subsidiary of the Company ("Sub"), and Tele Digital Development, Inc., a Minnesota corporation ("Tele Digital") (the Agreement and Plan of Merger, together with Amendment No. 1, is referred to herein as the "Merger Agreement);

                        * Elect directors of the Company, with the condition that if the Merger Agreement is approved, all of the directors of the Company will resign as of the Effective Time and, as provided in the Merger Agreement, Steven Mercil, Craig Gagnon, Richard W. Perkins, Richard L. Barnaby, and one independent director to be selected by such persons, will be appointed as the directors of the Company, each to hold office in accordance with the Certificate of Incorporation and Amended and Restated Bylaws of the Company and as provided herein; and

                        * Approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of capital stock to 30,000,000 shares and to increase the number of authorized shares of common stock of the Company to 20,000,000 shares.

                        * Ratify the appointment of Grant Thornton LLP as the Company's independent auditor for the fiscal year ending December 31, 2002. See "The Annual Meeting - Proposals to Be Considered."

Recommendation of
the Board of
Directors.............. The Board of Directors of the Company has unanimously approved each of the proposals and recommends that the stockholders of the Company vote "FOR" each of the proposals and "FOR" each of the nominees for director. See "Approval of the Merger Agreement - Favorable Recommendation of the Company's Board of Directors."

THE MERGER

Parties to the
Merger................. Incorporated under the laws of the state of Delaware on
                        September 16, 1985, the Company originally designed, developed and marketed proprietary computer software for creating virtual mock-ups or models that capture the complete geometry of objects or spatial areas of interest. In the late 1990's, the Company focused a significant portion of its development and marketing resources in the area of geosciences and the creation of a PC based product. During 1999, the Company introduced its first end-user product in the geoscience market, Shapes Prospector(TM), a Windows based PC application designed to be easy to use and affordably priced. Additionally, the Company continued to service a significant contract with Schlumberger GeoQuest ("Schlumberger") for support, development and maintenance services related to the geosciences industry.

                        During December 2000, the Company entered into a formal plan for exiting its geoscience line of business. Effective December 31, 2000, the Company had successfully completed such plan and began exploring future strategic options. The Company closed its software engineering operations at its Bloomington, Minnesota headquarters, its research and maintenance facilities in Bangalore, India and its geoscience-related sales offices in Houston, Texas. Further, the Company entered into an agreement with GeoSmith Consulting Group LLC ("GeoSmith"), an entity comprised largely of former employees of the Company's software engineering staff, under which GeoSmith agreed to provide ongoing maintenance, development and support of the Company's technologies to meet its contractual obligations and serve its customers on a going forward basis.

                        The principal executive offices of the Company are located at 12400 Whitewater Drive, Suite 2040, Minnetonka, Minnesota, 55343, and its telephone number is (952) 646-1681. See "Certain Information Concerning the Company - General."

                        Tele Digital was incorporated under the laws of Minnesota on March 5, 1993. Tele Digital develops end-to-end software solutions for companies within the wireless industry. Its primary focus is the development, eployment and sale of prepaid wireless software for installment in cellular telephone handsets. Tele Digital also designs and maintains the server, database and Internet tools to run its systems. Tele Digital's T3 and Atlas software programs combine the call processing and account ebiting features of a switch-based system with the low cost and ease of use of a handset-based system, enabling each cellular telephone to act as its own billing system. This allows Tele Digital's customers to provide end-users with the same features and functionality of the more expensive carrier-based programs.

                        Tele Digital's targeted customers are original equipment manufacturers (OEMs), cellular carriers and retailers and distributors of mobile telephones and other mobile handheld devices. Tele Digital has formed alliances with various wireless providers to install Tele Digital's prepaid wireless/cellular software into cellular products.

                        Tele Digital works with its customers to develop system profiles for cellular handsets according to each customer's specifications. The profiles include the denominations (in dollars) of the prepaid services vailable and the cost of a call per minute categorized per each type of call (local, long distance or roam). A key competitive feature of Tele Digital's systems is that Tele Digital's customers can re-program the profiles in the field according to the end-users' requests or as determined by Tele Digital's customers. In addition, this feature allows Tele Digital or its customers to track the systems in the field and to extract information from the system, including call detail records (billing information).

                        The principal offices of Tele Digital are located at 1325 East 79th Street, Suite Six, Bloomington, Minnesota, 55425, and its telephone number is (952) 876-0527. See "Certain Information Concerning Tele Digital - General."

Background of the
Merger; Reasons for
the Merger............  Beginning in September 2000, the Board of Directors of
                        XOX requested a strategic review of its proprietary technology and geoscience-dominated business. The results of the review demonstrated that, among other things, given the current and prospective sales activity, cost of ongoing support, time and cost of development of applications for new markets (e.g., medical imaging) and available cash, the Company should seek alternatives for maximizing stockholder value.

                        On December 22, 2000, the Company announced that, as a result of its strategic review, it would exit the geoscience business effective December 31, 2000. Management of the Company and the Board of Directors of the Company determined that the geoscience products and ervices did not meet the growth thresholds expected by the stockholders of the Company. The Board of Directors authorized the Company's management to explore all strategic options including, but not limited to, merging with or acquiring another entity or liquidating the assets of the Company.

                        Between January and June 2001, the Company conducted a series of investigations into potential acquisition and merger candidates. The results of these investigations yielded several acquisition and merger candidates, each with varying pricing and terms. On June 7, 2001, after initial contacts by Miller Johnson Steichen Kinnard,

                        Inc. ("MJSK"), an investment banking firm, Tele Digital made a presentation to the Company in an attempt to negotiate a business combination. Steven B. Liefschultz, the Chairman of the Board of the Company, and John R. Sutton, the Chief Executive Officer of the Company, attended such presentation on behalf of the Company. On behalf of Tele Digital, Richard W. Perkins, the Chairman of the Board, Richard Barnaby, the Chief Executive Officer, and Jon Harmon, the Chief Operating Officer and Vice President of Marketing, participated in such presentation. In addition, representatives from MJSK participated.

                        On June 20, 2001, after XOX reviewed additional Tele Digital materials, Tele Digital made a second presentation to the Company. Attending on behalf of the Company were Messers. Leifschultz and Sutton, together with Bernard J. Reeck, a Director of the Company. Presenting on behalf of Tele Digital were Messers. Perkins, Barnaby, and Harmon, together with Daniel E. obylarz, the Chief Technical Officer, Steven C. Tyler, the Chief Financial Officer, and representatives for MJSK.

                        On July 2, 2001, Mr. Liefschultz met with representatives from MJSK to discuss general terms and conditions, including a price that would be acceptable to Tele Digital and the Company. Negotiations, analysis and evaluations continued between the Company and Tele Digital throughout July, August and September 2001.

                        On September 21, 2001, after discussing the merits of a business combination, the Board of Directors passed a resolution directing management to enter into a Letter of Intent in connection with the Merger. On September 27, 2001, the Company and Tele Digital entered into a Letter of Intent regarding the Merger.

                        During the months of October, November and December 2001, negotiations and due diligence proceeded. On November 29, 2001, the Board of Directors passed a resolution directing management to enter into the Merger Agreement. On January 7, 2002, after further negotiations and due diligence, the Company and Tele Digital entered into a definitive merger agreement.

Effects of the
Merger................. If the Merger is approved, the Sub will be merged with and into Tele Digital, the separate corporate existence of the Sub will cease and Tele Digital will continue as wholly-owned subsidiary of the Company. At the Effective Time of the Merger, each share of the common stock of Tele Digital ("Tele Digital Common Stock ") issued and outstanding immediately preceding the Effective Time will be converted into approximately 1.15 unregistered shares of XOX Common Stock such that, subject to the "Assumptions" (as defined below in Proposal No. 1:
                        Approval of the Merger Agreement - Effects of the Merger), the holders of Tele Digital Common Stock and other Tele Digital stock rights will own, immediately following the Merger, approximately 77% of XOX Common Stock on a fully diluted basis, and the holders of XOX Common Stock and other stock rights will own, immediately following the Merger, approximately 23% of the XOX Common Stock on a fully diluted basis. See "Approval of the Merger Agreement - Effects of the Merger."

Restrictions on
Stock Issued to
Shareholders of Tele
Digital................ The XOX Common Stock issued in the Merger to the shareholders of Tele Digital will be issued without registration under the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities law, in reliance upon an exemption from registration pursuant to Section 4(2) and related regulations of the Securities Act and various state exemptions. As required by such exemptions, these shares will bear restrictions on transferability after issuance. See "Approval of the Merger Agreement - Restrictions on Stock Issued to Tele Digital Shareholders."

Accounting
Treatment.............. The Merger will be accounted for as a business combination utilizing the reverse acquisition method with Tele Digital being the accounting acquiror under generally accepted accounting principles in the United States ("GAAP"). As such, the Merger will be treated as an acquisition using the purchase method of accounting with no change in the recorded amount of the assets and liabilities of Tele Digital. The assets and liabilities of the Company that are acquired as a result of the Merger will be recorded at their fair market values. See "Approval of the Merger Agreement - Accounting Treatment."

Federal Income Tax
Consequences........... Under the Merger Agreement, each of the Company, Sub and
                        Tele Digital has agreed to use its commercially reasonable efforts to cause the Merger to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Winthrop & Weinstine, P.A., counsel to Tele Digital, has rendered its opinion that the Merger will qualify as a reorganization under Section 368(a) of the Code. As a result, no income, gain or loss will be recognized by the Company, its stockholders, Tele Digital or Tele Digital's shareholders as a result of the consummation of the Merger. We urge you to consult with your own tax advisor as to the federal income tax consequences of the Merger, as well as any state, local, foreign or other tax consequences. See "Approval of the Merger Agreement - Certain Federal Income Tax Consequences."

Appraisal Rights....... There will be no appraisal rights available to the holders of XOX Common Stock in connection with the Merger.

THE MERGER AGREEMENT

Effective Time of
the Merger............. The Merger will become effective at the time to be specified in the Articles of Merger or Certificate of Merger, as appropriate (the "Effective Time"). The filing of the Articles of Merger and the Certificate of Merger with the Secretaries of State of Minnesota and Delaware will be made as promptly as practicable after adoption of the Merger Agreement by the shareholders of the Company and Tele Digital, and the satisfaction or waiver of all other conditions to the Merger. See "Approval of the Merger Agreement - Effective Time."

Excluded Assets........ The Company, prior to the completion of the Merger, must sell or spin off to its shareholders certain excluded assets. Those excluded assets include the Company's "SHAPES" software, certain Company technology, certain license agreements and miscellaneous office equipment.

Conditions to the
Merger................. The Merger will be completed only if: it is approved by the holders of a majority of the outstanding shares of the Company's Common Stock; it is approved by the holders of a majority of the outstanding shares of Tele Digital Common Stock; and no event occurs that would either (i) prevent the consummation of the transactions contemplated by the Merger Agreement, or (ii) cause any of the transactions contemplated by the Merger Agreement to be rescinded following consummation of such transactions. See "The Merger Agreement - Certain Conditions to Consummation of Merger."

Indemnification........ The Company and Tele Digital have each agreed to indemnify the other against liabilities and damages arising from a misrepresentation, breach of warranty or nonfulfillment of any agreement or covenant of the Merger Agreement. No claims may be raised for a cumulative amount less than $50,000 or after one year from the Effective Time. Any claims for indemnification will be effected through an adjustment of the XOX Common Stock issued. See "The Merger Agreement - Indemnification."

Termination............ The Merger Agreement may be terminated and the transactions abandoned, notwithstanding shareholder approval of the Merger Agreement. See "The Merger Agreement - Termination."

Amending or
Waiving Terms of
the Merger
Agreement.............. At any time prior to the Effective Time of the Merger, the Company and Tele Digital may amend the Merger Agreement, to the extent permitted by law, before or after the shareholders of the Company and Tele Digital vote on the Merger. After the shareholders of the Company and Tele Digital approve the Merger, applicable law may require that subsequent amendments be approved by such shareholders. See "The Merger Agreement - Amending or Waiving Terms of the Merger Agreement."

Regulatory and
Third-Party
Approvals.............. It is not believed that any regulatory or third-party approvals are or will be required in connection with the Merger. See "The Merger Agreement - Regulatory and Third-Party Approvals."

AMENDMENT TO THE CERTIFICATE OF INCORPORATION

Reasons for the
Increase in the
Capital Stock and
Common Stock........... The Company is asking its stockholders to approve the amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of capital stock to 30,000,000 and the number of authorized shares of XOX Common Stock to 20,000,000. The increase in authorized shares will allow XOX to have a sufficient number of shares of XOX Common Stock to complete the Merger and have additional shares remaining so that the Company will have the flexibility that may be necessary to facilitate possible future financing and/or other corporate transactions. The Company does not have any current plans or proposals to use any specific portion of the additional shares that would be authorized upon adoption of the amendment, other than in connection with the issuance of XOX Common Stock to Tele Digital shareholders in the Merger. See "Approval of Increase in the Authorized Stock of the Company - Reasons for the Increase in the Capital Stock and Common Stock."

                                TABLE OF CONTENTS

THE ANNUAL MEETING.............................................................1
     General...................................................................1
     Proposals to Be Considered................................................1
     Record Date; Shareholders Entitled to Vote; Voting; Quorum................1
     Solicitation of Proxies...................................................2

PROPOSAL NO. 1: APPROVAL OF THE MERGER AGREEMENT...............................2
     Effects of the Merger.....................................................2
     Effective Time............................................................3
     Excluded Assets...........................................................3
     Fractional Shares.........................................................3
     Restrictions on Stock Issued to Tele Digital Shareholders.................3
     Background of the Merger; Reasons for the Merger..........................4
     Favorable Recommendation of the Company's Board of Directors..............5
     Regulatory Approval.......................................................5
     Management of the Company Following the Merger............................5
     Accounting Treatment......................................................5
     Certain Federal Income Tax Consequences...................................5
     Appraisal Rights..........................................................7

THE MERGER AGREEMENT...........................................................7
     General...................................................................7
     Certain Representations and Warranties....................................8
     Certain Covenants.........................................................8
     Limitations on Solicitation of Transactions...............................9
     Certain Conditions to Consummation of the Merger..........................9
     Termination...............................................................9
     Indemnification..........................................................10
     Expenses.................................................................11

RISK FACTORS..................................................................11

CERTAIN INFORMATION CONCERNING THE COMPANY....................................17
     Recent History and Company Strategy......................................17
     Market Price and Dividend Data...........................................18
     Certain Transactions.....................................................19

CERTAIN INFORMATION CONCERNING TELE DIGITAL...................................19
     General..................................................................20
     The Industry.............................................................20
     Tele Digital Products....................................................22

     Strategy and Distribution................................................25
     Research and Development.................................................26
     Marketing and Sales......................................................26
     Patents and Proprietary Rights...........................................27
     Competition..............................................................27
     Employees and Consultants................................................27
     Facilities...............................................................28
     Legal Proceedings and Other Matters......................................28
     Certain Transactions.....................................................28

CONSOLIDATED FINANCIAL STATEMENTS OF TELE DIGITAL.............................29

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS
OF OPERATIONS OF TELE DIGITAL.................................................29
     Liquidity and Capital Resources..........................................29
     Commitments and Contingencies............................................30
     Results of Operations for the Year Ended December 31, 2001 Compared to
     the Year Ended December 31, 2000.........................................30

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS...............32
     Unaudited Pro Forma Condensed Consolidated Balance Sheet.................33
     Unaudited Pro Forma Condensed Consolidated Statement of
     Operations...............................................................34
     Notes to Unaudited Pro Forma Condensed Consolidated Financial
     Statements...............................................................35

PROPOSAL NO. 2: ELECTION OF DIRECTORS.........................................36
     Annual Election of Directors.............................................36
     Directors of the Company following the Merger............................37
     Favorable Recommendation of the Company's Board of Directors.............37

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT................37

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY...............................38
     Committees of the Board of Directors.....................................41
     Meetings of the Board of Directors.......................................41

AUDIT COMMITTEE REPORT........................................................41

EXECUTIVE OFFICER COMPENSATION................................................42

EMPLOYMENT AGREEMENT..........................................................42

DIRECTOR COMPENSATION.........................................................43

PROPOSAL NO. 3: APPROVAL OF INCREASE IN THE AUTHORIZED STOCK OF THE COMPANY...43
     Reasons for the Increase in the Capital Stock and Common Stock...........43

     Possible Effects of the Proposed Amendment...............................44
     Favorable Recommendation of the Company's Board of Directors.............44

PROPOSAL NO. 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR............44
     Favorable Recommendation of the Company's Board of Directors.............45

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................45

SUBMISSION OF STOCKHOLDER PROPOSALS...........................................46

OTHER MATTERS.................................................................46

AVAILABLE INFORMATION.........................................................46

INCORPORATION BY REFERENCE....................................................46

                               THE ANNUAL MEETING

GENERAL

         This Proxy Statement is being furnished to the stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting to be held on Monday, June 10, 2002, at 2 p.m. (Minneapolis time) at the offices of Gray, Plant, Mooty, Mooty & Bennett, P.A., 3400 City Center, 33 South Sixth Street, Minneapolis, Minnesota, and at any adjournment or postponement thereof.

PROPOSALS TO BE CONSIDERED

         At the Annual Meeting, the stockholders will be asked to consider and vote on the following proposals:

         (i) To approve the Merger Agreement, which provides that, among other things, (A) Sub will be merged with and into Tele Digital, with Tele Digital being the surviving corporation and a wholly-owned subsidiary of the Company; (B) each share of common stock of Tele Digital ("Tele Digital Common Stock") issued and outstanding immediately prior to the effective time of the Merger (the "Effective Time") will be converted into approximately 1.15 unregistered shares of XOX Common Stock such that, subject to the "Assumptions" (as defined below under Proposal No. 1: Approval of the Merger Agreement - Effects of the Merger), the holders of the XOX Common Stock immediately prior to the Effective Time, together with the holders of options, warrants and other rights to acquire shares of XOX Common Stock, will own, immediately following the Effective Time, approximately 23% of the stock of the Company; and (C) each right to acquire shares of Tele Digital Common Stock will be converted into proportional rights to acquire shares of XOX Common Stock. A copy of the Merger Agreement is attached hereto as Appendix A.

         (ii) To elect directors of the Company, with the condition that if the Merger Agreement is approved, all of the directors of the Company will resign as of the Effective Time and, as provided in the Merger Agreement, Steven Mercil, Craig Gagnon, Richard
                  W. Perkins, Richard L. Barnaby, and one independent director to be selected by such persons, will be appointed as the directors of the Company, each to hold office in accordance with the Certificate of Incorporation and Amended and Restated Bylaws of the Company and as provided herein.

         (iii) To approve an amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of capital stock to 30,000,000 shares and to increase the number of authorized shares of common stock of the Company to 20,000,000 shares.

         (iv) To ratify the appointment of Grant Thornton LLP, as the Company's independent auditor for the fiscal year ending December 31, 2002.

RECORD DATE; SHAREHOLDERS ENTITLED TO VOTE; VOTING; QUORUM

         The Record Date for the determination of the holders of XOX Common Stock entitled to notice of and to vote at the Annual Meeting has been set for May 1, 2002. As of that date, there were _____________ shares of XOX Common Stock issued and outstanding. Each holder of XOX Common Stock is entitled to cast one vote per share, exercisable in person or by properly executed proxy, for matters considered at the Annual Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of XOX Common Stock is necessary to constitute a quorum at the Annual Meeting.

SOLICITATION OF PROXIES

         The Company will bear all expenses of the solicitation of proxies in connection with the Proxy Statement, including the cost of preparing and mailing the Proxy Statement.


                PROPOSAL NO. 1: APPROVAL OF THE MERGER AGREEMENT

 FOR YOUR CONVENIENCE, WE HAVE SUMMARIZED MATERIAL ASPECTS OF THE MERGER. THIS SUMMARY IS NOT A COMPLETE DESCRIPTION. WE ENCOURAGE YOU TO REFER TO THE SECTION IN THIS PROXY STATEMENT ENTITLED "THE MERGER AGREEMENT" AND TO READ THE MERGER
          AGREEMENT, A COPY OF WHICH IS ATTACHED HERETO AS APPENDIX A.

EFFECTS OF THE MERGER

         Unless otherwise agreed to by the Company, Sub and Tele Digital, all of the following will occur upon consummation of the Merger: Sub will be merged with and into Tele Digital, the separate corporate existence of Sub will cease and Tele Digital will continue as a wholly-owned subsidiary of the Company. The Articles of Incorporation and Bylaws of Tele Digital immediately prior to the Effective Time will be the Articles of Incorporation and Bylaws of Tele Digital immediately following the Effective Time, until otherwise legally amended as provided by such documents and applicable law. The directors of the Company and Tele Digital will be Steven Mercil, Craig Gagnon, Richard W. Perkins, Richard L. Barnaby, and one independent director to be selected by such persons, each to hold office in accordance with the Certificate of Incorporation and Amended and Restated Bylaws of the Company and the Articles of Incorporation and Bylaws of Tele Digital, as the case may be, as provided herein under "Proposal No. 3 - Election of Directors." The officers of the Company and Tele Digital will be Richard L. Barnaby, as President and Chief Executive Officer, and Jon Harmon, as Chief Operating Officer and Vice President of Sales of Marketing, each to hold office in accordance with the Certificate of Incorporation and Amended and Restated Bylaws of the Company and the Articles of Incorporation and Bylaws of Tele Digital, as the case may be.

         At the Effective Time, each share of Tele Digital Common Stock issued and outstanding immediately preceding the Effective Time will be converted into approximately 1.15 unregistered shares of XOX Common Stock (the "Exchange Ratio") such that, subject to the Assumptions described below, the holders of Tele Digital Common Stock and the holders of all rights with respect to Tele Digital Common Stock under each option, warrant or other right to purchase Tele Digital Common Stock, immediately prior to the Effective Time, plus the holders of shares of XOX Common Stock subject to the warrant to be issued to MJSK, will own, immediately following the Merger, approximately 77% of the XOX Common Stock on a fully diluted basis, and the holders of XOX Common Stock and options, warrants and other rights to purchase XOX Common Stock will own, immediately following the Merger, approximately 23% of the XOX Common Stock on a fully-diluted basis. Similarly, each right to acquire shares of Tele Digital Common Stock will be converted into proportional rights to acquire shares of XOX Common Stock. As a result, the Tele Digital shareholders receiving shares of XOX Common Stock pursuant to the Merger would have the ability to control the election of the entire Board of Directors and the affairs of the Company, including, but not limited to, all fundamental corporate transactions such as acquisitions, mergers, consolidations and the sale of substantially all of the assets of the Company and/or Tele Digital.

         The determination of the amount of the Exchange Ratio is based on the following assumptions (collectively, the "Assumptions"): (i) immediately before the Effective Time, the Company shall have a total of $1,000,000 worth of (A) prepaid insurance premiums on its directors and officers insurance policy in an amount satisfactory to the Board of Directors of TeleDigital, plus (B) cash and cash equivalents; and (ii) immediately before the Effective Time, there will be
(A) 16,341,075 shares of Tele Digital Common Stock outstanding and issuable upon the exercise of any right to acquire shares of Tele Digital Common Stock and (B) 5,589,699 shares of XOX Common Stock outstanding and issuable upon the exercise of any right to acquire shares of XOX Common Stock. If there is any variation in the Assumptions, the Exchange Ratio will be proportionately adjusted.

EFFECTIVE TIME

         If the Merger Agreement is adopted by the requisite vote of the stockholders of the Company and the shareholders of Tele Digital and all of the other conditions described under "The Merger Agreement - Certain Conditions to Consummation" are satisfied or waived (to the extent permitted by the Merger Agreement), unless the Merger Agreement is previously terminated, the Merger will be consummated and become effective when the Articles of Merger or Certificate of Merger, as the case may be, are accepted for filing by the Minnesota Secretary of State and the Delaware Secretary of State. The Merger Agreement provides that, upon the agreement of all of the parties to the Merger Agreement, the Articles of Merger and Certificate of Merger may provide for a later date of effectiveness of the Merger not more than five (5) business days following the date the Articles of Merger and the Certificate of Merger are filed with the Minnesota Secretary of State and the Delaware Secretary of State.

EXCLUDED ASSETS

         The Company, prior to the completion of the Merger, must sell or spin off to its shareholders certain excluded assets. Those excluded assets include the Company's "SHAPES" software, certain Company technology, certain license agreements and miscellaneous office equipment.

FRACTIONAL SHARES

         No fractional shares of XOX Common Stock will be issued. Instead, all fractional shares will be rounded up to the nearest whole number.

RESTRICTIONS ON STOCK ISSUED TO TELE DIGITAL SHAREHOLDERS

         The XOX Common Stock issued to the Tele Digital shareholders in connection with the Merger will be issued without registration under the Securities Act or applicable state securities laws in reliance upon exemption from registration pursuant to Section 4(2) of the Securities Act, Rule 506 of Regulation D promulgated under the Securities Act, and various state exemptions. As required by such exemptions, the shares of XOX Common Stock issued to Tele Digital shareholders who do not become "affiliates" of the Company will bear restrictions on transferability until the earlier to occur of (i) registration under the Securities Act and applicable state securities laws, or (ii) two years after issuance. The shares of XOX Common Stock issued to Tele Digital shareholders who become "affiliates" of the Company, and who remain affiliates of the Company, will bear restrictions on transferability until such shares can be resold pursuant to an exemption or until the resale of such shares is registered.

         The Merger Agreement provides that as soon as reasonably practicable after the closing on the Merger, but no later than thirty (30) days following such closing, the Company must file with the Securities Exchange Commission (the "SEC") a Registration Statement on Form S-3 or, if inapplicable to the Company, a Registration Statement on Form SB-1 or Form SB-2, to register under the Securities Act the resale by the Tele Digital shareholders of the shares of the XOX Common Stock issued to them in the Merger and the resale of up to $300,000 of XOX Common Stock sold by the Company prior to the Merger. Holders of such XOX

Common Stock can resell their shares only after the SEC declares the Registration Statement effective. The resale of any shares of XOX Common Stock will be subject to the terms of those certain holdback agreements that are to be entered into by each holder of XOX Common Stock who beneficially owns at least five percent (5%) of the shares of XOX Common Stock outstanding immediately after the Merger and that provide that such stockholders will not sell their shares of XOX Common Stock into the public market for a period of six (6) months following the closing on the Merger.

BACKGROUND OF THE MERGER; REASONS FOR THE MERGER

         Beginning in September 2000, the Board of Directors requested a strategic review of its proprietary technology and geoscience-dominated business. The scope of the review included current and prospective markets and customers of the Company as well as current and prospective applications of the Company's proprietary technology. The results of the review demonstrated that, among other things, given the current and prospective sales activity, cost of ongoing support, time and cost of development of applications for new markets (e.g., medical imaging) and available cash, the Company should seek alternatives for maximizing stockholder value. Such alternatives included the possible merger with another company, the acquisition of another company or the sale of some or all of the Company's assets.

         On December 22, 2000, the Company announced that, as a result of its strategic review, it would exit the geoscience business effective December 31, 2000. Management of the Company and the Board of Directors of the Company determined that the geoscience products and services did not meet the growth thresholds expected by the stockholders of the Company. The Board of Directors authorized the Company's management to explore all strategic options including, but not limited to, merging with or acquiring another entity or liquidating the assets of the Company.

         Between January and June 2001, the Company conducted a series of investigations into potential acquisition and merger candidates. The results of these investigations yielded several acquisition and merger candidates, each with varying pricing and terms.

         On June 7, 2001, after initial contacts by MJSK, an investment banking firm, Tele Digital made a presentation to the Company in attempt to negotiate a business combination. Steven B. Liefschultz, the Chairman of the Board of the Company, and John R. Sutton, the Chief Executive Officer of the Company, attended such presentation on behalf of the Company. On behalf of Tele Digital, Richard W. Perkins, the Chairman of the Board of Tele Digital, Richard Barnaby, the Chief Executive Officer of Tele Digital and Jon Harmon, the Chief Operating Officer and Vice President of Marketing of Tele Digital, as well as representatives from MJSK, participated in such presentation.

         On June 20, 2001, after the Company reviewed additional Tele Digital materials, Tele Digital made a second presentation to the Company. Attending on behalf of the Company were Messers. Leifschultz and Sutton, together with Bernard J. Reeck, a Director of the Company. Presenting on behalf of Tele Digital were Messers. Perkins, Barnaby, and Harmon, together with Daniel E. Kobylarz, the Chief Technical Officer, Steven C. Tyler, the Chief Financial Officer, and representatives for MJSK.

         On July 2, 2001, Mr. Liefschultz met with representatives from MJSK to discuss general terms and conditions, including a price that would be acceptable to Tele Digital and the Company. Negotiations, analysis and evaluations continued between the Company and Tele Digital throughout July, August and September 2001.

         On September 21, 2001, after discussing the merits of a business combination, the Board of Directors passed a resolution directing management to enter into a Letter of Intent in connection with the Merger. On September 27, 2001, the Company and Tele Digital entered into a Letter of Intent regarding the Merger.

         During the months of October, November and December 2001, negotiations and due diligence proceeded. On November 29, 2001, the Board of Directors passed a resolution directing management to enter into the Merger Agreement. On January 7, 2002, after further negotiations and due diligence, the Company and Tele Digital entered into the Merger Agreement, which was subsequently amended by Amendment No. 1, dated as of March 29, 2002.

FAVORABLE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS

         Although the Company has not requested or obtained a third party evaluation of the fairness of the transaction, the Board of Directors of the Company believes that the terms and conditions of the Merger are fair to, and in the best interests of, the Company and its stockholders. The Board of Directors of the Company has unanimously approved the Merger Agreement and recommends that you vote "FOR" the approval of the Merger Agreement. The members of the Board of Directors of the Company intend to vote all shares of XOX Common Stock under their control in favor of such proposal.

REGULATORY AND THIRD-PARTY APPROVALS

         The Company does not believe that any regulatory or third-party approvals are or will be required in connection with the Merger.

MANAGEMENT OF THE COMPANY FOLLOWING THE MERGER

         If the Merger Agreement is approved, and as of the Effective Time, all of the directors of the Company will resign, and Richard W. Perkins, Richard L. Barnaby, Steven Mercil, Craig Gagnon and one independent director to be selected by such persons will be appointed as the directors of the Company, in the classes set forth below, each to hold office in accordance with the Certificate of Incorporation and Amended and Restated Bylaws of the Company. See "Proposal No. 2 - Election of Directors." Further, the current officers of the Company will resign and the new board of directors of the Company will elect the following officers: Mr. Richard L. Barnaby, President and Chief Executive Officer, and Mr. Jon Harmon, Chief Operating Officer and Vice President of Sales and Marketing. Such persons will hold the same offices at Tele Digital.

ACCOUNTING TREATMENT

         The Merger will be accounted for as a business combination utilizing the reverse acquisition method with Tele Digital being the accounting acquiror under generally accepted accounting principles in the United States ("GAAP"). As such, the Merger will be treated as an acquisition using the purchase method of accounting with no change in the recorded amount of the assets and liabilities of Tele Digital. The assets and liabilities of the Company that are acquired as a result of the Merger will be recorded at their fair market values.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

General

         The following discussion is the opinion of Winthrop & Weinstine, P.A., counsel to Tele Digital, regarding the material United States federal income tax consequences generally applicable to the Company, its stockholders, Tele Digital and the Tele Digital shareholders who qualify as a "United States person" as defined for United States federal income tax purposes and hold their shares of Tele Digital Common Stock as a capital asset.

         For United States federal income tax purposes, a "United States person" is:

         * a United States citizen or resident alien as determined under the Code;

         * a corporation or partnership, as defined by the Code, that is organized under the laws of the United States or any state;

         * an estate, the income of which is subject to United States federal income taxation regardless of its source; and

         * a trust if a court within the United States is able to exercise primary supervision over its administration and at least one United States person is authorized to control all of its major decisions.

         THIS DISCUSSION IS BASED ON THE CODE, EXISTING AND PROPOSED TREASURY REGULATIONS AND JUDICIAL AND ADMINISTRATIVE DETERMINATIONS, AS EACH IS IN EFFECT AS OF THE DATE OF THIS PROXY STATEMENT. ALL OF THE FOREGOING ARE SUBJECT TO CHANGE AT ANY TIME, POSSIBLY WITH RETROACTIVE EFFECT, AND ALL ARE SUBJECT TO DIFFERING INTERPRETATION. NO ADVANCE RULING HAS BEEN SOUGHT OR OBTAINED FROM THE INTERNAL REVENUE SERVICE (THE "IRS") REGARDING THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER. THE STATEMENTS IN THIS PROXY STATEMENT AND THE OPINION OF COUNSEL SET FORTH HEREIN ARE NOT BINDING ON THE IRS OR ANY COURT. AS A RESULT, NEITHER THE COMPANY NOR TELE DIGITAL CAN ASSURE THE COMPANY'S STOCKHOLDERS THAT THE TAX CONSIDERATIONS OR OPINIONS SET FORTH HEREIN WILL NOT BE CHALLENGED BY THE IRS OR SUSTAINED BY A COURT IF SO CHALLENGED.

         This discussion does not address aspects of United States taxation other than United States federal income taxation. Furthermore, it does not address all aspects of United States federal income taxation that may apply to the Company's stockholders who are subject to special rules under the Code including, without limitation, rules that apply to person who acquire shares of XOX Common Stock as a result of the exercise of employee stock options, tax-exempt organization, financial institutions, broker-dealers, insurance companies, persons having a "functional currency" other than the United States dollar, persons who hold their shares of XOX Common Stock as part of straddle, wash sale, hedging or conversion transaction, and some United States expatriates. In addition, this discussion and the opinions described herein do not address the state, local or foreign tax consequences of the Merger.

The Merger as a Reorganization

         Each of the Company, Tele Digital and Sub has agreed to use its commercially reasonable efforts to cause the Merger to qualify as a reorganization under the provisions of Section 368(a) of the Code. The opinion contained in this discussion is subject to certain limitations, qualifications and assumptions and is based on certain facts and representations, including factual representations contained in certificates executed by officers of the Company and Tele Digital. These assumptions and representations, if incorrect in any material respect, could jeopardize the opinion contained in this discussion. Neither the Company nor Tele Digital currently is aware of any facts or circumstances that would cause such assumptions and representations to be untrue or incorrect in any material respect. The opinion contained in this discussion also assumes that the Merger will be effected as described in the Merger Agreement and this Proxy Statement.

         Based upon and subject to the foregoing, in the opinion of Winthrop & Weinstine, P.A., counsel to Tele Digital, the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code and, as a result, the following material United States federal income tax consequences will result:

         * Tele Digital shareholders will recognize no gain or loss upon the conversion of their shares of Tele Digital Common Stock into shares of XOX Common Stock;

         * Tele Digital shareholders' aggregate tax basis in the shares of XOX Common Stock that they receive in the Merger in exchange for their shares of Tele Digital Common Stock will be the same as the aggregate tax basis in their shares of Tele Digital Common Stock;

         * Tele Digital shareholders' holding period or periods for the shares of XOX Common Stock that they receive in the Merger in exchange for their shares of Tele Digital Common Stock will include their holding period or periods for their shares of Tele Digital Common Stock;

         * the Company and Tele Digital will not recognize any gain or loss as a result of the Merger; and

         * the Company's stockholders will not recognize any gain or loss as a result of the Merger.

         THE FOREGOING DISCUSSION IS NOT INTENDED TO BE A COMPLETE ANALYSIS OR DESCRIPTION OF ALL POTENTIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OR ANY OTHER CONSEQUENCES OF THE MERGER. IT ALSO DOES NOT ADDRESS TAX CONSEQUENCES THAT MAY VARY WITH, OR BE CONTINGENT UPON, A TELE DIGITAL SHAREHOLDER'S PARTICULAR CIRCUMSTANCES. EACH TELE DIGITAL SHAREHOLDER IS URGED TO CONSULT AND RELY ON THE SHAREHOLDER'S TAX ADVISORS WITH RESPECT TO THE UNITED STATES FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE MERGER BASED ON THE SHAREHOLDER'S PARTICULAR CIRCUMSTANCES.

APPRAISAL RIGHTS

         There will be no appraisal rights available to the holders of XOX Common Stock in connection with the Merger.


                              THE MERGER AGREEMENT

   FOR YOUR CONVENIENCE, WE ARE PROVIDING A SUMMARY OF THE MATERIAL PROVISIONS
     OF THE MERGER AGREEMENT. THIS SUMMARY IS NOT A COMPLETE DESCRIPTION. WE ENCOURAGE YOU TO READ THE MERGER AGREEMENT IN ITS ENTIRETY, A COPY OF WHICH
                        IS ATTACHED HERETO AS APPENDIX A.

GENERAL

   Upon consummation of the Merger, Sub will be merged with and into Tele Digital, Tele Digital will continue as the surviving corporation, and the separate existence of Sub will cease. At the Effective Time, each share of Tele Digital Common Stock issued and outstanding immediately preceding the Effective Time will be converted into approximately 1.15 shares of XOX Common Stock such that, subject to the Assumptions, the holders of Tele Digital Common Stock and the holders of all rights with respect to Tele Digital Common Stock under each option, warrant or other right to purchase Tele Digital Common Stock, immediately prior to the Effective Time will own, immediately following the Merger, approximately 77% of the XOX Common Stock on a fully diluted basis, and the holders of XOX Common Stock and options, warrants and other rights to purchase XOX Common Stock will own, immediately following the Merger, approximately 23% of the XOX Common Stock on a fully diluted basis.

CERTAIN REPRESENTATIONS AND WARRANTIES

         The Merger Agreement contains various customary representations and warranties of each of the Company, Sub and Tele Digital relating to, among other things, the following matters (these representations and warranties are subject, in certain cases, to specified exceptions): (i) organization, corporate powers and qualification to do business, and (ii) due authorization, execution, delivery and performance of the Merger Agreement. Additionally, Tele Digital has made certain representations and warranties relating to (A) the capitalization of Tele Digital, including the validity of their outstanding shares and their compliance with securities laws, and (B) their title to their proprietary assets. Finally, the Company has made certain representations and warranties relating to the filing of reports and other documents with the Securities and Exchange Commission.

CERTAIN COVENANTS

         Pursuant to the Merger Agreement and prior to the Effective Time, each of the Company, Sub and Tele Digital have agreed, except as expressly contemplated by the Merger Agreement or as otherwise consented, that they will:
(i) take all commercially reasonable efforts to take such action as to make the Merger occur, (ii) carry on their businesses in the usual, regular and ordinary course, (iii) use commercially reasonable efforts to maintain their respective assets in substantially their current state of repair, (iv) preserve existing business relationships and goodwill, (v) take all commercially reasonable steps to qualify the Merger as a plan of reorganization under the income tax regulations, and (vi) proceed in good faith to fulfill each requirement of the Merger Agreement.

         The Company and Tele Digital have further agreed, except as expressly contemplated by the Merger Agreement or as otherwise consented, that they will:
(i) use their best efforts to obtain stockholder approval for each necessary item to complete the Merger, (ii) use all commercially reasonable means to obtain all consents necessary to complete the Merger, (iii) take any reasonable action to cause the issuance of shares of XOX Common Stock to be exempt from registration under the Securities Act, (iv) use all commercially reasonable efforts to gain any regulatory approvals necessary, (v) cause each 5% stockholder after the Merger to enter into a holdback agreement, and (vi) each indemnify the other for certain liabilities.

         The Company has further agreed, except as expressly contemplated by the Merger Agreement or as otherwise consented, that the Company will: (i) use all commercially reasonable means to comply with SEC requirements related to the proxy process, (ii) maintain officers' and directors' liability insurance for five years for directors of both the Company and Tele Digital, (iii) provide for the assumption by the Company of all outstanding Tele Digital stock options and warrants, and (iv) file a registration statement as soon as reasonably practical after the Closing Date and use its best efforts to comply with the reporting requirements of Rule 144.

         Tele Digital has further agreed, except as expressly contemplated by the Merger Agreement or as otherwise consented, that Tele Digital will: (i) deliver to the Company audited 2001 and 2000 financial statements from Tele Digital at least ten business days before the Closing Date, and (ii) use its best efforts to obtain a shareholder representation agreement from each shareholder of Tele Digital.

LIMITATIONS ON SOLICITATION OF TRANSACTIONS

         The Company, Sub and Tele Digital have agreed that they will not, directly or indirectly, solicit, knowingly encourage, initiate or participate in any way in discussions or negotiations with, or knowingly provide any nonpublic information to, any corporation, partnership, person or other entity or group (other than a party to the Merger), or otherwise knowingly facilitate any effort or attempt to make or implement an Alternative Transaction. For purposes of the Merger Agreement, "Alternative Transaction" means any of the following involving the Company or Tele Digital: (a) any tender offer, exchange offer, merger, consolidation, share exchange, business combination or similar transaction involving capital stock of Tele Digital or XOX, respectively; (b) any transaction or series of related transactions pursuant to which any person or entity (or its shareholders), other than Tele Digital or XOX, or their respective affiliates, (a "Third Party") acquires shares (or securities exercisable for or convertible into shares) representing more than 50% of the outstanding shares of any class of capital stock of Tele Digital or XOX, respectively; or (c) any sale, lease, exchange, licensing, transfer or other disposition pursuant to which a Third Party acquires control of more than 50% of the assets (including, but not limited to, intellectual property assets) of Tele Digital or XOX, respectively (determined by reference to the fair market value of such assets), in a single transaction or series of related transactions.

CERTAIN CONDITIONS TO CONSUMMATION OF MERGER

         Pursuant to the Merger Agreement, the respective obligations of each party to complete the Merger will be subject to the fulfillment, at or before the closing of the Merger, of each of the following conditions: (a) the Merger Agreement shall have been duly approved by the boards of directors and stockholders of the Company, Sub and Tele Digital, (b) no order, injunction or decree of any court or other legal or regulatory restraint or prohibition preventing consummation of the Merger shall have been issued, (c) all necessary authorizations, consents, orders, declarations or approvals of, or filings with any governmental authority shall have been obtained, (d) the holders of no more than a mutually acceptable number of stockholders of Tele Digital shall have filed for appraisal rights, (e) each of the Company and Tele Digital and their respective legal counsel must be satisfied that the issuance of XOX Common Stock pursuant to the Merger shall be exempt from registration, and (f) each of the Company, Sub and Tele Digital shall have paid the fees or expenses of its professionals incurred as a result of the Merger.

TERMINATION

         Pursuant to the Merger Agreement, notwithstanding any requisite approval and adoption of the Merger Agreement by the stockholders of the Company or the shareholders of Sub or Tele Digital, the Merger Agreement may be terminated and the Merger may be abandoned at any time before the Effective
Time: (i) by mutual written consent duly authorized by the Boards of Directors of the Company and Tele Digital, (ii) by either the Company or Tele Digital if the closing of the Merger has not occurred on or before June 30, 2002, (iii) by either the Company or Tele Digital 90 days after the date on which any request for regulatory approval necessary for the Merger has been denied, (iv) by either the Company or Tele Digital if the requisite vote of the stockholders of the Company or the shareholders of Tele Digital has not obtained, (v) by either the Company or Tele Digital if the other party is in material breach of any of the representations or warranties of the Merger Agreement, (vi) by either the Company or Tele Digital if there has been a material failure to perform or comply with any of the covenants or agreements of the Merger Agreement, (vii) by either the Company or Tele Digital if the other party fails to recommend the transaction to their stockholders or shareholders, or (viii) by either the Company or Tele Digital if either such entity determines that providing for the holders of dissenting shares of Tele Digital Common Stock would have a material adverse effect on the Company or Tele Digital.

         If the Merger Agreement is terminated, it will be void (except with respect to certain issues regarding Alternative Transactions, registration of the sale of certain shares of XOX Common Stock, indemnification and publicity, and nothing will relieve either the Company or Tele Digital from liability for the breach of any representations, warranties, covenants or agreements set forth in the Merger Agreement occurring prior to the date of termination), and there shall be no liability on the part of either the Company or Tele Digital except as follows:

         (i) the Merger Agreement is terminated (i) by the Company or Tele Digital because of a failure to obtain the required approval of the stockholders or shareholders after an Alternative Transaction involving the Company has been publicly disclosed or made known to the Company, (ii) by Tele Digital if the breach by the Company giving rise to such termination was willful, or (iii) by Tele Digital if the Company fails to make the requisite recommendation to its stockholders, then, in any such case, within three business days following any such termination, the Company must pay to Tele Digital a termination fee of $25,000 and reimburse Tele Digital for the reasonable out-of-pocket expenses incurred by Tele Digital in connection with the Merger Agreement (including, without limitation, fees and expenses of legal, financial and accounting advisors);

         (ii) the Merger Agreement is terminated (i) by the Company or Tele Digital because of a failure to obtain the required approval of stockholders or shareholders after an Alternative Transaction involving Tele Digital has been publicly disclosed or made known to Tele Digital, (ii) by the Company if the breach by Tele Digital giving rise to such termination was willful, or (iii) by the Company if Tele Digital fails to make the requisite recommendation to its shareholders, then, in any such case, within three (3) business days following any such termination, Tele Digital shall pay to the Company a termination fee of $25,000 and reimburse the Company for the reasonable out-of-pocket expenses incurred by the Company in connection with the Merger Agreement (including, without limitation, fees and expenses of legal, financial and accounting advisors).

If either the Company or Tele Digital fails to pay promptly the fee described above, such party must also pay to the other party such other party's costs and expenses (including legal fees and expenses) in connection with any action, including the filing of any lawsuit or other legal action, taken to collect payment, together with interest on the amount of the unpaid fee, accruing from its due date, at an interest rate per annum equal to two percentage points in excess of the prime rate quoted by The Wall Street Journal. Any change in the interest rate hereunder resulting from a change in such prime rate shall be effective at the beginning of the day of such change in such prime rate. Notwithstanding anything in the Merger Agreement to the contrary, the entitlement to such fees, costs and expenses will be the only remedies of the Company and Tele Digital with respect to any breach of the Merger Agreement by another party.

INDEMNIFICATION

   The Company and Tele Digital have each agreed to, and shall immediately upon demand, defend, indemnify and hold harmless the other from, against, and in respect of any liabilities, penalties, interests, costs, expenses or other damages or deficiencies incurred as a result of any misrepresentation, breach of warranty or nonfulfillment of any agreement or covenant under the Merger Agreement. Any claims for indemnification under the Merger Agreement shall be effected through an adjustment in the number of shares of XOX Common Stock to be issued to the shareholders of the Company or Tele Digital. No claims for indemnification may be brought by either party against the other unless and until the aggregate amount of such claims exceeds $50,000. In addition, all claims must be brought on or before the first anniversary of the Effective Time unless either written notice of such claim was provided by one party to the other on or prior to such first anniversary or such claim involves fraud or a knowing and intentional breach or nonperformance of the Merger Agreement.

EXPENSES

         Under the Merger Agreement, all costs and expenses incurred in connection with the Merger Agreement and the contemplated transactions will be paid by the party incurring the costs and expenses unless the Merger Agreement is terminated, in which case certain costs will be paid as a termination fee.


                                  RISK FACTORS

         THE PROPOSED MERGER INVOLVES A HIGH DEGREE OF RISK. IN ADDITION TO THE OTHER INFORMATION CONTAINED IN THIS PROXY STATEMENT, YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING RISK FACTORS IN DECIDING WHETHER OR NOT TO APPROVE THE MERGER AGREEMENT.

         CURRENT HOLDERS OF XOX COMMON STOCK WILL EXPERIENCE SUBSTANTIAL DILUTION OF THEIR PERCENTAGE OWNERSHIP INTEREST OF XOX COMMON STOCK. Subject to the Assumptions (as defined above under Propsal No. 1: Approval of the Merger Agreement - Effects of the Merger) and any related adjustment, the Company has agreed to issue approximately 1.15 shares of XOX Common Stock per share of Tele Digital Common Stock to Tele Digital shareholders in the Merger. Upon issuance of these shares, Tele Digital's shareholders will own approximately 77% of the XOX Common Stock on a fully diluted basis, and the current shareholders of the Company, who now own 100% of the outstanding shares of XOX Common Stock, will own approximately 23% on a fully diluted basis. Thus, the current stockholders of the Company will experience dilution of approximately 77% in the Merger. As a result, after the Merger, each share of XOX Common Stock that the Company' s stockholders currently own will represent a smaller percentage ownership interest in the Company than they currently own in the Company. As a result of the Merger, the current stockholders of the Company will have less control over matters on which stockholders vote, including the election of directors. In addition, after the Merger, stockholders of the Company may also experience dilution in the market value of their shares, although the amount of any such dilution is not now determinable.

         TELE DIGITAL HAS INCURRED SIGNIFICANT LOSSES, HAS HAD LIMITED REVENUES AND HAS LIMITED FUNDS TO OPERATE AND PROVIDE FOR ITS EXISTING INDEBTEDNESS AND OBLIGATIONS. Tele Digital had a net loss of $1,892,088 for the year ended December 31, 2001, a net loss of $1,171,226 for 2000 and an accumulated deficit of $10,077,844 at December 31, 2001. The report of Tele Digital's independent certified public accountants for 2001 and 2000 expresses substantial doubt as to the ability of Tele Digital to continue as a going concern. As of December 31, 2001, Tele Digital had borrowed the full amount it is entitled to borrow under its bank line of credit. Tele Digital does not currently have sufficient funds from revenue or other sources to pay the payroll taxes, interest and any penalties or to fund its business plan. Tele Digital may not be able to obtain adequate financing at all or under terms acceptable to it.

         TELE DIGITAL OWES THE UNITED STATES AND THE STATES OF MINNESOTA AND MARYLAND APPROXIMATELY $256,000 FOR WITHHOLDING AND EMPLOYMENT PAYROLL TAXES THAT IT FAILED TO WITHHOLD AND TO PAY IN 2000 AND 2001, PLUS AN AMOUNT OF APPROXIMATELY $40,000 OF INTEREST THROUGH MARCH 31, 2002. IN ADDITION, IT WILL OWE ANY PENALTIES THAT THE APPLICABLE TAXING AUTHORITY WOULD ASSESS, WHICH ARE ESTIMATED TO BE $135,000 THROUGH MARCH 31, 2002. THE FAILURE OF TELE DIGITAL TO PAY OR TO PROVIDE FOR THE PAYMENT OF THESE OBLIGATIONS WOULD HAVE A MATERIAL ADVERSE EFFECT ON ITS FINANCIAL CONDITION AND RESULTS OF OPERATIONS. Tele Digital did not withhold withholding taxes or pay employment payroll taxes for any of its employees during 2000 or 2001. In March 2002, Tele Digital made an initial payment of $101,769 toward the amount of the taxes. As a result, it still owes approximately $256,000 to the United States and the States of

Minnesota and Maryland in withholding and payroll taxes, plus an estimated amount of approximately $40,000 in interest through March 31, 2002, with interest continuing to accrue until all amounts are paid in full. In addition, Tele Digital will owe any penalties that the applicable taxing authority would assess. The estimated maximum amount of penalties that could be assessed against Tele Digital is approximately $135,000 through March 31, 2002. The actual amounts could differ from these estimates. Tele Digital has withheld withholding taxes and has paid employment payroll taxes with respect to its employees for 2002 and expects to remain current with respect to its 2002 payments.

         It is a condition to the completion of the Merger that Tele Digital resolve the payment of the withholding and employment payroll taxes, interest and any assessed penalties under terms that are reasonably satisfactory to the Company. The Merger Agreement states that Tele Digital cannot use any of the cash or cash equivalents that the Company has on hand as of the date the Merger is closed to pay its debt, including any payroll taxes, interest or penalties owed by Tele Digital. If Tele Digital fails to pay the remaining withholding and employment payroll taxes, interest and any assessed penalties, a taxing authority could attempt to levy and to collect against Tele Digital's assets. In addition, one or more "responsible persons" of Tele Digital could be found to be liable for the unpaid withholding taxes plus the related interest, which could distract them from focusing on running the business of Tele Digital or, after the Merger, the Company. Tele Digital may not be able to obtain a sufficient amount of financing to pay these remaining taxes, interest and any penalties or that it will be able to resolve the issues with the taxing authorities in a timely manner and under satisfactory terms so as not to interfere with Tele Digital's business or the completion of the Merger.

         THE VALUE OF THE COMPANY FOLLOWING THE MERGER AND THE BENEFITS OF THE MERGER DEPENDS ON THE SUCCESS OF TELE DIGITAL'S BUSINESS PLAN. The value of the Company following the Merger and the benefits of the merger transaction principally depend on the successful implementation of Tele Digital's business plan. Tele Digital was previously a manufacturer of cellular telephones. In the last few years, it has been repositioning itself as a designer, developer and licensor of software for wireless handset manufacturers and wireless carriers to operate prepaid mobile wireless communication products. Therefore, its current business plan is unproven, and the implementation of its business plan is subject to the risks, uncertainties, expenses and difficulties frequently encountered by companies in the early stages of business development. These include the need for additional financing, the need to gain market acceptance of its products, expected losses for the foreseeable future and a competitive environment characterized by well-established and well-capitalized competitors. If new, post-Merger management fails to achieve Tele Digital's business plan or is delayed in doing so, the Company's results of operations and financial condition following the Merger would be materially adversely affected.

         THE COMPANY WILL NEED ADDITIONAL FINANCING TO FUND ITS BUSINESS PLAN. IF IT DOES NOT OBTAIN SUCH FINANCING AT ALL OR UNDER TERMS THAT IS ACCEPTABLE TO IT, ITS OPERATIONS AND FINANCIAL CONDITION WOULD BE MATERIALLY ADVERSELY AFFECTED. To successfully implement its business plan, the Company will need additional financing after the Merger. Tele Digital estimates that in addition to the cash balance of approximately $1,000,000 expected to be on hand at the Company and Tele Digital upon the closing of the Merger, the Company will need to raise additional financing of approximately $950,000 to $1,000,000 over the next 12 months to continue to implement its business plan. Tele Digital anticipates that the Company will attempt to obtain this needed financing from selling additional equity securities or from a commercial bank or asset-based lending source. Tele Digital or the Company may not be successful in obtaining the necessary financing on acceptable terms or at all. The Company's actual financing needs will depend on the amount of post-Merger operating losses, development expenses, working capital needs and other factors. Financing could be difficult or expensive to obtain. If adequate financing is not raised, the Company may not be able to execute its business plan, may not be able to market its existing technology or develop and market new technology, and the post-Merger financial condition and results of operations of the Company may be materially adversely affected.

         TERMS OF NEW FINANCING, IF ANY, MAY NOT BE FAVORABLE. If the Company raises additional financing by issuing equity securities or convertible debt securities, such issuance will dilute the ownership interests of its stockholders. In addition, these securities could have rights, preferences or privileges senior to those of the holders of XOX Common Stock. If the source of financing is loans, the lending arrangements will probably include limitations on the Company's ability to incur other indebtedness, pay dividends, create liens, sell or purchase shares of XOX Common Stock, sell assets or make acquisitions or enter into other transactions. Such restrictions may adversely affect the Company's ability to finance future operations or capital needs or to engage in other business activities.

         AFTER THE MERGER, IF THE COMPANY DOES NOT SUCCESSFULLY DEVELOP NEW PRODUCTS COMPATIBLE WITH THE TECHNOLOGICAL CHANGES IN THE WIRELESS COMMUNICATIONS INDUSTRY, ITS BUSINESS COULD BE HARMED. The wireless communications industry is experiencing significant changes. These changes include the increasing pace of digital upgrades in existing analog wireless systems, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and changes in end-user needs and preferences. Also, alternative technologies may be developed to provide end-users with wireless communications services or alternative services superior to those currently available from Tele Digital. Such changes could adversely affect the Company after the Merger or its post-Merger business and operating results.

         The Company's post-Merger success will depend upon its ability to develop software compatible with technological changes in the wireless communications industry, to introduce such software in a timely and cost efficient manner and to have such software gain widespread market acceptance. Neither the Company, nor Tele Digital, can assure you that they will be able to successfully introduce products to market, meet the various technical challenges they face or adjust to changing market conditions as quickly and cost-effectively as necessary to compete successfully or be profitable.

         THE FAILURE OF THE MARKETPLACE TO ACCEPT THE COMPANY'S PRODUCTS COULD HAVE A MATERIAL ADVERSE EFFECT ON ITS BUSINESS AFTER THE MERGER. The markets into which the Company's products will be introduced after the Merger may not accept these products. In addition, customers and end-users may not accept the products as preferable to alternative products, or accept prepaid wireless communications services as preferable to post-paid wireless communications services. These factors, among others, could limit or detract from market acceptance of the Company's products after the Merger. Insufficient market acceptance of the Company's products could have a material adverse effect on its post-Merger business, financial condition and results of operations.

         TELE DIGITAL DEPENDS ON PRINCIPAL CUSTOMERS FOR A SUBSTANTIAL PORTION OF ITS NET SALES. IT IS LIKELY THAT THIS DEPENDENCE BY THE COMPANY WILL CONTINUE AFTER THE MERGER. For the year ended December 31, 2001, Fluent Wireless, Inc. accounted for 47% of Tele Digital's net sales and Canquest accounted for 28% of its net sales. Tele Digital has no agreements with any of its customers requiring them to purchase a specified minimum amount of product. The loss of, or a significant reduction in, orders from these or other principal customers could have a material adverse effect on the financial condition and results of operations of XOX after the Merger.

         TELE DIGITAL DEPENDS ON THE BUSINESS PROVIDED BY ORIGINAL EQUIPMENT MANUFACTURERS ("OEMS") AND CELLULAR CARRIERS FOR THE SUCCESS OF ITS BUSINESS. Tele Digital depends on the business provided by OEMs and cellular carriers and on their distribution capabilities. With the exception of 2N Company, LLC, Tele Digital has no agreements with its customers requiring them to use or distribute Tele Digital's products and services. OEMs and cellular carriers have, in the past, avoided developing software comparable to Tele Digital's software for the prepaid market due to the investment in time and money and the short-lived nature and rapid obsolescence factor of any product. Because Tele Digital's software can be installed in the memory of most wireless communications handsets manufactured today, some OEMs and cellular carriers that have entered into the prepaid market purchase the software from Tele Digital and have it installed in their wireless communications handsets. However, such customers may develop comparable technology in the future, eliminating their need for Tele Digital's products and technology and become competitors of Tele Digital, which could have a material adverse effect on the results of operations and financial condition of Tele Digital and, after the Merger, the Company.

         TELE DIGITAL FACES POTENTIAL EXCLUSIVITY TO ONE OF ITS DISTRIBUTORS, WHICH COULD LIMIT ITS OPPORTUNITIES WITH OTHERS. Tele Digital currently has a Distribution Agreement with 2N Company, LLC ("2N"), dated August 28, 2001, under which 2N has agreed to distribute Tele Digital's products in 2N's territory, which includes the United States, Canada and Mexico. The agreement provides that when and if 2N orders, receives and pays for 25,000 telephone units, 2N will become Tele Digital's exclusive distributor in 2N's territory and Tele Digital must not thereafter authorize any new or additional distributors to sell or otherwise distribute Tele Digital's products in 2N's territory. Tele Digital sold no products to 2N in 2001. However, if 2N were to become Tele Digital's exclusive distributor in 2N's territory, it could interfere with Tele Digital's relationships with its customers, which would have a material adverse effect on the results of operations and financial condition of Tele Digital and, after the Merger, the Company.

         TELE DIGITAL DEPENDS ON A LIMITED NUMBER OF SUPPLIERS OF HANDSETS. In the year ended December 31, 2001, sales by WorldCom Wireless and Fluent to Tele Digital represented a total of 92% of the dollar amount of all purchases by Tele Digital for that year, and each of these suppliers accounted for over 10% of such purchases. In 2000, sales by WorldCom Wireless and Fluent to Tele Digital represented a total of 97% of all purchases by Tele Digital for that year, and each of these suppliers accounted for over 10% of such purchases. Tele Digital has no agreement with these suppliers requiring them to provide Tele Digital with handsets. The termination or any significant reduction by these suppliers of their production of the handsets they sell to Tele Digital or, after the Merger, the Company, could have a material adverse effect on the financial condition and results of operations of the Company after the Merger. Tele Digital and the Company may not be able to establish any new supplier relationships to ensure delivery of such products in a timely and efficient manner or on acceptable terms. In addition, Tele Digital's reliance on such suppliers involves other risks such as the absence of guaranteed capacity and reduced control over delivery schedules, quality assurance and production yields. A significant price increase, a quality control problem, an interruption in supply from one or more suppliers or the inability of Tele Digital or the Company to obtain additional suppliers when and if needed could have a material adverse effect on the Company's post-Merger financial condition and results of operations.

         EQUIPMENT FAILURES AND DISASTERS MAY ADVERSELY AFFECT THE COMPANY'S OPERATIONS AFTER THE MERGER. A major equipment failure or a disaster that affects the server, database or Internet tools that the Company will use after the Merger to run its T3 System, Atlas System and AtlasPro could have a material adverse effect on the Company's operations. The Company's inability after the Merger to operate its systems even for a limited time period may result in a loss of customers and end-users or impair its ability to attract new customers and end-users, which would have a material adverse effect on its business, results of operations and financial condition.

         THE COMPANY FACES SUBSTANTIAL COMPETITION AFTER COMPLETION OF THE MERGER. There is substantial and increasing competition in all aspects of the wireless communications industry. Tele Digital expects competition to intensify as the industry consolidates, companies form global alliances, new competitors enter the industry and new technologies, products and services are developed. Tele Digital's competitors include Telemac, Topp Telecom and US/Intelicom, all of which provide prepaid wireless services. Other competitors include TracFone Wireless, Inc., a subsidiary of America Movil, S.A. DE C.V., Verizon, Sprint and AT&T. Many of its competitors and potential competitors are established companies that have significantly greater financial, technical, marketing and distribution resources, greater research and marketing capabilities and existing name recognition than Tele Digital. Tele Digital's competitors could develop software and wireless products that would render its technology obsolete or noncompetitive.

         THE PROTECTION OF TELE DIGITAL'S INTELLECTUAL PROPERTY IS INHERENTLY UNCERTAIN. Tele Digital's success and its ability to compete depends upon its ability to maintain patent and trade secret protection, to obtain future patents and licenses and to operate without infringing on the proprietary rights of others. The measures that Tele Digital has taken to protect its intellectual property may not prevent its misappropriation or circumvention. In addition, any patent application, when filed, may not result in an issued patent. Tele Digital's existing patents, or any patents that may be issued in the future, may not provide Tele Digital or, after the Merger, the Company, with significant or meaningful protection against competitors or competing technology. Moreover, there can be no assurance that any patents issued to or licensed by Tele Digital or, after the Merger, the Company, will not be infringed upon or circumvented by others. Enforcing and protecting intellectual property rights can be expensive and time consuming, even if the outcome is in Tele Digital's or the Company's favor. Neither Tele Digital nor the Company can assure you that they will have sufficient resources to enforce and defend their proprietary rights.

         Third parties may assert claims against Tele Digital or the Company with respect to its existing or future products and technology. In addition, licenses may not be available on reasonable terms with respect to third party technology. Either Tele Digital or the Company could incur substantial costs in defending any legal action filed against it. If the products or technology of Tele Digital or, after the Merger, the Company, are found to infringe the intellectual property of others, it could be enjoined from using the products and technology subject to such rights, required to pay royalties under a license to use the technology or required to pay damages, including treble damages, to the infringed party. An unfavorable decision or a significant settlement in any intellectual property lawsuit could have a material adverse effect on the Company's post-Merger financial condition and result of operations.

         THE WIRELESS COMMUNICATIONS INDUSTRY MAY BE SIGNIFICANTLY AFFECTED BY THE ECONOMIC SLOWDOWN. The economy of the United States is currently suffering from an economic slowdown. In connection with the slowdown, wireless companies have experienced lower net subscriber additions. Due to the relatively short period of time that wireless communications services have been available, the wireless communications industry has not operated through a period of prolonged economic slowdown. Tele Digital cannot provide assurance that such a slowdown will not continue to materially adversely affect the industry and its participants, including Tele Digital and, after the Merger, the Company. The depth and length of the slowdown may be exacerbated and prolonged as a result of recent terrorist activities and threats. Effects of these factors may include higher churn rates and slower end-user growth.

         A HIGH RATE OF CHURN MAY DECREASE THE COMPANY'S POST-MERGER REVENUE. Wireless communications service providers experience varying rates of lost customers or end-users known as "churn." End-users may change a wireless provider for several reasons, including service offerings, price, call quality, coverage area and customer service. A high rate of churn would adversely affect the results of operations of the Company's post-Merger customers due to loss of revenue and the cost of adding new subscribers, which in turn would adversely affect the Company's post-merger results of operations due to loss of revenue from replenishment of prepaid service.

         THE RESTRICTED SUPPLY OF NEW TELEPHONE NUMBERS COULD LIMIT OR DELAY THE COMPANY'S POST-MERGER GROWTH. The supply of new telephone numbers in some areas of the United States is near depletion due, in large part, to competitive wireline carriers having obtained large blocks of numbers and rapidly growing customer demand for additional numbers for wireless handsets, pagers, second voice lines, Internet access, private branch exchange systems and private telephone networks used within enterprises. Many states have imposed restrictions on carriers' access to additional numbers, creating shortages and delays in obtaining needed number resources. The Federal Communications

Commission and state public service commissions have implemented several processes to address this problem. Neither Tele Digital nor the Company can assure that such commissions will be able to solve the shortage problem promptly, or at all, or that the solution will not have other adverse consequences.

         CONCERNS ABOUT HEALTH RISKS RELATING TO THE USE OF WIRELESS HANDSETS MAY ADVERSELY AFFECT THE COMPANY'S BUSINESS AFTER THE MERGER. The potential connection between radio frequency emissions from wireless handsets and various health concerns, including cancer, has been the subject of substantial study by the scientific community in recent years. Although Tele Digital is not aware of any definitive study that proves that radio frequency emissions cause negative health effects, concerns over radio frequency emission may discourage the use of wireless handsets by end-users, which could have a material adverse effect after the Merger on the Company's business and results of operations. In addition, digital wireless telephones have been shown to cause interference with some electronic medical devices, such as hearing aids and pacemakers.

         Lawsuits have been filed in the United States against certain participants in the wireless industry alleging various adverse health consequences as a result of wireless phone usage. After the Merger, the Company may be subject to similar litigation. Research and studies are ongoing and neither Tele Digital nor the Company can assure you that further research and studies will not demonstrate a link between radio frequency emissions and health concerns.

         STATE AND LOCAL LEGISLATION REGARDING WIRELESS PHONE USE WHILE DRIVING MAY DECREASE THE USE OF WIRELESS HANDHELD PHONES. Many states and municipalities have proposed, and several have enacted, legislation that requires the use of a hands-free accessory while driving an automobile. Such legislation may discourage the use of wireless phones and could decrease the Company's post-Merger revenues from end-users who now use their phones when driving. Such legislation, if adopted and enforced, may reduce the Company's post-Merger sales and usage. In addition, allegations that using wireless phones while driving may impair drivers' attention may lead to potential litigation relating to traffic accidents, which could adversely affect the Company's post-Merger business and results of operations.

         FOLLOWING THE MERGER, THE COMPANY WILL DEPEND ON A SMALL TEAM OF SENIOR MANAGEMENT, WHOSE KNOWLEDGE OF TELE DIGITAL'S BUSINESS AND TECHNICAL EXPERTISE WOULD BE EXTREMELY DIFFICULT TO REPLACE, AND THE COMPANY MAY HAVE DIFFICULTY ATTRACTING AND RETAINING ADDITIONAL PERSONNEL. The Company's post-Merger success will depend to a significant extent upon the continued services and performance of the members of Tele Digital's current management team. These members include Richard L. Barnaby, the post-Merger President and Chief Executive Officer of the Company, Jon Harmon, the post-Merger Vice President of Sales and Marketing and Chief Operating Officer of the Company, and Dan Kobylarz, the post-Merger Chief Technology Officer. None of these individuals currently have employment agreements with Tele Digital or the Company, and Tele Digital does not have any key person life insurance on the lives of any of these individuals. If Tele Digital or the Company loses the services of any member of its senior management team, its overall operations could be adversely affected. In addition, the Company's success after the Merger will depend on its ability to identify, attract, hire, train and motivate qualified management, sales, marketing and technical personnel when they are needed. Competition for such employees is very intense, and there can be no assurance that such people will remain in Tele Digital' s employ. The loss of the services of one or more of Tele Digital's current executive officers or key employees, or its inability to continue to attract qualified personnel in the future, could have a material adverse effect on the financial condition of Tele Digital or, after the Merger, the Company.

         THE COMPANY LIMITS THE LIABILITY OF ITS DIRECTORS AND OFFICERS AND MUST INDEMNIFY ITS OFFICERS AND DIRECTORS. The Company's Certificate of Incorporation provides that a director shall not be personally liable to the Company or its stockholders for monetary damages for breach of a fiduciary duty as a director to the fullest extent permitted by Delaware state law. These provisions may discourage the Company's stockholders from bringing suit against a director for a breach of fiduciary duty caused by negligence, and may reduce the likelihood of derivative litigation brought by stockholders on the Company's behalf against a director.

         In addition, the Company's Certificate of Incorporation requires the Company to indemnify its officers, directors, employees and agents for claims brought against them in their official capacities to the fullest extent permitted by Delaware state law.

         THE COMPANY'S STOCK PRICE MAY BE VOLATILE. Announcements of developments related to the Company's business after the Merger, announcements by competitors, quarterly fluctuations in the Company's financial results and general economic conditions in the highly dynamic wireless communications industry in which the Company will compete could cause the price of the XOX Common Stock to fluctuate, perhaps substantially. In addition, in recent years the stock market has experienced extreme price fluctuations which have often been unrelated to the operating performance of affected companies. These factors and fluctuations could have a significantly harmful effect on the market price of the XOX Common Stock after the Merger.

         THE COMPANY'S BOARD OF DIRECTORS MAY ISSUE AND FIX THE TERMS OF SHARES OF ITS PREFERRED STOCK WITHOUT STOCKHOLDER APPROVAL, WHICH COULD DILUTE THE INTERESTS OF EXISTING STOCKHOLDERS AND ADVERSELY AFFECT A TRANSACTION THAT IS OTHERWISE FINANCIALLY ADVANTAGEOUS TO STOCKHOLDERS. The Company's Board of Directors is authorized, without further stockholder action, to establish various series of preferred stock from time to time and to determine the rights, preferences and privileges of any unissued series, including, among other matters, any dividend rights, dividend rates, conversion rights, voting rights, terms of redemption, liquidation preferences, sinking fund terms, the number of shares constituting any such series, and the description thereof, and to issue any such shares. Although there is no current intention to do so, the Company's Board of Directors may, without stockholder approval, issue shares of a class or series of preferred stock with voting and conversion rights that could dilute the interests of holders of XOX Common Stock (including the interests of Tele Digital shareholders obtaining shares of XOX Common Stock in the Merger), adversely affect the voting power of the holders of the XOX Common Stock, or delay, defer or prevent a change in control of the Company.


                   CERTAIN INFORMATION CONCERNING THE COMPANY

RECENT HISTORY AND COMPANY STRATEGY

         Incorporated under the laws of the state of Delaware on September 16, 1985, the Company originally designed, developed and marketed proprietary computer software for creating virtual mock-ups or models that capture the complete geometry of objects or spatial areas of interest. In the late 1990's, the Company focused a significant portion of its development and marketing resources in the area of geosciences and the creation of a PC based product. During 1999, the Company introduced its first end-user product in the geoscience market, Shapes Prospector(TM), a Windows based PC application designed to be easy to use and affordably priced. Additionally, the Company continued to service a significant contract with Schlumberger GeoQuest ("Schlumberger") for support, development and maintenance services related to the geosciences industry.

         During December 2000, the Company entered into a formal plan for exiting its geoscience line of business. Effective December 31, 2000, the Company had successfully completed such plan and began exploring future strategic options. The Company closed its software engineering operations at its

Bloomington, Minnesota headquarters, its research and maintenance facilities in Bangalore, India and its geoscience-related sales offices in Houston, Texas. Further, the Company entered into an agreement with GeoSmith Consulting Group LLC ("GeoSmith"), an entity comprised largely of former employees of the Company's software engineering staff, under which GeoSmith agreed to provide ongoing maintenance, development and support of the Company's technologies to meet its contractual obligations and serve its customers on a going forward basis.

         Products. As the Company has exited its geoscience line of business, the Company currently has no products. Historically, the Company received its revenues from the marketing of three products: (i) the ShapesProspector(TM),
(ii) SHAPES(R) Geometric Computing System ("SHAPES"), a core geometric modeling technology that is applicable to diverse industries, and (iii) consulting and support services targeted at users of SHAPES functionality. ShapesProspector(TM) was developed for geologists to create 3D earth models from well-log and seismic interpretations using 2D and 3D modeling techniques. SHAPES was licensed to software applications developers in the geosciences, medical and other industries. Such licensees imbedded SHAPES within their application software as a sub-module that handled geometric modeling needs required by the application. The Company also provided geometry consulting and custom development services to clients in various industry segments. Such services related to incorporating relevant parts of SHAPES or the Company's GeoScience specific modules into its clients' products. These services would range in scope from telephone hot-line support to custom development of a complete application on contract from the client.

         Markets and Applications. As the Company currently has no products, there are no current markets for the Company. Until the early 1990's, the Company focused its marketing efforts principally on software developers in the CAD market, achieving modest acceptance. From the early 1990's to December 2000, the Company explored market areas other than CAD, including Oil and Gas Exploration and Production (E&P), Geographical Information Systems and Remote sensing, Medical Imaging, Scientific Visualization and Analysis software.

         The Geosciences industry represented the largest number of active developers of SHAPES-based products, including Shell Oil, Schlumberger GeoQuest and Seismic Micro Technologies. In addition, the ShapesProspector(TM) product was directly marketed to users within oil companies.

MARKET PRICE AND DIVIDEND DATA

         The XOX Common Stock is quoted on the Over-the-Counter Bulletin Board system of the National Association of Securities Dealers, Inc. (the "OTCBB") under the symbol "XOXC." The following table sets forth, for the periods indicated, the high and low bid prices for the XOX Common Stock as reported by OTCBB. Such quotations represent interdealer prices, without retail markup, markdown or commission, and do not necessarily represent actual transactions.

                                           HIGH           LOW
                                           ----           ---

2000
----
First Quarter                            $4.375        $2.500
Second Quarter                           $4.250        $2.438
Third Quarter                            $2.438        $1.375
Fourth Quarter                           $1.275        $0.750

2001
----
First Quarter                             $0.88         $0.44
Second Quarter                            $0.53         $0.28

                                           HIGH           LOW
                                           ----           ---

2001 (CONTINUED)
----------------
Third Quarter                             $0.55         $0.29
Fourth Quarter                            $0.55         $0.15

2002
----
First Quarter                             $0.43         $0.15
Second Quarter
   (April 1 through May __)               $0.__         $0.__

         On January 7, 2001, the last full day of trading prior to the announcement that the Company had entered into the Merger Agreement, the high, low and last reported sale prices per share of XOX Common Stock were all $0.43. On May __, 2002, the most recent practicable date prior to the mailing of this Proxy Statement, the last reported sale price per share of XOX Common Stock on the OTCBB was $0.__. These quotations represent interdealer prices, without retail markup, markdown or commission, and do not necessarily represent actual transactions. THE COMPANY URGES ITS STOCKHOLDERS TO OBTAIN A CURRENT MARKET QUOTATION FOR THEIR SHARES OF XOX COMMON STOCK.

         The Company has not declared or paid any cash dividends on its Common Stock since its inception and does not intend to pay any dividends for the foreseeable future, whether or not the Merger is completed.

CERTAIN TRANSACTIONS

         On March 31, 2001, the Company entered into a lease agreement at prevailing market rates with Wayroad, LLC, a Minnesota limited liability company ("Wayroad"), regarding the lease of the Company's office space. Messrs. Steven Liefschultz and Craig Gagnon, each a director of the Company, are members of Wayroad. The Board of Directors of the Company, other than Messers. Liefschultz and Gagnon, each of whom abstained from the vote, approved the lease agreement. In connection with the Merger, the Company has negotiated the early termination of the lease agreement whereby the Company will pay Wayroad the amount of $9,200, which is the equivalent of two months' rent.

         On February 1, 2002, the Company authorized a sale of up to an aggregate amount of $300,000 of shares of XOX Common Stock at a price of $0.15 per share. It is currently anticipated that some, or all, of these shares of XOX Common Stock will be purchased by certain of the current Company directors.


                   CERTAIN INFORMATION CONCERNING TELE DIGITAL

         THIS "CERTAIN INFORMATION CONCERNING TELE DIGITAL" CONTAINS FORWARD-LOOKING STATEMENTS. ANY STATEMENTS CONTAINED IN THIS "CERTAIN INFORMATION CONCERNING TELE DIGITAL" THAT ARE NOT STATEMENTS OF HISTORICAL FACT MAY BE DEEMED TO BE FORWARD-LOOKING STATEMENTS. WITHOUT LIMITING THE FOREGOING, WORDS SUCH AS "MAY," "WILL," "EXPECT," "BELIEVE," "ANTICIPATE," OR "CONTINUE" OR THE NEGATIVE OR OTHER VARIATION THEREOF OR COMPARABLE TERMINOLOGY ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE STATEMENTS BY THEIR NATURE INVOLVE SUBSTANTIAL RISKS AND UNCERTAINTIES, AND ACTUAL RESULTS MAY DIFFER MATERIALLY DEPENDING ON A VARIETY OF FACTORS, INCLUDING, BUT NOT LIMITED TO, THE RISK FACTORS SET FORTH IN THE "RISK FACTORS." THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

GENERAL

         Tele Digital develops end-to-end software solutions for companies within the wireless industry. Its primary focus is the development, deployment and sale of prepaid wireless software for installment in cellular telephone handsets. Tele Digital also designs and maintains the server, database and Internet tools to run its systems. Tele Digital's T3 and Atlas software programs combine the call processing and account debiting features of a switch-based system with the low cost and ease of use of a handset-based system, enabling each cellular telephone to act as its own billing system. This allows Tele Digital's customers to provide end-users with the same features and functionality of the more expensive carrier-based programs.

         Tele Digital's targeted customers are original equipment manufacturers
(OEMs), cellular carriers and retailers and distributors of mobile telephones and other mobile handheld devices. Tele Digital has formed alliances with the following wireless providers to install Tele Digital's prepaid wireless/cellular software into cellular products:

         * Audiovox Communications Corp, a handset manufacturer and leader in code division multiple access (CDMA) digital technology;
         * WorldCom Wireless, the largest reseller of cellular airtime in the United States;
         *  Wide Telecom, a manufacturer of handsets with CDMA technology;
         *  CellCom Cellular, a cellular carrier in Green Bay, Wisconsin;
         * Flex Com Communications, a cellular reseller which distributes prepaid handsets to end-users and Walgreens, a "big-box" retailer of handsets;
         *  Celluland of Canada and Celluland US, cellular resellers; and
         * Canquest Communications of Canada, the largest wireless agent of Rogers Contel, which is owned by AT&T.

         Tele Digital works with its customers to develop system profiles for cellular handsets according to each customer's specifications. The profiles include the denominations (in dollars) of the prepaid services available and the cost of a call per minute categorized per each type of call (local, long distance or roam). A key competitive feature of Tele Digital's systems is that Tele Digital's customers can re-program the profiles in the field according to the end-users' requests or as determined by Tele Digital's customers. In addition, this feature allows Tele Digital or its customers to track the systems in the field and to extract information from the system, including call detail records (billing information).

         Tele Digital was incorporated under the laws of the state of Minnesota on March 5, 1993. Its headquarters are located in Bloomington, Minnesota, a suburb of Minneapolis. There is no public market for Tele Digital Common Stock.

THE INDUSTRY

Technology

         There are several technologies available for wireless communications, including analog and digital technologies. Digital technology offers many advantages over analog technology, including substantially increased network capacity, greater call privacy, enhanced services and features, lower operating costs, reduced susceptibility to fraud and the opportunity to provide improved data transmissions. Currently, there are three existing digital technologies - time division multiple access ("TDMA"), global system for global communications ("GSM") and code division multiple access ("CDMA"). None of these technologies are compatible with each other. It is uncertain which digital technology will gain widespread acceptance in the United States market. One standard will mean fewer types of cellular phones and less competition among cellular carriers. However, Tele Digital's software can be installed in most telephones, regardless of the digital technology they use.

         Many cellular telephones are designed to be dual-mode phones. This means that they contain both analog and digital technologies. In the near future, dual-mode phones will be phased out and replaced by tri-mode phones. Tri-mode cellular phones will contain analog, digital and personal communication system ("PCS") technologies. Tele Digital currently plans to develop prepaid software to keep pace with these technology changes.

The Prepaid Market

         Prepaid phone-based products permit end-users to prepay for telephone services, unlike postpaid phone-based products that bill end-users for use after calls are made. Each prepaid phone product usually has a balance of dollars that are debited with each call based on the minutes of use ("MOU") multiplied by the cost of each minute. The cost of minutes varies for local, roaming, special or long distance calls as specified by the phone's pre-programmed profile. The end-user purchases more dollars (credits) to be installed in the phone when the balance is low by purchasing a calling card or calling a customer service center.

          The principal advantages of prepaid cellular telephones as compared to postpaid cellular telephones are that the end-user never has to apply for credit and does not have to enter into a long-term contract. In summary, prepaid wireless programs offer the following:

         *  No credit checks, annual contracts, deposits or monthly bills
         *  End-users can have a customized plan and pay only for airtime used
         * Nationwide coverage for international, long distance and roaming calls
         *  Free activation with no setup charge
         * Minutes of use balance are shown on telephone display, allowing end-user to control costs
         * Phone and end-user can be quickly converted to post-pay on assumption of credit status
         *  Privacy and fraud protection
         * Enhanced services - voicemail, e-mail, paging, message waiting, call forwarding, caller ID, call waiting and three-way calling

         According to the Cellular Telecommunications Industry Association
(CTIA), prepaid phone-based products were originally developed for selling cellular phone services to the "credit challenged," which represent 35% to 45% of the customers applying for postpaid cellular service but who did not qualify due to a poor or non-existent credit rating. Additionally, many others do not apply for cellular service because they know they would be disqualified due to credit issues. However, credit-challenged people and cash-poor people are not necessarily synonymous. Many people with poor credit have money and are forced to or prefer to pay in cash. Others, such as students and immigrants, have not had sufficient time to establish a credit history or have too new a credit rating to qualify for a cellular phone. Cellular carriers also are finding that a significant number of credit-worthy customers want to use a prepaid service either to control their own costs or because they do not want to sign a service contract. According to the Yankee Group, a Boston-based research firm, over 60% of U.S. non-cellular users reported that improved bill control would increase the likelihood of them becoming cellular users.

         CTIA estimates there were over 100 million wireless/cellular end-users in the beginning of the year 2002. It projects that of these end-users, 14% will use prepaid services in the year 2002. If accurate, the prepaid segment will become the fastest growing segment of the wireless market, representing a $10 billion business segment by the end of the year 2002. According to the Yankee

Group, the prepaid mobile phone services segment of the market is expected to grow from 12 million end-users today to 41 million by the year 2004. At that time, a quarter of the nation's wireless customers will be prepaying instead of getting a monthly bill, the Yankee Group projects.

Hand-Based versus Switch-Based System

         A switch-based system requires a distributor to buy, build, install and operate expensive facilities, hardware and software and to employ people to support the services (network). Additionally, distributors need to purchase airtime from cellular carriers, which transport the call from the handset to the prepaid switch and then to the called party. There are third party providers of prepaid technologies for those distributors who either are not willing or are not capable of owning and operating their own network. The largest provider of such services is Boston Communications Group, which provides these technologies to many major carriers for approximately $20,000 per market plus $0.10 per minute, $0.95 per man hour minute for customer service and several million dollars per year in maintenance.

         Most U.S. cellular carriers offer a switch-based prepaid program, but each has limitations in how they handle roaming and long distance charges. Not all cellular carriers want to incur the hardware expense and continued revenue sharing associated with a switch-based system. Carriers' "exclusivity" to one handset and the lack of adaptability of their software to a variety of existing and future handsets and standards provides Tele Digital with a unique opportunity.

          Tele Digital's products offer a much less expensive alternative to switch-based systems. Tele Digital's software, when installed in a cellular phone, acts as the switch and can be controlled and administered by a simple network of personal computers over the air. The software enables each cellular phone to act as its own billing system and provides end-users with the same features and functionality of the carrier switch-based system.

TELE DIGITAL PRODUCTS

         Tele Digital's patented prepaid software is installed in the memory of cellular handsets and can be activated by distributors (carriers, resellers, retail and wholesale customers) via specific programming codes and sequences. Tele Digital's software enables the cellular phone to act as an internal billing system rather than having the billing system reside at the wireless carrier level, giving control to both the wireless provider and end-user. The principal advantages of Tele Digital's systems are that wireless carriers do not have to be concerned with credit check costs, billing collection or bad debt expenses, and end-users no longer have to be subjected to credit checks or bills or be bound by long-term contracts.

         Cellular end-users prepay for their cellular service by purchasing airtime cards in various denominations such as $25, $50, $75 or $100 (PINs). The cards have an expiration period, and new cards must be purchased to maintain cellular service. Failure to do so results in loss of remaining airtime and cellular service.

         Tele Digital's software is offered in two ways: (1) the software can be installed directly in customers' cellular handsets or (2) Tele Digital can supply its customers with cellular handsets which has Tele Digital's software preinstalled. The cellular handsets supplied by Tele Digital range from low-cost analog handsets to high-end digital handsets with multiple features. These handsets are manufactured by Audiovox, Wide Telecom and Uniden. Each of these handsets is designed to work with one of the following Tele Digital prepaid systems.

T3 System

         The T3 system is an entry-level system designed to handle the majority of prepaid cellular needs. It is a flexible system, and it is easy for distributors to set up and operate. The T3 operates with a variety of handsets, both analog and digital. This system is Internet-based, allowing distributors to extract information from the end-users' telephones at any time via an Internet connection. The following is a list of the principal features of the T3 system:

         *  Available in multiple handsets and technologies (analog and digital)
         *  Simple number assignment module programming (phone profiling)
         * Pre-programmed call center (connects the end-user with customer service with the push of one button)
         *  Unattended time redemption at any time
         *  On-line open database (can generate standard and custom reports)
         *  Distributors have real-time access to their own end-users' data
         * Four rates are available, including home, long-distance, roam and roam long-distance
         * Can define multiple system identifications (SIDs) as home (each city with cellular service is assigned a SID)
         *  Can program an initial credit on the telephone
         * Can define custom calls with special home and roam rates (for example, can cause a call to the pre-programmed call center to be a no charge phone call)
         *  Can block unwanted or expensive calls
         * Can sell advertising (for example, can pre-program a certain pizza delivery business)

         The T3 system is designed to allow end-users to purchase additional airtime from virtually any location in North America. It also allows end-users access to the following information from the keypad on their cellular telephone:

         *  Available call credit
         *  Cost of the last call
         *  Last amount loaded

         Currently, Tele Digital's T3 system is available in the following cellular handsets:

         *  Niigata T100 (analog)
         *  Niigata NSA2010 (analog)
         *  Uniden Minicell 200 (analog)
         *  Uniden PCD2000 (analog)
         *  Wide WSH100 (digital)
         *  Wide WSH200 (digital)
         *  Withus WPE1000 (digital)

Atlas System

         The Atlas system is more advanced than the T3 system. The Atlas uses digital technology and provides the end-user with all of the benefits of a postpaid digital wireless phone. The Atlas system is easy for end-users to operate, inexpensive for distributors to maintain and provides both the end-user and the distributor with flexibility in programming. The Atlas is currently designed for larger metropolitan areas with digital coverage. Unlike the T3 system, which is currently available on a variety of cellular handsets, the Atlas is currently available only in the Audiovox CDM 135 TD digital cellular handset. As described below, Tele Digital is working with Audiovox to develop software for the entire CMD 135 TD line.

         * Prepaid access with virtually no start-up or maintenance costs to the distributor
         * On-line access by distributors to their end-users' data at any time via the Internet
         *  On-line secure profiling system (Atlas Pro)
         *  Over-the-air (OTA) profile modifications
         *  Rate features:
            *  OTA rate changes
            *  Defines multiple home and long-distance rates by region
            *  Permits or denies international calling
            *  Defines long-distance by area code
            * Allows different rates depending on the amount of credit purchased by the end-user
            * Fixed cost calls, special rated calls, surcharge calls and caller party pays calls
         *  Privilege options:
            *  Can add an embedded customer service number
            *  Use or lose airtime
            *  Display next card due date
            *  Display advertising message
            *  Disallow roaming or long distance calls
         *  Special features:
            *  Stores call detail records (CDR)
            *  Create custom number substitutions
            *  Embedded fraud protection
            *  Two-way prepaid messaging
            *  Allows for both pre-paid and post-paid applications.

AtlasPro

         AtlasPro is Tele Digital's on-line secure profile tool. It allows Tele Digital's customers to easily coordinate their distribution. The AtlasPro is available in two forms - the AtlasPro Builder and the AtlasPro Loader.

         The AtlasPro Builder permits customers to build their own profiles and to design their own prepaid applications. It is a secure application locked to a specific computer server. A distributor may use a program called the Wizard to guide it through the design process.

         The AtlasPro Loader is the field version of the application. It allows Tele Digital's customers to profile Atlas products from any of their distribution points. The profile is encrypted and cannot be read or edited by field personnel. This application automatically downloads the latest published profiles from the server, insuring that any changes in a customer's profile are immediately used in the field.

         The following are the principal features of the AtlasPro:

         *  Can use the Wizard to build their own profile
         *  Publish the profile to the Internet
         *  Create a rate change on an old profile
         * New rates are immediately picked up by the field distribution centers
         *  Customers can manage their dealers and locations

STRATEGY AND DISTRIBUTION

         Tele Digital's primary business focus is the development, deployment and sale of prepaid wireless software through various distribution points. Tele Digital's strategy is to have its systems installed in OEMs' mainstream, first-run products, establishing Tele Digital's system as the system of choice for that particular product. Tele Digital's plan is to then leverage off of the success of the initial product for any given OEM and to have its systems installed in other products manufactured by that OEM.

         Tele Digital has formed strategic relationships with several handset manufacturers. In these relationships, Tele Digital installs and implements its prepaid software in handsets manufactured by the manufacturers. Tele Digital's handset manufacturer customers currently are Audiovox, the U.S. leader in CDMA technology, Uniden, Niigatta and WIDE Telecom.

         The Audiovox CMD 135 TD product line has been designated by Audiovox as Tele Digital's line of handsets. The phones in this product line are the primary cellular CDMA telephones sold by cellular carriers. The Audiovox CMD 135 TD is a dual-mode telephone. It is presently available through all Verizon distribution points. Verizon is the nation's largest cellular carrier. As the dual-mode handsets are phased out by the tri-mode handsets, the Audiovox CDM 8100, a tri-mode handset for which Tele Digital is developing software, will be phased in according to the cellular carriers' roll-out schedule. Audiovox has informed Tele Digital that Tele Digital is the designated software developer for Audiovox's 8300, 8400 and 8500 lines of tri-mode handsets, which are currently under development.

         Tele Digital distributes its software and handsets through several types of distribution points, including cellular carriers, cellular resellers, cellular agents, cellular dealers and mainstream retail "big-box" distribution facilities.

         Cellular carriers and cellular resellers provide the critical component of airtime (voice transport to the switch). Tele Digital participates in the transaction by charging the cellular carriers and cellular resellers a $3 to $5 PIN charge per replenishment of the prepaid service. The present average is 2.3 replenishments per end-user per month, with an average life per end-user of 8.2 months.

         Similarly, Tele Digital has entered into relationships with cellular resellers in an effort to provide turnkey solutions inclusive of airtime. As with the cellular carrier model, Tele Digital receives a $3 to $5 PIN charge per replenishment, with the same average replenishment rate and average life per end-user as set forth above for cellular carriers.

         Tele Digital also distributes handsets and PINs to cellular agents of cellular carriers, along with airtime, in an effort to provide them with a customizable prepaid solution. As opposed to the cellular carrier who dictates to the agent their margin, selling price and capabilities, Tele Digital's products gives distributors the capability of total customization, inclusive of margin, card denomination, minutes of use and private labeling. Tele Digital believes that allowing cellular agents to private label a product is unique in this industry.

         Audiovox has indicated that it will assist Tele Digital in distributing Tele Digital's products by introducing the products and Tele Digital to its distribution network, including cellular carriers, cellular agents and mainstream electronic retailers.

         Tele Digital will continue to look for additional airtime and handset choices to support additional protocols (TDMA and GSM) as the cellular market requires.

         On August 28, 2001, Tele Digital entered into the Second Amended and Restated Tele Digital Development, Inc. Distribution Agreement with 2N Company, LLC ("2N") under which 2N became a distributor of Tele Digital's products. Under this Agreement, when and if 2N orders, receives and pays for 25,000 telephone units, 2N will become the exclusive distributor of Tele Digital's products, and Tele Digital then must not renew the rights of any other existing distributors or authorize any new or additional distributors to distribute Tele Digital's products in 2N's territory. 2N's territory consists of the United States, Canada, Mexico, Belize, Guatemala, El Salvador, Nicaragua, Costa Rica and Panama. This Agreement has a term of two years. In 2001, Tele Digital received no orders for telephone units from 2N.

RESEARCH AND DEVELOPMENT

         Tele Digital is continuing to improve its prepaid product line. In the near future, Tele Digital has the following three main goals in the development arena:

         * Support and improve the performance of its current products. Tele Digital also plans to continue to design, modify and update Internet tools and reports.

         * Add features to the telephones as dictated by customer demands and technology. Tele Digital is currently adding several new billing features to the Atlas platform to make the product more attractive as the wireless marketplace continues to evolve. Tele Digital recently released the first 800 MHz CDMA digital handset with prepaid two-way messaging capabilities.

         * Develop a handset-based prepaid system that has all, if not more, of the flexibility of a switch-based system with a lower demand for technical expertise. Tele Digital continues to automate system functions, making the system truly "hands-off" for the distributor.

         Currently, TeleDigital has one full-time employee in engineering and software development. TeleDigital also purchases research and development services from three outside consultants. TeleDigital's total research and development expenses were approximately $258,000 in 2001 and $39,000 in 2000. Included in the $258,000 for 2001 were shares of Tele Digital Common Stock valued at $104,500 issued in exchange for consulting services.

MARKETING AND SALES

         Tele Digital markets its products through direct interaction with distributors. This is accomplished by telemarketing, face-to-face "prospecting," attending trade and industry shows, and responding to inbound inquiries generated by word-of-mouth from existing customers and end-users or by Tele Digital's web-site. Tele Digital has developed sales and marketing brochures that it distributes to potential customers or distributors. Currently, Tele Digital employs two full-time sales employees.

PATENTS AND PROPRIETARY RIGHTS

         Tele Digital relies on a combination of patents, trade secret laws, confidentiality clauses, license agreements and other protective measures to protect its intellectual property rights.

         Tele Digital's principal patent is entitled "Cellular telephone management system," U.S. Patent No. 5,749,052. It was issued on May 5, 1998 and will expire on May 23, 2015. Tele Digital also holds several other U.S. patents but believes that these other patents are not material to its business. Tele Digital also owns the registered trademark for the stylized version of the word "Tele Digital" but believes that this trademark is not material to its business.

         On December 12, 2000, Tele Digital entered into a Technology Cross License Agreement with Fluent Wireless, Inc. ("Fluent"). Under this Agreement, Tele Digital granted to Fluent a non-exclusive license to use certain intellectual property owned by Tele Digital, and Fluent granted to Tele Digital a non-exclusive license to use certain intellectual property owned by Fluent for use in wireless telephones. These wireless telephones interface with Fluent's technical data center, where Fluent maintains and services all of the host server hardware and applications. Each party pays license fees to the other party based on the number of handsets and the number of transactions per month. This agreement is for a term of 15 years unless it is earlier terminated as provided under the terms of the agreement. The agreement contains a standard confidentiality clause. During 2001, 47% of Tele Digital's net sales were to Fluent and, in 2000, sales to Fluent represented 9% of Tele Digital's net sales.

COMPETITION

         There is substantial and increasing competition in all aspects of the wireless communications industry, including the prepaid segment. Cellular carriers are beginning to take notice of the potential of the prepaid segment, and they represent Tele Digital's largest competitors. These cellular carriers include Verizon, Sprint and AT&T. Tele Digital's competitors also include smaller businesses that offer prepaid cellular telephone software and services, including Telemac and Topp Telecom. Telemac has one handset model made by Philips with a billing function that keeps track of the balance of prepaid minutes in the phone. Topp Telecom uses Motorola and Nokia handsets that keep track of the rental time balance as calls are made and debited based on the rate plan. Tele Digital expects competition to intensify as the industry consolidates, competitors form global alliances, new competitors enter the industry, competitors develop new technologies, products and services, and additional spectrum is allocated and auctioned.

         Potential end-users of wireless communication systems may find their communication needs satisfied by other current and developing technologies, including one- or two-way paging services that feature voice messaging and data display, as well as tone-only service, which may be adequate for potential end-users who do not need to speak to the caller.

         Tele Digital's ability to compete successfully will depend in part on its marketing efforts and ability to anticipate and respond to various competitive factors affecting the wireless communications industry, including new services and technologies, changes in end-user preferences, demographic trends and economic conditions.

EMPLOYEES AND CONSULTANTS

         As of March 31, 2002, Tele Digital had a total of five full-time employees, consisting of Richard Barnaby, who is Tele Digital's President and Chief Executive Officer, one employee in administration, one employee in engineering and software development and two employees in sales and marketing. Tele Digital also retains a part-time financial consultant and three other consultants in engineering and software development, none of whom are employees of Tele Digital. Tele Digital is not a party to any collective bargaining agreement and believes that its relations with its employees are good.

FACILITIES

         Tele Digital is headquartered in an approximately 5,106 square foot facility located in Bloomington, Minnesota, which consists of 4,436 square feet of office space and 670 square feet of warehouse space. Tele Digital is currently leasing such facility under a lease agreement dated October 18, 1999 with Principal Life Insurance Company. Under this lease agreement, Tele Digital pays $4,106 per month in rent plus its pro-rata share of operating expenses, estimated to be $3.67 per square foot per year. This lease agreement has a term of five years commencing on January 1, 2000. Tele Digital believes that its facilities are adequate for the foreseeable future and that if it needed other facilities, suitable space would be available under acceptable terms.

LEGAL PROCEEDINGS AND OTHER MATTERS

         On February 5, 2002, Tele Digital was served with a summons and complaint from Zyquest, Inc. ("Zyquest"), which alleges that Tele Digital and Modus Operandi, Inc. ("Modus") have defaulted on payment of a certain promissory note due to Zyquest. The complaint alleges that Zyquest provided consulting services to both Teledigital Technologies, LLC ("Teledigital LLC") and Modus, and that Teledigital LLC and Modus entered into a non-negotiable promissory note dated November 1, 2000 under which both parties are joint and severally liable for payment in the total amount of $50,583. The complaint also alleges that on July 19, 2001, Teledigital LLC merged with Tele Digital and Tele Digital assumed the liability under the above mentioned promissory note.

         The complaint further alleges that payments were made to Zyquest and that the balance due on the above mentioned promissory note is $29,200. On March 19, 2002, a judgment was entered in favor of Zyquest and against Tele Digital and Modus in the amount of an additional $21,056. Costs and interest will accrue on this amount from May 7, 2001, until the judgment is satisfied in full. Tele Digital and Modus are currently in discussions with Zyquest to resolve these matters.

         Charles H. Smoot, III, Chief Executive Officer of Micral, Inc. and a founder and former Chief Executive Officer, Chairman and director of Tele Digital, in several letters and emails sent to Tele Digital, has alleged that Tele Digital owes Micral, Inc. and Mr. Smoot a total of $1,261,291. He claims that this amount consists of charges for services Micral purportedly rendered to Tele Digital, amounts due under promissory notes that Tele Digital allegedly issued to Micral or Mr. Smoot, and expenses that Micral and Mr. Smoot allegedly incurred on behalf of Tele Digital. Mr. Smoot also alleges that he owns a total of 2,470,000 shares of Tele Digital common stock, although Tele Digital's records shows that he owns 2,185,484 shares. Tele Digital has evaluated these claims and believes they have no merit.

CERTAIN TRANSACTIONS

         During 2000 and 2001, Tele Digital purchased travel services from Midwest Travel, a travel agency managed by Ms. Jean Barnaby, who is the spouse of Mr. Richard L. Barnaby, who is the President, Chief Executive Officer and a director of Tele Digital. The travel services purchased by Tele Digital from this agency totaled $34,000 in the year 2001 and $32,000 in the year 2000.

         Tele Digital has advanced funds to Mr. Richard L. Barnaby for expenses he incurred for which receipts have not been provided. To evidence the advances for which no receipts have been provided, Mr. Barnaby issued a non-interest bearing promissory note to Tele Digital under which a balance of $58,022 was due on December 31, 2001. The amount of the note will be reduced as Mr. Barnaby produces receipts to support the business purpose of these expenses.

         In March 2000, Richard W. Perkins, a director of Tele Digital, loaned $25,000 to Tele Digital This loan was evidenced by a one-year promissory note dated March 15, 2000 bearing interest at the annual rate of 10%. On March 15, 2002, Tele Digital paid to Mr. Perkins the amounts evidenced by this promissory note, including interest accrued to the date of payment.

         In September 2001, under a guaranty by Mr. Richard W. Perkins of the $1,000,000 line of credit from Associated Bank to Tele Digital, Mr. Perkins paid $100,000 to Associated Bank to cover a $100,000 overage on the Tele Digital line of credit. This amount is evidenced by a promissory note made payable by Tele Digital to Mr. Perkins that is due and payable on December 5, 2002 and accrues interest at a variable annual interest rate equal to Associated Bank's prime rate of interest. Interest is due and payable on the note from Tele Digital to Mr. Perkins monthly.


                CONSOLIDATED FINANCIAL STATEMENTS OF TELE DIGITAL

         Attached hereto as Appendix B are the financial statements of Tele Digital for the years ended December 31, 2001 and 2000, and the notes thereto.


           MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                    AND RESULTS OF OPERATIONS OF TELE DIGITAL

LIQUIDITY AND CAPITAL RESOURCES

         Tele Digital's net cash used in operating activities was $1,049,447 for the year ended December 31, 2001 and $552,740 for the year ended December 31, 2000. Net cash used in operating activities for both years was primarily the result of Tele Digital's net losses of $1,892,088 for 2001 and $1,171,226 for 2000. Net cash used in investment activities consisted of $63,803 in 2001 and $33,404 in 2000.

         As of March 31, 2002, Tele Digital had $39,495 of cash on hand and no amounts available for borrowing under its $1,000,000 bank line of credit, under which $1,000,000 in principal was outstanding as of March 31, 2002. During the quarter ended March 31, 2002, Tele Digital received a total of $656,947 in cash upon the issuance of a total of 3,284,733 shares of common stock. Such common stock was issued upon the exercise of warrants with an exercise price of $0.20 per share. During that quarter, Tele Digital used $176,044 of these proceeds to pay current and past due payroll taxes. Tele Digital is currently in the process of attempting to obtain additional equity or debt financing.

         Tele Digital believes that it will need to raise additional financing of $950,000 to $1,000,000 over the next 12 months to finance its operations, in addition to the $1,000,000 in cash expected to be on hand upon the closing of the Merger with XOX. There can be no assurance that Tele Digital or XOX can raise the necessary capital at all or under terms acceptable to it. The report of Tele Digital's independent certified public accountants for 2001 and 2000 expresses substantial doubt as to the ability of Tele Digital to continue as a going concern.

COMMITMENTS AND CONTINGENCIES

Leases

         Tele Digital leases commercial office space in Bloomington, Minnesota. The lease term expires December 31, 2004. The lease requires Tele Digital to pay a portion of the real estate taxes, maintenance, utilities and insurance. Future minimum rental commitments, excluding common area costs under the lease, are $49,000 for each of the years ending December 31, 2002, 2003 and 2004.

Payroll and Withholding Taxes

         As of March 31, 2002, Tele Digital owed approximately $256,000 to the United States and the States of Minnesota and Maryland in payroll and withholding taxes, plus an estimated amount of approximately $40,000 in interest through March 31, 2002, with interest continuing to accrue until all amounts are paid in full. In addition, Tele Digital will owe any penalties that the applicable taxing authority will assess. The estimated amount of penalties that could be assessed against Tele Digital is approximately $135,000 through March 31, 2002. The actual amounts due may differ from these estimates. These unpaid payroll and withholding taxes relate to Tele Digital's payroll tax and withholding obligations in 2000 and 2001, when it did not withhold taxes or pay employment payroll taxes. In the quarter ended March 31, 2002, Tele Digital made an initial payment of $101,769 toward the amount of the withholding and payroll taxes owed for 2001 and 2000.

Litigation

         On February 5, 2002, Tele Digital was served with a summons and complaint from Zyquest, Inc. ("Zyquest"), which alleges that Tele Digital and Modus Operandi, Inc. ("Modus") have defaulted on payment of a certain promissory note due to Zyquest. The complaint alleges that Zyquest provided consulting services to both Teledigital Technologies, LLC ("Teledigital LLC") and Modus, and that Teledigital LLC and Modus entered into a non-negotiable promissory note dated November 1, 2000 under which both parties are joint and severally liable for payment in the total amount of $50,583. On July 19, 2001, Teledigital LLC merged with Tele Digital and Tele Digital assumed the liability under the above mentioned promissory note.

         The complaint further alleges that payments were made to Zyquest and that the balance due on the above mentioned promissory note is $29,200. On March 19, 2002, a judgment was entered in favor of Zyquest and against Tele Digital and Modus in the amount of an additional $21,056. Costs and interest will accrue on this amount from May 7, 2001, until the judgment is satisfied in full. Tele Digital and Modus are currently in discussions with Zyquest to resolve these matters.

         Tele Digital is subject to litigation in the normal course of business. Management believes the outcome of such litigation will not have a material adverse effect on the operations or financial position of Tele Digital.

RESULTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001 COMPARED TO THE YEAR ENDED DECEMBER 31, 2000

Net Sales

         Net sales for the year ended December 31, 2001 of $167,020 decreased $89,162 compared to net sales of $256,182 in 2000. The principal reason for this decrease was the trend in the industry to replace analog telephones with digital telephones and the related decrease in demand for and sales of analog telephones. During most of 2001, Tele Digital was developing pre-paid software that would work with digital phones. Thus, its net sales decreased because sales of analog telephones decreased and Tele Digital did not have the software to replace these diminished sales with sales of pre-paid software for digital telephones.

         In the year ended December 31, 2001, approximately 47% of Tele Digital's net sales were to Fluent Wireless, Inc. and approximately 28% of its net sales were to Canquest. No other customer accounted for more than 10% of net sales in 2001. In 2000, MCI represented 62% of Tele Digital's net sales, Nomad LLC represented 14%, and Charisma represented 11%. To the extent that sales to any one customer represented a significant portion of Tele Digital's sales, any change in the sales levels to that customer can have a significant adverse impact on Tele Digital's total sales. These factors may result in significant fluctuations in sales from quarter to quarter and from year to year.

Gross Profit

         For the year ended December 31, 2001, Tele Digital's gross profit of $35,148 represented a $112,155 decrease as compared to a gross profit of $147,303 for the year ended December 31, 2000. Gross profit as a percent of net sales for the year ended December 31, 2001 decreased to 21% as to compared to 57% for 2000. This decrease primarily reflects the decrease in the availability of analog telephones in 2001. Because of this lack of availability, Tele Digital was forced to purchase analog telephones at higher prices in 2001 and re-work the software that was pre-installed on the telephones, resulting in a decrease in Tele Digital's margins on sales of analog phones.

Operating Expenses

         Operating expenses for the year ended December 31, 2001 of $1,815,131 represented a $568,991 increase over operating expenses of $1,246,140 in 2000. This increase was due in part to a $218,891 increase in research and development expenses, which were $257,743 in 2001 as compared to $38,852 in 2000. Tele Digital's costs of developing pre-paid software for digital telephones incurred in 2001 caused this increase. In addition, general and administrative expenses increased to $1,415,466 in 2001, a $228,066 increase as compared to general and administrative expenses of $1,187,400 in 2000. This increase was principally the result of an increase in professional fees and a non-cash charge related to stock options granted to employees. Marketing expenses increased by $122,034, to $141,922 in 2001 as compared to $19,888 in 2000. The marketing expense increase is the result of Tele Digital's retention of outside contractors in 2001 to assist in the sales of its inventory of analog telephones, for which demand was decreasing throughout 2001.

Other Expense, Net

         Other expense is principally interest expense for 2001. Net interest expense increased to $113,354 for 2001 as compared to $67,389 for 2000 as the result of the higher average debt and higher borrowing rates during 2001 as compared to 2000.

         Tele Digital has recorded an income tax expense of $5,000 for each of 2001 and 2000 relating to minimum fees in the State of Minnesota and for possible penalties and interest as it has not filed income tax returns since 1996.

Net Loss

         Tele Digital had a net loss of $1,892,088 for 2001 as compared to a net loss of $1,171,226 for 2000.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

         The following unaudited pro forma condensed consolidated financial statements have been derived by the application of pro forma adjustments to the Company's historical consolidated financial statements incorporated by reference in this Proxy Statement and those of Tele Digital included elsewhere in this Proxy Statement. The unaudited pro forma condensed consolidated balance sheet data gives effect to the Merger as if it had occurred on December 31, 2001. The unaudited pro forma condensed consolidated statement of operations gives effect to the Merger as if it had been consummated on January 1, 2001. Assumptions underlying the pro forma adjustments are described in the accompanying notes which should be read in conjunction with these unaudited pro forma condensed consolidated financial statements. The actual purchase accounting adjustments described in the accompanying notes will be made as of the closing date of the acquisition and may differ from those reflected in these unaudited pro forma condensed consolidated financial statements.

         The unaudited pro forma condensed consolidated financial statements should not be considered indicative of actual results that would have been achieved had the Merger been consummated on the date or for the period indicated and do not purport to indicate consolidated balance sheet data or results of operations as of any future date or any future period.

         The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the information contained in "Management's Discussion and Analysis of Financial Condition and Results of Operations of Tele Digital" and the consolidated financial statements and accompanying notes appearing elsewhere or incorporated by reference in this Proxy Statement.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2001


                                                                                                    Pro forma           Pro forma
          ASSETS                                                        XOX        Tele Digital    adjustments          combined
                                                                   ------------    ------------    ------------       ------------
CURRENT ASSETS
   Cash and equivalents ........................................   $    873,662    $         --    $         --       $    873,662
   Accounts receivable, less allowances ........................             --          30,463              --             30,463
   Inventories .................................................             --          15,412              --             15,412
   Prepaid expenses and other ..................................          6,337          61,022              --             67,359
                                                                   ------------    ------------    ------------       ------------

          Total current assets .................................        879,999         106,897              --            986,896

PROPERTY, PLANT AND EQUIPMENT - at cost ........................             --          28,381              --             28,381

OTHER ASSETS
   Intangible assets ...........................................             --         178,267              --            178,267
   Net assets of discontinued operations .......................         13,995              --              --             13,995
   Other .......................................................             --           5,753              --              5,753
                                                                   ------------    ------------    ------------       ------------

          Total assets .........................................   $    893,994    $    319,298    $         --       $  1,213,292
                                                                   ============    ============    ============       ============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Notes payable and current maturities of long-term debt ......   $         --    $  1,055,882    $         --       $  1,055,882
   Accounts payable ............................................         45,543         178,633              --            224,176
   Accrued liabilities .........................................             --         596,086              --            596,086
   Due to related parties ......................................             --         147,000              --            147,000
                                                                   ------------    ------------    ------------       ------------

          Total current liabilities ............................         45,543       1,977,601              --          2,023,144

LONG-TERM DEBT, less current maturities ........................             --           6,949              --              6,949

STOCKHOLDERS' EQUITY
   Common stock ................................................         74,432         229,489          99,019 (1)        402,940
   Additional paid-in capital ..................................     12,627,784       8,183,103     (11,952,784)(1)      8,858,103
   Retained earnings (accumulated deficit) .....................    (11,853,765)    (10,077,844)     11,853,765 (1)    (10,077,844)
                                                                   ------------    ------------    ------------       ------------
                                                                        848,451      (1,665,252)             --           (816,801)
                                                                   ------------    ------------    ------------       ------------

          Total liabilities and stockholders' equity ...........   $    893,994    $    319,298    $         --       $  1,213,292
                                                                   ============    ============    ============       ============

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001


                                                                                                    Pro forma           Pro forma
                                                                        XOX        Tele Digital    adjustments          combined
                                                                   ------------    ------------    ------------       ------------
Net sales ......................................................   $         --    $    167,020    $         --       $    167,020
Cost of sales ..................................................             --         131,872              --            131,872
                                                                   ------------    ------------    ------------       ------------

          Gross profit .........................................             --          35,148              --             35,148

Selling, general and administrative expenses ...................        564,017       1,815,131              --          2,379,148
                                                                   ------------    ------------    ------------       ------------

          Operating loss .......................................       (564,017)     (1,779,983)             --         (2,344,000)

Interest income ................................................         39,023              --              --             39,023
Other income ...................................................             --           6,249              --              6,249
Interest expense ...............................................             --        (113,354)             --           (113,354)
                                                                   ------------    ------------    ------------       ------------

          Loss from continuing operations before income taxes ..       (524,994)     (1,887,088)             --         (2,412,082)

Income taxes ...................................................             --           5,000              --              5,000
                                                                   ------------    ------------    ------------       ------------

Loss from continuing operations ................................       (524,994)     (1,892,088)             --         (2,417,082)

Discontinued operations - earnings from operations of
   geosciences line of business ................................        116,367              --        (116,367)(3)             --
                                                                   ------------    ------------    ------------       ------------

          NET LOSS .............................................   $   (408,627)   $ (1,892,088)   $   (116,367)      $ (2,417,082)
                                                                   ============    ============    ============       ============

Net loss per share
   Basic and diluted ...........................................   $      (0.14)                                      $      (0.15)
                                                                   ============                                       ============

Weighted average shares outstanding
   Basic and diluted ...........................................      2,977,346                      13,140,262 (2)     16,117,608
                                                                   ============                    ============       ============

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                 AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2001

1.       BASIS OF PRESENTATION OF UNAUDITED PRO FORMA COMBINED FINANCIAL
         INFORMATION

   XOX will issue new shares of common stock in the Merger in exchange for outstanding shares of common stock of Tele Digital, The shareholders of XOX pre-merger will retain approximately 23% of all of the shares of common stock of the merged company on a fully diluted basis and Tele Digital will hold 77% of the shares. The Merger will therefore be accounted for as a reverse acquisition by Tele Digital, and accordingly, is deemed to be equivalent, for accounting purposes, to the issuance of Tele Digital capital stock in exchange for the fair market value of the assets and liabilities of XOX. As a result, no goodwill will be recorded, and the assets of Tele Digital will continue to be recorded at their historic values.

   The unaudited pro forma condensed consolidated financial statement data included herein is based on the historical year ended December 31, 2001 audited balance sheets and statements of operations of both XOX and Tele Digital.

   All discontinued operations activity of XOX has been excluded from the accompanying unaudited condensed consolidated pro forma statement of operations in accordance with SEC guidelines.

2.       ADJUSTMENTS

   1. Reflects the issuance of XOX common shares ($0.025 par value) and the elimination of XOX's retained deficit in accordance with guidelines regarding the accounting for a reverse acquisition.

   2. Represents the increase in the number of XOX outstanding common shares to reflect the conversion of each Tele Digital share (after a two-for-one reverse split) into approximately 1.15 shares of XOX common stock.

   3. Reflects the elimination of discontinued operations of XOX prior to the Merger.

                      PROPOSAL NO. 2: ELECTION OF DIRECTORS

         The Amended and Restated Bylaws of the Company provide that the number of directors that constitute the Board of Directors shall be as least one. The Board of Directors currently has six members consisting of Steven B. Liefschultz, Bernard J. Reeck, Peter Dahl, Craig Gagnon, Layton Kinney and Brian Zelickson. The Board is divided into three classes, with each class elected in a different year for a term of three years.

         The Company's stockholders are being asked to elect the Class I and Class II directors listed below. However, if the Merger Agreement is approved, and as of the Effective Time, all of the directors of the Company will resign and Richard W. Perkins, Richard L. Barnaby, Steven Mercil, Craig Gagnon and one independent director to be selected by such persons will be appointed as the directors of the Company, in the classes set forth below, each to hold office in accordance with the Certificate of Incorporation and Amended and Restated Bylaws of the Company.

ANNUAL ELECTION OF DIRECTORS

         As the Company did not hold an annual meeting of stockholders in 2001, action will be taken at the Annual Meeting to elect three Class I directors, to serve until 2004 unless the Merger Agreement is approved, and one Class II director, to serve until 2005 unless the Merger Agreement is approved. The Class III directors, Bernard Reeck and Craig Gagnon, will serve through the end of their term in 2003, unless the Merger is approved. Steven B. Liefschultz, Layton
G. Kinney and Brian D. Zelickson have been nominated for election to the Board of Directors as Class I directors and have consented to serve if elected. Peter Dahl has been nominated for election to the Board of Directors as the Class II director and has consented to serve if elected. Nominees may be contacted at the offices of the Company. The Company knows of no reason why the listed nominee would be unavailable to serve.

Nominees for Election as Class I Directors Whose Term Will Expire in 2004
-------------------------------------------------------------------------

         Steven B. Liefschultz      Mr. Liefschultz has been a director of the
                                    Company since 1997. The biography of Mr.
                                    Leifschultz is included below under the
                                    caption "Directors and Executive Officers of the Company."

         Layton G. Kinney           Mr. Kinney has been a director of the
                                    Company since 1999. The biography of Mr.
                                    Kinney is included below under the caption
                                    "Directors and Executive Officers of the Company."

         Brian D. Zelickson         Mr. Zelickson has been a director of the
                                    Company since 2000. The biography of Mr.
                                    Zelickson is included below under the
                                    caption "Directors and Executive Officers of the Company."

Nominee for Election as Class II Director Whose Term Will Expire in 2005
------------------------------------------------------------------------

         Peter Dahl                 Mr. Dahl has been a director of the Company
                                    since 1998. The biography of Mr. Dahl is included below under the caption "Directors and Executive Officers of the Company."

         In case any nominee should become unavailable for election for any reason, the persons named on the enclosed proxy card may vote for a substitute nominee as the Board of Directors of the Company may propose.

DIRECTORS OF THE COMPANY FOLLOWING THE MERGER

         As stated above, if the Merger Agreement is approved, all of the directors of the Company will resign as of the Effective Time and Richard W. Perkins, Richard L. Barnaby, Steven Mercil, Craig Gagnon and one independent director to be selected by such persons will become the directors of the Company, each to hold office in accordance with the Certificate of Incorporation and Amended and Restated Bylaws of the Company. The biographies for each of these persons is included below under the caption "Directors and Executive Officers of the Company." The Company has determined that Craig Gagnon will continue to be a Class III director, along with Richard W. Perkins, each of whom will serve until 2003; the independent director to be selected by Messers. Perkins, Barnaby, Mercil and Gagnon will become the Class I director, to serve until 2004; and Steven Mercil and Richard W. Barnaby will become the Class II directors, to serve until 2005.

FAVORABLE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS

         The Board of Directors has unanimously approved the nominees set forth above and recommends that the stockholders vote "FOR" the election of each such nominee. The members of the Board of Directors of the Company intend to vote all shares of stock of the Company under their control in favor of such proposal.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of April 1, 2002, the number of shares of XOX Common Stock beneficially owned by (i) each director of the Company; (ii) the Named Executive Officer (as such term is defined below); (iii) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock; and (iv) all executive officers and directors as a group.

                                            Number of Shares             Percentage of         Percentage of
                                            of Common Stock              Outstanding Shares    Outstanding Shares
Name                                        Beneficially Owned (1)(2)    Pre-Merger (2)        Post-Merger (2)
----                                        -------------------------    --------------        ---------------
Minnesota Investment Network Corporation         264,543(3)                   8.6%                   1.6%
111 Third Avenue South
Suite 420
Minneapolis, Minnesota 55401

Steven B. Liefschultz                            424,900(4)                  13.3%                   2.6%
7630 West 78th Street
Bloomington, Minnesota 55401

Bernard J. Reeck                                 262,628(5)                   8.6%                   1.6%
1232 Duluth Court
St. Paul, Minnesota 55109

Peter Dahl                                        22,500(6)                     *                      *
BankWindsor
740 Marquette Ave
IDS Center
Minneapolis, Minnesota 55402

Craig Gagnon                                      52,500(7)                   1.7%                     *
Oppenheimer Wolff & Donnelly
45 South 7th Street
Suite 3400
Minneapolis, Minnesota 55402

Layton Kinney                                     15,000(8)                     *                      *
14458 Shady Beach Trail
Prior Lake, MN 55372

                                            Number of Shares             Percentage of         Percentage of
                                            of Common Stock              Outstanding Shares    Outstanding Shares
Name                                        Beneficially Owned (1)(2)    Pre-Merger (2)        Post-Merger (2)
----                                        -------------------------    --------------        ---------------
Brian D. Zelickson                                15,000(9)                     *                      *
4100 West 50th Street
Edina, MN 55424

Richard W. Perkins                                    --                       --                     --
730 East Lake Street
Wayzata, MN 55391

Richard L. Barnaby                                    --                       --                     --
1325 East 79th Street, Suite 6
Bloomington, Minnesota 55425

Steven Mercil                                         --                       --                     --
1600 University Avenue West
Suite 401
St. Paul, MN 55104

John Sutton                                           --                       --                     --
5100 Mirror Lakes Drive
Minneapolis, MN 55436

All executive officers and directors             990,821(10)                 29.0%                   6.0%
as a group (8 persons)

------------------
* Less than 1%.

(1) Shares of XOX Common Stock subject to options, warrants or convertible debt securities currently exercisable or exercisable within 60 days after March 20, 2002, are deemed to be outstanding for purposes of computing the percentage of shares beneficially owned by the person holding such options, warrants or convertible debt securities but are not deemed to be outstanding for purposes of computing such percentage for any other person. Except as indicated by footnote, each person or group identified has sole voting and investment powers with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Based on 2,977,346 shares of XOX Common Stock outstanding on April 1, 2002, and 16,117,608 shares outstanding post-Merger.

(3) Includes 94,750 shares of XOX Common Stock subject to options currently exercisable or exercisable within 60 days.

(4) Includes 217,500 shares of XOX Common Stock subject to options currently exercisable or exercisable within 60 days.

(5) Includes 88,500 shares of XOX Common Stock subject to options currently exercisable or exercisable within 60 days.

(6) Includes 22,500 shares of XOX Common Stock subject to options currently exercisable or exercisable within 60 days.

(7) Includes 52,500 shares of XOX Common Stock subject to options currently exercisable or exercisable within 60 days.

(8) Includes 15,000 shares of XOX Common Stock subject to options currently exercisable or exercisable within 60 days.

(9) Includes 15,000 shares of XOX Common Stock subject to options currently exercisable or exercisable within 60 days.

(10) Includes only securities held by Minnesota Investment Network Corporation and the current directors and executive officers of the Company.


                 DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

         The directors and executive officers of the Company are as follows:

Name                       Age      Position                                   Director Since
----                       ---      --------                                   --------------
Steven B. Liefschultz       53      Chairman of the Board and Director(2)(3)      1997

Name                       Age      Position                                   Director Since
----                       ---      --------                                   --------------
Bernard J. Reeck            74      Director(2)(3)                                1997

Craig Gagnon                61      Director(1)(2)(3)(4)                          1998

Peter Dahl                  34      Director(1)                                   1998

Layton G. Kinney            68      Director(1)                                   1999

Brian D. Zelickson          41      Director                                      2000

John R. Sutton              40      Chief Executive Officer                       N/A

---------------------------

(1)      Member of the Audit Committee
(2)      Member of the Compensation Committee
(3)      Member of the Executive Committee
(4)      Member of the Compliance Committee


         The directors and executive officers of the Company following the Merger will be as follows:

Name                       Age      Position                                   Director Since
----                       ---      --------                                   --------------
Craig Gagnon                61      Director                                      1998

Steven Mercil               50      Director                                      2002

Richard W. Perkins          71      Director                                      2002

Richard L. Barnaby          51      Director, President and                       2002
                                    Chief Executive Officer

Jon Harmon                  44      Chief Operating Officer and                   N/A
                                    Vice President of Sales and
                                    Marketing

         STEVEN B. LIEFSCHULTZ is the Chairman of the Board of Directors and a director of the Company. Mr. Liefschultz is also Chairman of the Board of the Remada Company, a real estate development and management company in Minnesota. Previously, Mr. Liefschultz practiced law for 12 years, specializing in commercial litigation, contract negotiation and commercial real estate. He has extensive experience in the development, ownership, financing and management of income real estate and other areas of investment.

         BERNARD J. REECK is a director of the Company. Mr. Reeck is also the president of Group Services Company, which has interests, among others, in the oil and gas industry and in the Cellars Wines & Spirits Inc., a chain of retail liquor stores in Minnesota. Mr. Reeck has also been involved in numerous real estate transactions since 1975. Mr. Reeck has a law degree from the University of North Dakota and is a retired managing editor of West Publishing Company.

         CRAIG GAGNON is a director of the Company. Mr. Gagnon is a partner with Oppenheimer Wolff & Donnelly in Minneapolis, Minnesota. Mr. Gagnon's practice is concentrated in litigation in the areas of securities fraud, accounting malpractice and legal malpractice defense work. Mr. Gagnon chairs the Board of Trustees for William Mitchell College of Law; is a Fellow in the American College of Trial Lawyers; and is a past president of the Metropolitan Breakfast Club. Mr. Gagnon also acts as a general partner in several commercial real estate partnerships located in Minnesota. Mr. Gagnon received his Bachelor of Arts degree from the University of Minnesota (1964) and his Juris Doctor degree from William Mitchell College of Law (1968 - magna cum laude).

         PETER DAHL is a director of the Company. Mr. Dahl currently is the Executive Vice President and Chief Operating Officer for BankWindsor. He oversees the commercial and private lending functions of the bank as well as the overall asset growth and performance of the loan portfolio. His areas of expertise involve small business, mezzanine, and real estate finance, which enhance his ability to cultivate relationships with entrepreneurs and their businesses. Mr. Dahl works closely with younger companies to establish the credit facilities they need to help them grow.

         LAYTON G. KINNEY is a director of the Company. Mr. Kinney has been an independent business consultant since 1991. From 1985 through 1991 he was Vice President of the Minnesota Cooperation Office, a private enterprise consulting organization specializing in entrepreneurial start-up companies. From 1960 to 1985, he was with Control Data Corporation in various management positions including Corporate VP, Division General Manager and Subsidiary President. Mr. Kinney also serves on the Board of Directors of several private corporations.

         BRIAN D. ZELICKSON is a director of the Company. Mr. Zelickson is currently an Assistant Professor, Electron Microscopy Laboratory Director, in the Department of Dermatology at the University of Minnesota. From 1976 to 1982, Mr. Zelickson completed his undergraduate studies at the University of Colorado, with a Bachelor of Arts in Molecular, Cellular and Development biology, with honors, Phi Beta Kappa. From 1982 to 1986, he attended the Mayo Medical School in Rochester, Minnesota and did his residency from 1987 to 1990 for Dermatology at the Mayo Clinic Graduate School of Medicine, Rochester, Minnesota.

         JOHN R. SUTTON was appointed Chief Executive Officer in August 2000. Mr. Sutton has 16 years of senior executive and consulting experience with fast growth enterprises in the high technology, medical technology, industrial products and consumer products industries. His experience includes President/CEO of The Value Group, a management intervention and investment firm specializing in emerging and growth companies; Group Vice President of Republic Industries (AutoNation, Inc.), an international automotive retail, rental and service company; partner and various business unit leadership roles with major public accounting and consulting firms (i.e., Grant Thornton LLP and Accenture). Mr. Sutton also serves on the Boards of Directors of several private corporations. Mr. Sutton has an engineering degree from Iowa State University.

         STEVEN MERCIL served as Interim Chief Executive Officer of the Company from October 1997 to June 1998, Interim Chief Financial Officer of the Company from June 1998 to March 1999, and Vice Chairman from April 1999 to August 1999. Mr. Mercil also previously served as a director of the Company from 1993 to 1995 and from 1997 until 1999. Mr. Mercil currently serves as the Chief Executive Officer of MIN-Corp, a venture fund that focuses on investments in Minnesota since July 1998. He was previously the equity fund manager of Minnesota Technology, Inc. ("MTI"), an equity investment fund specializing in Minnesota technology companies. MTI granted Mr. Mercil a leave of absence to be employed at the Company on an interim basis. Mr. Mercil has more than 13 years of experience assisting in the strategic development and growth of public and private companies.

         RICHARD W. PERKINS has served as a member of the Board of Directors of Tele Digital since 1997. Since 1984, Mr. Perkins has served as President, Chief Executive Officer and a director of Perkins Capital Management, Inc., an investment management firm that he founded. He has over 40 years of experience in the investment business. He received a Bachelors of Business Administration in 1955 and a Masters in Business Administration in 1957 from the University of Wisconsin, Madison. Mr. Perkins also serves on the board of directors of the following public companies: Bio-Vascular, Inc., LifeCore Biomedical, Inc., iNTELEFILM Corporation, CNS, Inc., PW Eagle, Inc., Paper Warehouse, Inc., Nortech Systems, Inc., Vital Images, Inc. and Quantech Ltd. He also serves on the Board of six privately-held companies.

         RICHARD L. BARNABY has served as the President, Chief Executive Officer and member of the Board of Directors of Tele Digital since 1996. Mr. Barnaby has extensive experience in the telecommunications industry, having worked in the wireless communications industry for the last 19 years and telecommunications for the last 25 years. Mr. Barnaby has served as the President of Enhanced Telemanagement, Inc., as the President of Indianapolis Telephone Company and as a senior executive of Century Cellunet.

         JON HARMON has served as the Vice President of Sales and Marketing of Tele Digital since August 1, 2000. From August 1994 until August 2000, he was Director of Wireless Business Development with WorldCom, where he was responsible for the design, creation, deployment and implementation of that company's prepaid cellular products. Mr. Harmon has over 20 years of experience in the telecommunications industry, with the last 18 years specifically in cellular/wireless. Mr. Harmon has held numerous executive management positions with several corporations, including GTE, Audiovox and MCI. Mr. Harmon is the former President and Chief Executive Officer of Unicell America Inc., one of the nation's largest cellular resellers.

COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors currently has four committees - an Executive Committee, an Audit Committee, a Compliance Committee and a Compensation Committee. The Executive Committee takes an active role in the operation and strategic direction of the Company. It is authorized and directed to take any and all necessary and appropriate action of the Company including, but not limited to, forming and appointing members to an advisory committee, determining the compensation of any such advisory committee, conducting executive searches, filling employment positions with the Company, hiring organizational consultants, conducting directorial searches and recommending candidates to the Board of Directors, and negotiating contracts with existing and potential customers of the Company. The Executive Committee did not meet during 2001. The Audit Committee reviews the results and scope of the audit and other services provided by the Company's independent auditors, as well as the Company's accounting principles and its system of internal controls, and reports the results of its review to the Board of Directors. The Board of Directors of the Company has not, as of the date of this Proxy Statement, adopted a written charter for the Audit Committee. The Audit Committee did not meet during 2001. The Compliance Committee reviews all desired stock transactions by the Company's directors and/or executive officers. The Compliance Committee did not meet during 2001. The Compensation Committee makes recommendations concerning executive compensation and incentive compensation for employees of the Company, subject to ratification by the Board of Directors. The Compensation Committee did not meet during 2001.

MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors held one meeting during 2001. In addition, the Board of Directors frequently met on an informal basis and conducted its business through written actions in lieu of meetings. No incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and meetings of the Executive, Audit, Compliance or Compensation Committees on which the incumbent director served.


                             AUDIT COMMITTEE REPORT

         The Audit Committee has reviewed and discussed the audited financial statements of the Company for year ended December 31, 2001, with the Company's management. The Audit Committee has discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards

Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent auditors the independent auditors' independence. The Audit Committee has considered whether the independent auditors' provision of other non-audit services to the Company is compatible with maintaining the independence of independent auditors.

         Based on the discussions and reviews noted above, the Audit Committee recommended to the Company's Board of Directors that the audited financials be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001.

         This Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

Audit Committee Members
-----------------------
Craig Gagnon
Peter Dahl
Layton Kinney


                         EXECUTIVE OFFICER COMPENSATION

     The following table provides certain summary information for the years indicated concerning executive compensation paid or accrued by the Company to the Company's Chief Executive Officer (the "Named Executive Officer"). There were no other executive officers whose salary and bonus compensation exceeded $100,000 during the fiscal year ended December 31, 2001.

                           SUMMARY COMPENSATION TABLE

                                                                  LONG TERM
                                    ANNUAL COMPENSATION         COMPENSATION
                                -------------------------          AWARDS
                                                                   ------

                                         FISCAL                  SECURITIES
NAME AND PRINCIPAL POSITION     YEAR     SALARY     BONUS    UNDERLYING OPTIONS
---------------------------     ----     ------     -----    ------------------

John Sutton (1)                 2001     $90,000    $ 0             0(2)
(Chief Executive Officer)       2000     $31,875    $ 0             0(2)

---------------------------
(1)      Mr. Sutton was named Chief Executive Officer in August 2000.
(2) Mr. Sutton's non-qualified stock option to purchase 125,000 shares of XOX Common Stock for $1.66 per shares, 12,500 of which had vested after six-months, was cancelled in connection with the negotiation of the Merger Agreement.


                              EMPLOYMENT AGREEMENT

         In August 2000, the Company entered into an Employment and Non-Compete Agreement with Mr. John Sutton. Such agreement provided that (i) the Company would employ Mr. Sutton as its Chief Executive Officer for a term of three years, with a base salary of $7,500 per month and bonuses awarded at the discretion of the Board of Directors; and (ii) if Mr. Sutton was terminated without cause during the term of the agreement, the Company would continue to pay Mr. Sutton's salary for six months as a severance payment. Such agreement further provided that Mr. Sutton may not compete with the Company for a period of either three years from the date of the agreement or one year from the date of termination of employment, whichever is longer. In connection with his

Employment and Non-Compete Agreement, Mr. Sutton was granted a non-qualified stock option to purchase 125,000 shares of XOX Common Stock for $1.66 per share, the fair market value at the time of the grant.

         On July 31, 2001, the Company and Mr. Sutton agreed to terminate Mr. Sutton's Employment and Non-Compete Agreement pursuant to the following terms:
(i) Mr. Sutton would continue to be employed as the Company's Chief Executive Officer until the Closing Date of the Merger; (ii) Mr. Sutton would continue to be paid his salary for six months and following such period would receive no other compensation, regardless of whether the Closing Date extended beyond such six month period; and (iii) Mr. Sutton would be subject to the covenant not to compete until August 2003. In connection with the negotiation of the Merger Agreement, Mr. Sutton's non-qualified stock option was cancelled by the Company with his consent.


                              DIRECTOR COMPENSATION

         The Company has a standard policy regarding the compensation to be given to its Board of Directors. Members of the Board of Directors (or the entities with which such directors are affiliated) do not receive any cash compensation for serving on the Board of Directors. They are reimbursed for expenses incurred in attending meetings. Members of the Board of Directors receive a non-qualified stock option to purchase 7,500 shares of XOX Common Stock for each year of service on the Board of Directors. In addition, members of the Executive Committee receive a non-qualified stock option to purchase 15,000 shares of XOX Common Stock for each year of service on such committee. Each option granted to directors on the Executive Committee vests at the end of the calendar year granted, provided that on such date the optionee has attended at least 75% of the Company's meetings of the Board of Directors.


  PROPOSAL NO. 3: APPROVAL OF INCREASE IN THE AUTHORIZED STOCK OF THE COMPANY

         The Company is asking its stockholders to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of capital stock from 20,000,000 shares to 30,000,000 shares and to increase the number of authorized shares of XOX Common Stock from 10,000,000 shares to 20,000,000. The number of authorized shares of preferred stock of the Company would remain 5,000,000 and the number of authorized and undesignated shares of stock of the Company would remain 5,000,000. As of April 8, 2002, there were 2,977,346 shares of XOX Common Stock issued and outstanding and an additional 729,154 shares of XOX Common Stock reserved for issuance pursuant to outstanding options with a weighted average exercise price of approximately $1.71 for the 629,154 options granted under the Company's 1996 Amended Omnibus Stock Plan and a weighted average exercise price of approximately $1.70 for the 100,000 options granted outside of such plan. As such, as of April 1, 2002, there were 6,293,500 authorized but unissued shares of XOX Common Stock available to be issued by the Company, 5,000,000 authorized but unissued shares of preferred stock of the Company available to be issued by the Company, and 5,000,000 authorized and undesignated shares available to be issued by the Company. The 5,000,000 authorized and undesignated shares available to be issued by the Company are subject to future designation of rights and preferences (including dividends or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters) in the discretion of the Company's Board of Directors. Following the approval of this amendment to the Company's Certificate of Incorporation, there would be 16,293,500 authorized but unissued shares of XOX Common Stock available to be issued by the Company, 5,000,000 authorized but unissued shares of preferred stock of the Company and 5,000,000 authorized and undesignated shares available to be issued by the Company

REASONS FOR THE INCREASE IN THE CAPITAL STOCK AND COMMON STOCK

         The Company is asking the stockholders to approve the amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of capital stock and XOX Common Stock so that it will have a sufficient number of shares of XOX Common Stock to complete the Merger and have additional shares remaining so that the Company will have the flexibility that may be necessary to facilitate possible future financing and/or other corporate transactions. The Company does not have any current plans or proposals to use any specific portion of the additional shares that would be authorized upon adoption of the amendment other than in connection with the issuance of XOX Common Stock to Tele Digital shareholders in the Merger and upon the exercise of options and warrants to acquire shares of Tele Digital Common Stock that will be converted into options and warrants to purchase XOX Common Stock in the Merger.

POSSIBLE EFFECTS OF THE PROPOSED AMENDMENT

         If the amendment to the Company's Certificate of Incorporation to increase the number of authorized shares is approved, the Board would have sole discretion to authorize the issuance of additional shares of one or many classes of stock from time to time for any corporate purpose without further action by the shareholders, except as required under Delaware or any other applicable laws or regulations. Securities issued by the Board could have rights and preferences superior to existing stockholders. However, all of the stock, by operation of Delaware law, will be undesignated and default to common shares unless and until future designation by the Board of Directors of the Company. The Board does not have any current plans to issue any securities with rights superior to those of the existing stockholders. Current holders of XOX Common Stock have no preemptive or similar rights to purchase any new issue of shares of XOX Common Stock in order to maintain their proportionate ownership interests in the Company. As such, the issuance of any additional shares would likely dilute the voting power of the outstanding shares of XOX Common Stock and reduce the portion of the dividend and liquidation proceeds payable to the holders of the outstanding shares of XOX Common Stock.

         While the amendment to the Company's Certificate of Incorporation to increase the number of authorized shares may be deemed to have some potential anti-takeover effects, the Board is not currently aware of any pending or potential offer or proposal for the acquisition of the Company or its stock, other than the Merger, and the Company does not have any current plans to issue such stock as preferred stock. Further, the amendment to the Company's Certificate of Incorporation to increase the number of authorized shares is not prompted by any specific take-over or acquisition effort or threat.

FAVORABLE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS

         The Board of Directors has unanimously approved the amendment to the Certificate of Incorporation and recommends that you vote "FOR" the proposal. The members of the Board of Directors of the Company intend to vote all shares of stock of the Company under their control in favor of such proposal.


       PROPOSAL NO. 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

         The Board of Directors of the Company has appointed Grant Thornton LLP, to serve as independent auditors to the Company for the fiscal years ending December 31, 2001 and December 31, 2002, and recommends that the stockholders of the Company ratify such appointment. Representatives of Grant Thornton LLP, are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if they so desire and to respond to appropriate questions. If the appointment of Grant Thornton LLP, is not ratified by the stockholders, the Board of Directors is not obligated to appoint other auditors, but the Board of Directors will give consideration to such unfavorable vote.

AUDIT FEES

         Total fees of $29,634 were incurred by the Company relating to the audit of the financial statements by the Company's independent auditors for the fiscal year ended December 31, 2001, the review of the financial statements included in the Company's fiscal 2001 quarterly reports on Form 10-QSB, and other matters directly relating to the fiscal 2001 audit and filing of the Annual Report on Form 10-KSB for fiscal 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         No fees were billed to the Company by the Company's independent auditors for professional services as described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X in fiscal 2001.

ALL OTHER FEES

         The aggregate fees billed by the Company's independent auditors for professional services provided during fiscal 2001, other than those described above, total $17,330. These services were provided for the preparation of corporate income tax returns and related tax consulting services and accounting consulting related to merger considerations.

FAVORABLE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS

         The Board of Directors has unanimously approved the appointment of Grant Thornton LLP, and recommends that the stockholders vote "FOR" ratification of the appointment of Grant Thornton LLP, as its independent auditors for the fiscal year ending December 31, 2002. The members of the Board of Directors of the Company intend to vote all shares of stock of the Company under their control in favor of such proposal.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and all persons who beneficially own more than 10% of the outstanding shares of XOX Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of XOX Common Stock. Directors, executive officers and greater than 10% beneficial owners are also required to furnish the Company with copies of all Section 16(a) forms that they file.

         To the Company's knowledge, based upon a review of the copies of such reports furnished to the Company, the following directors failed to file on a timely basis the forms required by Section 16(a) of the Securities Exchange Act of 1934:

         * Peter Dahl neither filed a Form 4 to report a grant of stock options on March 1, 2000 nor included this information on any Form 5 filed in 2001. However, this information was subsequently reported on a Form 4 filed on October 10, 2001.

         * Craig Gagnon neither filed a Form 4 to report a grant of stock options on March 1, 2000 nor included this information on any Form 5 filed in 2001. However, this information was subsequently reported on a Form 4 filed on October 10, 2001.

         * Steven Liefschultz neither filed a Form 4 to report a grant of stock options on March 1, 2000 nor included this information on any Form 5 filed in 2001. However, this information was subsequently reported on a Form 4 filed on October 10, 2001.

         * Bernard Reeck neither filed a Form 4 to report a grant of stock options on March 1, 2000 nor included this information on any Form 5 filed in 2001. However, this information was subsequently reported on a Form 4 filed on October 10, 2001.

         * Brian Zelickson neither filed a Form 4 to report a grant of stock options on March 1, 2000 nor included this information on any Form 5 filed in 2001. However, this information was subsequently reported on a Form 4 filed on October 10, 2001.


                       SUBMISSION OF STOCKHOLDER PROPOSALS

         Any stockholder proposal intended to be considered for inclusion in the Proxy Statement for presentation at the 2003 Annual Meeting must be received by the Company at 12400 Whitewater Drive, Suite 2040, Minnetonka, Minnesota, 55343,
Attn: John Sutton, no later than _____________, 2002. Stockholder proposals must be made in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. It is suggested that the proposal be submitted by certified mail, return receipt requested.

         Stockholders who intend to present a proposal at the 2003 Annual Meeting without including such proposal in the Company's Proxy Statement must provide notice to the Company of such proposal no later than March 31, 2003. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.


                                  OTHER MATTERS

         The management of the Company knows of no other business that will be presented for consideration at the Annual Meeting other than that described in this Proxy Statement. If any other business properly comes before the Annual Meeting, it is intended that proxies solicited by the Board of Directors will be voted in accordance with the judgment of the person voting the proxies.


                              AVAILABLE INFORMATION

         The Company is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended, and, accordingly, files reports, proxy statements and other information with the Securities and Exchange Commission. Such reports, proxy statements and other information can be inspected and made at the public reference facilities of the Securities and Exchange Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the SEC. The Securities and Exchange Commission also maintains a website at www.sec.gov.


                           INCORPORATION BY REFERENCE

         The following documents, copies of which are attached to this Proxy Statement as Appendix C and Appendix D, respectively, are being delivered to the stockholders of the Company together with this Proxy Statement and are hereby incorporated by reference into this Proxy Statement:

         * The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001.

         * A signed copy of the Independent Auditor's Report that accompanies the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001.

                                                                      APPENDIX A




--------------------------------------------------------------------------------

                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

            TELE DIGITAL DEVELOPMENT, INC., A MINNESOTA CORPORATION,

                    XOX CORPORATION, A DELAWARE CORPORATION,

                                       AND

   TD ACQUISITION, INC., A MINNESOTA CORPORATION AND A WHOLLY-OWNED SUBSIDIARY
                               OF XOX CORPORATION

                           DATED AS OF JANUARY 7, 2002

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

ARTICLE I.  DEFINITIONS AND RULES OF CONSTRUCTION............................A-1

SECTION 1.1  DEFINITIONS.....................................................A-1
SECTION 1.2. CERTAIN RULES OF CONSTRUCTION...................................A-9

ARTICLE II.  MERGER..........................................................A-9

SECTION 2.1.  MERGER.........................................................A-9
SECTION 2.2.  EFFECTS OF THE MERGER.........................................A-10
SECTION 2.3.  ADDITIONAL ACTION.............................................A-10

ARTICLE III.  CONVERSION OF SHARES..........................................A-11

SECTION 3.1.  CONVERSION....................................................A-11
SECTION 3.2.  DISSENTING TELE DIGITAL SHARES................................A-12
SECTION 3.3.  ISSUANCES OF NEW CERTIFICATES.................................A-13
SECTION 3.4.  SUB COMMON STOCK..............................................A-15

ARTICLE IV.  REPRESENTATIONS AND WARRANTIES OF TELE DIGITAL.................A-15

SECTION 4.1.  ORGANIZATION, GOOD STANDING AND QUALIFICATION
              OF TELE DIGITAL...............................................A-15
SECTION 4.2.  CORPORATE DOCUMENTS...........................................A-16
SECTION 4.3.  CAPITALIZATION................................................A-16
SECTION 4.4.  AUTHORITY.....................................................A-17
SECTION 4.5.  NON-CONTRAVENTION; CONSENTS...................................A-18
SECTION 4.6   PROPRIETARY ASSETS............................................A-19
SECTION 4.7.  FINANCIAL STATEMENTS..........................................A-20
SECTION 4.8.  LIABILITIES...................................................A-21
SECTION 4.9.  TITLE TO ASSETS...............................................A-21
SECTION 4.10.  CONDITION AND SUFFICIENCY OF PROPERTY AND ASSETS.............A-21
SECTION 4.11.  MATERIAL TELE DIGITAL CONTRACTS..............................A-21
SECTION 4.12.  EMPLOYEES; EMPLOYEE BENEFITS.................................A-22
SECTION 4.13.  BONUSES OR OTHER PAYMENTS TO EMPLOYEES, DIRECTORS
               OR OFFICERS..................................................A-23
SECTION 4.14.  ACCOUNTS RECEIVABLE; ACCOUNTS PAYABLE........................A-23
SECTION 4.15.  CUSTOMERS AND SUPPLIERS......................................A-23
SECTION 4.16.  INVENTORY....................................................A-23
SECTION 4.17.  PROCEEDINGS..................................................A-24
SECTION 4.18.  COMPLIANCE...................................................A-24
SECTION 4.19.  ENVIRONMENTAL LIABILITY......................................A-24
SECTION 4.20.  TAX MATTERS..................................................A-24
SECTION 4.21.  REAL PROPERTY AND LEASES.....................................A-25
SECTION 4.22.  FINDERS AND BROKERS..........................................A-26
SECTION 4.23.  ABSENCE OF CHANGES...........................................A-26

SECTION 4.24.  COMPETING INTERESTS; INTERESTS OF TELE DIGITAL INSIDERS......A-27
SECTION 4.25.  INSURANCE....................................................A-27
SECTION 4.26.  STATE TAKEOVER LAWS..........................................A-28
SECTION 4.27.  ABSENCE OF CERTAIN PAYMENTS..................................A-28
SECTION 4.28.  BANKRUPTCY; CRIMINAL PROCEEDINGS.............................A-28
SECTION 4.29.  FULL DISCLOSURE..............................................A-28

ARTICLE V.  REPRESENTATIONS AND WARRANTIES OF XOX
AND SUB.....................................................................A-29

SECTION 5.1.  ORGANIZATION, GOOD STANDING AND QUALIFICATION OF XOX..........A-29
SECTION 5.2.  CORPORATE DOCUMENTS...........................................A-29
SECTION 5.3.  CAPITALIZATION................................................A-30
SECTION 5.4.  AUTHORITY.....................................................A-31
SECTION 5.5.  NON-CONTRAVENTION; CONSENTS...................................A-31
SECTION 5.6   PROPRIETARY ASSETS............................................A-32
SECTION 5.7.  SEC DOCUMENTS; FINANCIAL STATEMENTS...........................A-33
SECTION 5.8.  LIABILITIES...................................................A-33
SECTION 5.9.  TITLE TO ASSETS...............................................A-34
SECTION 5.10.  CONDITION AND SUFFICIENCY OF PROPERTY AND ASSETS.............A-34
SECTION 5.11.  MATERIAL XOX CONTRACTS.......................................A-34
SECTION 5.12.  EMPLOYEES; EMPLOYEE BENEFITS.................................A-35
SECTION 5.13.  BONUSES OR OTHER PAYMENTS TO EMPLOYEES, DIRECTORS
               OR OFFICERS..................................................A-35
SECTION 5.15.  ACCOUNTS RECEIVABLE; ACCOUNTS PAYABLE........................A-35
SECTION 5.15.  CUSTOMERS AND SUPPLIERS......................................A-36
SECTION 5.16.  INVENTORY....................................................A-36
SECTION 5.17.  PROCEEDINGS..................................................A-36
SECTION 5.18.  COMPLIANCE...................................................A-36
SECTION 5.19.  ENVIRONMENTAL LIABILITY......................................A-36
SECTION 5.20.  TAX MATTERS..................................................A-37
SECTION 5.21.  REAL PROPERTY AND LEASES.....................................A-37
SECTION 5.22.  FINDERS AND BROKERS..........................................A-38
SECTION 5.23.  ABSENCE OF CHANGES...........................................A-38
SECTION 5.24.  COMPETING INTERESTS; INTERESTS OF XOX AND SUB INSIDERS.......A-39
SECTION 5.25.  INSURANCE....................................................A-39
SECTION 5.26.  STATE TAKEOVER LAWS..........................................A-40
SECTION 5.27.  ABSENCE OF CERTAIN PAYMENTS..................................A-40

SECTION 5.28.  BANKRUPTCY; CRIMINAL PROCEEDINGS.............................A-40

SECTION 5.29.  FULL DISCLOSURE..............................................A-40

ARTICLE VI.  CERTAIN COVENANTS..............................................A-41

SECTION 6.1.  FURTHER ACTIONS; CAPITALIZATION ADJUSTMENT....................A-41
SECTION 6.2.  CONDUCT OF BUSINESS PENDING THE CLOSING.......................A-41
SECTION 6.3.  NOTICES OF CERTAIN EVENTS.....................................A-43
SECTION 6.4.  ALTERNATIVE TRANSACTIONS......................................A-44
SECTION 6.5.  APPROVAL OF SHAREHOLDERS OF TELE DIGITAL AND XOX..............A-46

SECTION 6.6.  CONSENTS......................................................A-47
SECTION 6.7.  CERTAIN NOTIFICATIONS.........................................A-47
SECTION 6.8.  SECURITIES LAW MATTERS........................................A-47
SECTION 6.9.  PLAN OF REORGANIZATION........................................A-47
SECTION 6.10.  DIRECTORS' AND OFFICERS' LIABILITY...........................A-48
SECTION 6.11.  REGULATORY APPLICATIONS......................................A-48
SECTION 6.12.  STOCK OPTIONS AND WARRANTS...................................A-49
SECTION 6.13.  HOLDBACK AGREEMENTS..........................................A-50
SECTION 6.14.  REGISTRATION; RULE 144 REPORTING.............................A-50
SECTION 6.15.  INDEMNIFICATION..............................................A-55
SECTION 6.16.  TELE DIGITAL AUDITED FINANCIAL STATEMENTS....................A-57
SECTION 6.17.  SHAREHOLDER REPRESENTATION AGREEMENTS........................A-57
SECTION 6.18.  ADDITIONAL VOTING AGREEMENTS.................................A-57
SECTION 6.18.  TELE DIGITAL BANK DEBT.......................................A-57
SECTION 6.20.  TELE DIGITAL TAXES...........................................A-58
SECTION 6.21.  FULFILLMENT OF CONDITIONS....................................A-58

ARTICLE IX.  TERMINATION....................................................A-58

SECTION 7.1.  GROUNDS FOR TERMINATION.......................................A-58
SECTION 7.2.  EFFECT OF TERMINATION; EXPENSES...............................A-60

ARTICLE VIII.  CLOSING......................................................A-61

SECTION 8.1.  THE CLOSING...................................................A-61
SECTION 8.2.  CLOSING CONDITIONS............................................A-61
SECTION 8.3.  CLOSING DELIVERIES............................................A-64
SECTION 8.4.  DELIVERIES BY XOX.............................................A-64
SECTION 8.5.  DELIVERIES BY TELE DIGITAL....................................A-65

ARTICLE IX.  MISCELLANEOUS..................................................A-66

SECTION 9.1.  GOVERNING LAW.................................................A-66
SECTION 9.2.  WAIVER OF COMPLIANCE; CONSENTS................................A-66
SECTION 9.3.  SUCCESSORS AND ASSIGNS........................................A-66
SECTION 9.4.  ENTIRE AGREEMENT..............................................A-66
SECTION 9.5.  SEVERABILITY..................................................A-66
SECTION 9.6.  SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS........A-67
SECTION 9.7.  AMENDMENT AND MODIFICATION....................................A-67
SECTION 9.8.  NOTICES.......................................................A-67
SECTION 9.9.  DELAYS OR OMISSIONS...........................................A-68
SECTION 9.10.  REMEDIES CUMULATIVE..........................................A-69
SECTION 9.11.  FURTHER ASSURANCES...........................................A-69
SECTION 9.12.  COUNTERPARTS.................................................A-69
SECTION 9.13.  INVESTIGATION................................................A-69
SECTION 9.14.  PUBLICITY....................................................A-69
SECTION 9.15.  SPECIFIC PERFORMANCE.........................................A-69

                                    SCHEDULES

Schedule 4.1(b).........   Tele Digital Directors and Officers
Schedule 4.3(a).........   Tele Digital Preemptive Rights, Rights of First Offer
                           or Similar Rights
Schedule 4.3(b).........   Tele Digital Derivative Securities
Schedule 4.3(e).........   Tele Digital Shareholders
Schedule 4.5(b).........   Tele Digital Consents
Schedule 4.6(a).........   Tele Digital Proprietary Assets
Schedule 4.6(c).........   Claims Against Tele Digital Proprietary Assets
Schedule 4.6(d).........   Tele Digital Employees, Consultants and Contractors
Schedule 4.7(a) ........   Tele Digital Unaudited Financial Statements
Schedule 4.9(a).........   Tele Digital Liens
Schedule 4.11(a)........   Material Tele Digital Contracts
Schedule 4.12(a)........   Tele Digital Employees
Schedule 4.12(d)........   Tele Digital Employee Benefit Plans
Schedule 4.13...........   Tele Digital Bonuses and Increases in Compensation
Schedule 4.14(a)........   Tele Digital Accounts Receivable
Schedule 4.14(b)........   Tele Digital Accounts Payable
Schedule 4.15(a)........   Tele Digital Customers and Suppliers
Schedule 4.16...........   Tele Digital Inventories
Schedule 4.17...........   Tele Digital Proceedings
Schedule 4.18...........   Tele Digital Compliance
Schedule 4.20...........   Tele Digital Tax Matters
Schedule 4.21(d)........   Tele Digital Real Property and Leases
Schedule 4.22...........   Tele Digital Finders and Brokers
Schedule 4.23...........   Tele Digital Changes
Schedule 4.24(b)........   Tele Digital Competing Interests
Schedule 5.1(b).........   XOX Directors and Officers
Schedule 5.3(a).........   XOX Preemptive Rights, Rights of First Refusal and
                            Similar Rights
Schedule 5.3(c).........   XOX Derivative Securities
Schedule 5.5(b).........   XOX Consents
Schedule 5.6(a).........   XOX Proprietary Assets
Schedule 5.6(b).........   Claims Against XOX Proprietary Assets
Schedule 5.8............   XOX Liabilities Relating to Operations in India
Schedule 5.9(a).........   XOX Liens
Schedule 5.11(a)........   Material XOX Contracts
Schedule 5.11(b)........   Termination of XOX Material Contracts
Schedule 5.12(a)........   XOX Employees, Consultants and Contractors
Schedule 5.12(c)........   XOX Employee Benefit Plans
Schedule 5.13...........   XOX Bonuses and Increases in Compensation
Schedule 5.14(a)........   XOX Accounts Receivable
Schedule 5.14(b)........   XOX Accounts Payable
Schedule 5.16...........   XOX Inventory Included in Excluded Assets
Schedule 5.17...........   XOX Proceedings
Schedule 5.18...........   XOX Compliance
Schedule 5.20...........   XOX Tax Matters

Schedule 5.21(d)........   XOX Real Property and Leases
Schedule 5.23...........   XOX Changes
Schedule 6.12(c)........   Warrants to be Issued to Miller Johnson Steichen
                           Kinnard, Inc.

Exhibits:
--------
Exhibit A - Form of Employee Agreement (Section 4.6(d))
Exhibit B - Form of Holdback Agreement (Section 6.13)
Exhibit C - Form of Shareholder Representation Agreement (Section 6.17) Exhibit D - XOX Excluded Assets (Section 8.2(c)(ix))
Exhibit E - Form of Opinion of Gray Plant Mooty, P.A. (Section 8.4(h)) Exhibit F - Form of Opinion of Winthrop & Weinstine, P.A. (Section 8.5(e))

                          AGREEMENT AND PLAN OF MERGER

         This Agreement and Plan of Merger (the "Agreement") is entered into as of January 7, 2002, by and among Tele Digital Development, Inc., a Minnesota corporation ("Tele Digital"), XOX Corporation, a Delaware corporation ("XOX"), and to TD Acquisition, Inc., a Minnesota corporation and a wholly-owned subsidiary of XOX ("Sub").

                                   WITNESSETH:

         WHEREAS, the respective Boards of Directors of Tele Digital, XOX and Sub have determined that it is in the best interests of their respective companies and the shareholders of their respective companies to enter into the Agreement and consummate the business combination transactions provided for herein, including the merger ("Merger") of the Sub with an into Tele Digital, subject to the terms and conditions set forth herein;

         WHEREAS, prior to or concurrently with the execution and delivery of this Agreement, and as an inducement to XOX to enter into this Agreement, Tele Digital has delivered or is delivering to XOX voting agreements ("Voting Agreements") signed by certain shareholders of Tele Digital providing for, among other things, such shareholders to vote in favor of the Merger and this Agreement;

         WHEREAS, the parties desire to make certain representations, warranties and agreements in connection with the Merger and to prescribe certain conditions to the Merger; and

         WHEREAS, for federal income tax purposes, the parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and to cause the Merger to qualify as a reorganization under the provisions of Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code.

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants, representations and warranties herein, Tele Digital, XOX and Sub, intending to be legally bound, hereby agree as follows:


                                   ARTICLE I

                      DEFINITIONS AND RULES OF CONSTRUCTION

SECTION 1.1 DEFINITIONS.

         For purposes of this Agreement, the following terms shall have the meanings set forth in this Section 1.1:

         "Affiliate" of a specified Person means any other Person who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person. For the purposes of this definition, "control" (including the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         "Alternative Transaction" shall have the meaning set forth in Section 6.4(a).

         "Associated Bank Debt" shall have the meaning set forth in Section 6.19(a).

         "Assumptions" shall have the meaning set forth in Section 3.1(d).

         "Business Day" shall mean any day on which banks are not required or authorized to close in the City of Minneapolis, Minnesota.

         "Cancelled Tele Digital Shares" shall have the meaning set forth in
Section 3.3(b).

         "Cash and Prepaid Expenses" shall have the meaning set forth in Section 8.2(c)(vii).

         "Certificates" shall have the meaning set forth in Section 3.3(b).

         "Certificates of Merger" shall have the meaning set forth in Section 2.1(b).

         "Claims" shall have the meaning set forth in Section 6.15(b).

         "Closing" shall have the meaning set forth in Section 8.1.

         "Closing Date" shall have the meaning set forth in Section 8.1.

         "Consent" means any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).

         "Contract" means any written or oral agreement, deed, contract, license, guaranty or other understanding of any nature.

         "Damages" means all actual assessments, levies, losses, fines, penalties, obligations, payments, judgments, liabilities, damages, costs and expenses, including, without limitation, attorneys', accountants', investigators', and experts' fees and expenses, excluding special and consequential damages suffered by the Indemnified Party.

         "DGCL" means the Delaware General Corporation Law, as amended to the date hereof.

         "Dissenting Tele Digital Shares" shall have the meaning set forth in
Section 3.2.

         "Effective Time" shall have the meaning set forth in Section 2.1(b).

         "Employee Benefit Plan" means any and all bonus, deferred compensation, incentive compensation, stock purchase, stock option, stock appreciation, phantom stock, savings, profit sharing, severance or termination pay, health or other medical, dental, life, disability or other insurance (whether insured or self-insured), supplementary unemployment or employment benefit, pension (including, without limitation, employee benefit plans, as defined in Section 3(2) of the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), multiemployer plans, as defined in Section 3(37) of ERISA, employee welfare benefit plans, as defined in Section 3(1) of ERISA, and all plans of the nature described in Section 3(3) of ERISA), retirement, registered retirement savings, supplementary retirement, change-in-control and any other employment benefit or compensation plan, program, agreement, arrangement, policy or practice (including any funding mechanism therefore which is now in effect which will be required in the future as a result of the Transactions), whether formal or informal, funded or unfunded, registered or unregistered, oral or written.

         "Encumbrance" means options, proxies, voting trusts, voting agreements, judgments, pledges, charges, escrows, rights of first refusal or first offer, mortgages, indentures, claims, transfer restrictions, Liens, equities, security interests and other encumbrances of every kind and nature whatsoever, whether arising by agreement, operation of law or otherwise.

         "Entity" means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, limited liability company, trust company, joint venture, firm or other enterprise or association.

         "Environmental Law" means any Requirement of Law relating to (a) the protection, preservation or restoration of the environment (including, without limitation, air, water vapor, surface water, groundwater, drinking water supply, surface soil, subsurface soil, plant and animal life or any other natural resource), and/or (b) the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of "Materials of Environmental Concern" (as hereinafter defined). The term Environmental Law includes, without limitation, (i) the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C.
Section 9601 et seq.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq.; the Clean Air Act, as amended, 42 U.S.C. Section 7401 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C.
Section 1251 et seq.; the Toxic Substances Control Act, as amended, 15 U.S.C.
Section 9601 et seq.; the Emergency Planning and Community Right to Know Act, 42 U.S.C. Section 1101 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq.; and all comparable state and local laws and (ii) any common law (including, without limitation, common law that may impose strict liability) that may impose liability or obligations for injuries or damages due to, or threatened as a result of, the presence of or exposure to any Materials of Environmental Concern. "Materials of Environmental Concern" means pollutants, contaminants, wastes, toxic substances, petroleum and petroleum products, and any other materials regulated under Environmental Laws.

         "Exchange Act" means the United States federal Securities Exchange Act of 1934, as amended.

         "Exchange Agent" shall have the meaning set forth in Section 3.3(a).

         "Exchange Ratio" shall have the meaning set forth in Section
3.1(a)(ii).

         "Excluded Assets" shall have the meaning set forth in Section
8.2(c)(ix).

         "Fully Diluted Basis" means, with respect to XOX immediately after the Merger, the percentage ownership of XOX Common Stock assuming the exercise of all warrants, options and any other rights to acquire XOX Common Stock outstanding immediately after the Merger including, without limitation, the shares of XOX Common Stock subject to the Tele Digital Rights converted in the Merger into XOX Rights.

         "GAAP" means United States generally accepted accounting principles, consistently applied.

         "Governmental Authorization" means any (a) permit, license, certificate, franchise, concession, approval, consent, ratification, permission, clearance, confirmation, endorsement, waiver, certification, designation, rating, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Authority or pursuant to any Requirement of Law; or (b) right under any Contract with any Governmental Authority.

         "Governmental Authority" means any governmental or quasi-governmental agency, body or authority (including, without limitation, any executive, legislative, judicial, administrative or regulatory agency, body or authority), of whatever nature, whether local, municipal, domestic, foreign, multinational or international.

         "Holdback Agreement" shall have the meaning set forth in Section 6.13.

         "Indemnified Party" shall have the meaning set forth in Section
6.14(f).

         "Indemnifying Party" shall have the meaning set forth in Section
6.14(f).

         "Indemnitee" shall have the meaning set forth in Section 6.15.

         "Indemnitor" shall have the meaning set forth in Section 6.15.

         "Key Bank Debt" shall have the meaning set forth in Section 6.19(a).

         "Key Tele Digital Employees" means Richard L. Barnaby and Jon Harmon.

         "Knowledge" of any Person means the actual knowledge of the executive officers or directors of such Person as of the date any representation or warranty is made, after no inquiry or investigation.

         "Liability" means any debt, obligation, duty or liability (matured, accrued, contingent or otherwise) of any nature, regardless of whether such debt, obligation, duty or liability would be required to be disclosed on a balance sheet prepared in accordance with U.S. GAAP.

         "Lien" means any interest, consensual or otherwise, in property, whether real, personal or mixed property or assets, tangible or intangible, securing an obligation owed to, or a claim by a third Person, or otherwise evidencing an interest of a Person other than the owner of the property, whether such interest is based on common law, statute or contract, and including, but not limited to, any security interest, security title or lien arising from a mortgage, recordation of abstract of judgment, deed of trust, deed to secure debt, encumbrance, restriction, charge, covenant, claim, exception, encroachment, easement, right of way, license, permit, pledge, conditional sale, option trust (constructive or otherwise) or trust receipt or a lease, consignment or bailment for security purposes and other title exceptions and encumbrances affecting the property, or the interest of a vendor or lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

         "Material Adverse Effect" means any change or effect that is materially adverse to the business, financial condition or results of operations of a Party and its subsidiaries and Affiliates, taken as a whole, except to the extent that such change or effect is attributable to or results from (a) the direct effect of the public announcement or pendency of the Transactions contemplated hereby on current or prospective customers or revenues of a Party, or (b) changes in general economic conditions or changes affecting the industry generally in which such Party operates. Without limiting the generality of the foregoing, it shall be a "Material Adverse Effect" if a Party files or becomes the subject of a bankruptcy proceeding, makes an assignment for the benefit of creditors, or has a receiver, trustee or conservator appointed for any substantial part of its assets or properties.

         "Material Tele Digital Contract" means a Tele Digital Contract which has annual revenues or expenses equal to or greater than $US25,000.

         "Material XOX Contract" means a XOX Contract which has annual revenues or expenses equal to or greater than $US25,000.

         "MBCA" means the Minnesota Business Corporation Act, as amended to the date hereof.

         "MJSK Warrant" shall have the meaning set forth in Section 3.1(a)(ii).

         "Notifying Party" shall have the meaning set forth in Section 6.15(c).

         "Parties" means XOX, Tele Digital and Sub.

         "Person" means any individual, Entity or Governmental Authority including, without limitation, a "Person" as defined in Section 13(d)(3) of the Exchange Act.

         "Pre-Merger XOX Common Stock" shall have the meaning set forth in
Section 6.2(a)(ii).

         "Pre Merger Tele Digital Shareholders" shall have the meaning set forth in Section 6.15(b).

         "Pre Merger XOX Shareholders" shall have the meaning set forth in
Section 6.15(b).

         "Proceeding" shall mean any material action, suit, litigation, arbitration, mediation, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding and any informal proceeding), inquiry, audit, examination or investigation before, or involving, any Governmental Authority or any arbitrator, mediator or arbitration or mediation panel.

         "Proprietary Asset" means all (a) patents, copyrights and copyrightable works, trademarks, service marks, trade names, service names, brand names, logos, trade dress, Internet domain names and all good wills symbolized thereby and appurtenant thereto; (b) trade secrets, inventions, technology, know-how, proprietary information, research material, specifications, surveys, designs, drawings and processes; (c) artwork, photographs, editorial copy and materials, formats and designs, including, without limitation, all content currently or previously displayed through Internet sites owned or operated by the subject Party; (d) customer, partner, prospect and marketing lists, market research data, sales data and traffic and user data; (e) registrations, applications, recordings, common law rights, "moral" rights of authors, licenses (to or from a Party) and other agreements relating to the foregoing; (f) rights to obtain renewals, reissues, extensions, continuations, divisions or equivalent extensions of legal protection pertaining to the foregoing; and (g) claims, causes of action or other rights at law or in equity arising out of or relating to any infringement, misappropriation, distortion, dilution or other unauthorized use or conduct in derogation of the foregoing occurring prior to the Closing.

         "Proxy Statement" shall have the meaning set forth in Section 6.5(a).

         "Registration Expenses" shall have the meaning set forth in Section 6.14(d).

         "Registration Statement" shall have the meaning set forth in Section 6.14(a).

         "Related Party" shall mean, (a) with respect to XOX, (i) each individual who is, or who has at any time been, an officer or director of XOX, and (ii) any Entity (other than XOX) in which any one of the Persons referred to in clause (a) (i) above holds (or in which more than one of such individuals collectively hold), beneficially or otherwise, a material voting, proprietary or equity interest, and (b) with respect to Tele Digital, (i) each individual who is, or who has at any time been, an officer or director of Tele Digital, and
(ii) any Entity (other than Tele Digital) in which any one of the Persons referred to in clauses (b) (i) above holds (or in which more than one of such individuals collectively hold), beneficially or otherwise, a material voting, proprietary or equity interest.

         "Requirement of Law" shall mean any law, statute, legislation, constitution, principle of common law, resolution, ordinance, code, edict, decree, order, proclamation, treaty, convention, rule, regulation, ruling, directive, pronouncement, requirement, specification, determination, decision, opinion or interpretation issued, enacted, adopted, passed, approved, promulgated, made, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

         "Reverse Stock Split" shall have the meaning set forth in Section 3.1(a)(i).

         "Sale Notice" shall have the meaning set forth in Section 6.14(c).

         "SEC" means the United States Securities and Exchange Commission.

         "Securities Act" means the United States federal Securities Act of 1933, as amended.

         "Securities Laws" shall mean the Securities Act; the Exchange Act; the Investment Company Act of 1940, as amended; the Investment Advisers Act of 1940, as amended; the Anti Trust Indenture Act of 1939, as amended; and the rules and regulations of the SEC promulgated under each of said acts.

         "Selling Expenses" shall have the meaning set forth in Section 6.14(d).

         "Shareholder Representation Agreements" shall have the meaning set forth in Section 6.17.

         "Special Meeting" and "Special Meetings" shall have the respective meanings set forth in Section 6.5(a).

         "Stock Plans" shall have the meaning set forth in Section 6.12(b).

         "Sub Common Stock" means the common stock, par value $0.01 per share, of Sub.

         "Subsidiary" or "Subsidiaries" of any Party shall mean an Affiliate of such Party controlled by such Party, directly or indirectly, through one or more intermediaries, except as otherwise defined herein.

         "Superior Proposal" shall have the meaning set forth in Section 6.4(b).

         "Surviving Corporation" shall have the meaning set forth in Section 2.1(a).

         "Surviving Corporation Common Stock" means the $0.01 per share par value common stock of the Surviving Corporation existing after the Effective Time.

         "Tax" and "Taxes" means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code
Section 59A), customs duties, capital stock, franchise profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on estimated, or other taxes of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not (including an interest in respect of such penalty or addition).

         "Tax Return" shall mean any return (including any information return), report, statement, declaration, estimate, schedule, notice, notification, form, election, certificate or other document or information that is, has been or may in the future be filed with or submitted to, or required to be filed with or submitted to, any Governmental Authority in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Requirement of Law relating to any Tax.

         "Tele Digital Audited Financials" shall have the meaning set forth in
Section 6.16.

         "Tele Digital Common Stock" shall mean the common stock, par value $0.01 per share, of Tele Digital without taking into account the Reverse Stock Split.

         "Tele Digital Contract" shall mean any Contract to which Tele Digital is a party or by which its properties or assets are bound or under which it or its respective business, properties or assets receive benefits.

         "Tele Digital Current Balance Sheet" shall have the meaning set forth in Section 4.7(a).

         "Tele Digital Current Financials" shall have the meaning set forth in
Section 4.7(a).

         "Tele Digital Director" shall have the meaning set forth in Section 2.2(b)(ii).

         "Tele Digital Employee Benefit Plan" shall mean any Employee Benefit Plan which is maintained or contributed to or required to be maintained, contributed to or provided by Tele Digital, under which any employee, former employee or independent contractor (or any dependent of any such Persons) has any present or future right to benefits or compensation or under which Tele Digital has or may have any present or future liability or obligation.

         "Tele Digital Financials" shall have the meaning set forth in Section 4.7(b).

         "Tele Digital Relative Value" shall have the meaning set forth in
Section 3.1(b).

         "Tele Digital Rights" shall have the meaning set forth in Section 3.1(a)(iii).

         "Tele Digital Shareholders" shall have the meaning set forth in Section 4.3(e).

         "Tele Digital Year-End Financials" shall have the meaning set forth in
Section 4.7(a).

         "Third Party" shall have the meaning set forth in Section 6.4(a).

         "Transaction Documents" means this Agreement and all other agreements, certificates and instruments to be executed in connection with or pursuant to this Agreement.

         "US$" shall mean the lawful currency of the United States of America.

         "WARN Act" shall have the meaning set forth in Section 4.12(b).

         "Window Period" shall have the meaning set forth in Section 6.14(c).

         "XOX Common Stock" shall mean the common stock, par value $0.025 per share, of XOX.

         "XOX Contract" means any Contract to which XOX is a party or by which its properties or assets are bound or under which it or its respective business, properties or assets receive benefits.

         "XOX Current Balance Sheet" shall have the meaning set forth in Section 5.7(b).

         "XOX Current Financials" shall have the meaning set forth in Section 5.7(b).

         "XOX Director" shall have the meaning set forth in Section 2.2(b)(ii).

         "XOX Employee Benefit Plan" means any Employee Benefit Plan which is maintained or contributed to or is required to be maintained, contributed to or provided by XOX currently or formerly operating, under which any employee, former employee or independent contractor (or any dependent of any such Persons) has any present or future right to benefits or compensation or under which XOX has or may have any present or future liability or obligation.

         "XOX Financial Statements" shall have the meaning set forth in Section 5.7(a).

         "XOX Financials" shall have the meaning set forth in Section 5.7(c).

         "XOX Preferred Stock" shall have the meaning set forth in Section
5.3(a).

         "XOX Relative Value" shall have the meaning set forth in Section
3.1(b).

         "XOX Rights" shall have the meaning set forth in Section 3.1(a)(ii).

         "XOX SEC Documents" shall have the meaning set forth in Section 5.7(a).

         "XOX Shares" shall have the meaning set forth in Section 3.3(b).

         "XOX Year-End Financials" shall have the meaning set forth in Section 5.7(a).

SECTION 1.2 CERTAIN RULES OF CONSTRUCTION.

         When a reference is made in this Agreement to Sections, Articles, Exhibits or Schedules, such reference shall be to a Section, Article, Exhibit or Schedule (as the case may be) of this Agreement, unless otherwise indicated. The Table of Contents and article and Section headings of this Agreement are included for ease of reference only and shall not be deemed a part of this Agreement or taken into account in the interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The use of any gender in this Agreement shall be deemed to be or include the other gender and the use of the singular herein shall be deemed to be or include the plural (and vice versa), whenever appropriate. This Agreement shall be construed without regard to any presumption or other rule requiring the resolution of any ambiguity regarding the interpretation or construction hereof against the party causing this Agreement to be drafted.


                                   ARTICLE II

                                     MERGER

SECTION 2.1 MERGER.

         (a) Upon the terms and subject to the conditions of this Agreement, and in accordance with the MBCA and the DGCL, Sub will be merged with and into Tele Digital at the Effective Time, with Tele Digital continuing as the surviving corporation (the "Surviving Corporation"). Following the Merger, the separate corporate existence of Sub shall cease, and the Surviving Corporation shall succeed to and assume all of the rights and obligations of Sub in accordance with the MBCA and the DGCL. Notwithstanding the foregoing, Tele Digital and XOX may elect at any time prior to the Effective Time, instead of merging Sub into Tele Digital, to merge Tele Digital into Sub, with Sub as the Surviving Corporation. In that case, (i) the separate existence of Tele Digital shall cease, (ii) the Articles of Incorporation of Sub shall be amended effective as of the Effective Time to be the same as the Articles of Incorporation of Tele Digital and, as so amended, shall be the Articles of Incorporation of the Surviving Corporation, and (iii) the Bylaws of Sub shall be amended effective as of the Effective Time to be the same as the Bylaws of Tele Digital and, as so amended, shall be the Bylaws of the Surviving Corporation.

         (b) The Merger shall become effective when Articles of Merger or Certificates of Merger, as the case may be (the "Certificates of Merger"), executed in accordance with the relevant provisions of the MBCA and the DGCL, are accepted for filing by the Secretary of State of the State of Minnesota and the Secretary of State of the State of Delaware; provided, however, that upon the agreement of all of the Parties, the Certificates of Merger may provide for a later date of effectiveness of the Merger not more than five (5) Business Days after the date the Certificates of Merger are filed. When used in this Agreement, the term "Effective Time" shall mean the date and time at which the Certificates of Merger are filed or accepted for record or such later time established by the Certificates of Merger.

SECTION 2.2 EFFECTS OF THE MERGER.

         (a) The Merger shall have the effects set forth in Section 302A.641 of the MBCA and Section 259 of the DGCL.

         (b) At the Effective Time:

                  (i) The Articles of Incorporation and Bylaws of Tele Digital immediately before the Effective Time shall be the Articles of Incorporation and Bylaws of the Surviving Corporation until thereafter legally amended as provided therein and by applicable law;

                  (ii) The directors of XOX and the Surviving Corporation shall consist of Richard W. Perkins and Richard L. Barnaby (each, a "Tele Digital Director"), and Steven Mercil and Craig Gagnon (each, a "XOX Director"), and one independent director to be selected by the four other board members, who shall be the initial directors of XOX and the Surviving Corporation after the Effective Time, each to hold office in accordance with the Certificate of Incorporation and Bylaws of XOX and the Articles of Incorporation and Bylaws of the Surviving Corporation, as the case may be; and

                  (iii) The officers of XOX and the Surviving Corporation shall be as follows: Richard L. Barnaby as President and Chief Executive Officer and Jon Harmon as Chief Operating Officer and Vice President of Sales and Marketing, each to hold office in accordance with the Certificate of Incorporation and Bylaws of XOX and the Surviving Corporation, as the case may be.

SECTION 2.3 ADDITIONAL ACTION.

         If, at any time after the Effective Time, XOX or the Surviving Corporation shall consider or be advised that any further assignments or assurances or any other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to and possession of any property or right of either Tele Digital or Sub acquired or to be acquired by reason of, or as a result of, the Merger, or (b) otherwise to carry out the purposes of this Agreement, Sub, Tele Digital, XOX and their respective executive officers and directors shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect, or confirm title to and possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement; and the executive officers and directors of the Surviving Corporation are fully authorized in the name of Tele Digital and Sub or otherwise to take any and all such action.


                                  ARTICLE III

                              CONVERSION OF SHARES

SECTION 3.1 CONVERSION.

         (a) As of the Effective Time, by virtue of the Merger and without any further action on the part of the Parties or any holders of any securities of the Parties:

                  (i) Each share of Tele Digital Common Stock issued and outstanding immediately prior to the Effective Time shall be split into one-half (1/2) of a share of Tele Digital Common Stock in a two-for-one reverse stock split (the "Reverse Stock Split");

                  (ii) Each share of Tele Digital Common Stock issued and outstanding immediately before the Effective Time and immediately after the Reverse Stock Split, other than "Dissenting Tele Digital Shares" (as that term is defined in Section 3.2 below), shall be cancelled and extinguished and converted into 1.1451719 shares of XOX Common Stock (the "Exchange Ratio") such that, subject to the "Assumptions" (as defined below), (A) the shareholders of Tele Digital Common Stock and the holders of Tele Digital Rights immediately before the Merger, plus the holder of shares of XOX Common Stock subject to the warrant to be issued to Miller Johnson Steichen Kinnard, Inc. as described on
         Schedule 6.12(c) (the "MJSK Warrant"), shall own, immediately after the Merger, seventy-seven percent (77%) of XOX Common Stock on a Fully-Diluted Basis, and (B) the shareholders of XOX Common Stock and options, warrants and other rights to acquire XOX Common Stock (collectively, the "XOX Rights") immediately before the Merger, including the holders of shares of XOX Common Stock issued by XOX as provided in Section 6.2(a)(ii), shall own, immediately after the Merger, twenty-three percent (23%) of XOX Common Stock on a Fully-Diluted Basis; and

                  (iii) All rights with respect to Tele Digital Common Stock under each option, warrant or other right to purchase Tele Digital Common Stock (the "Tele Digital Rights") outstanding immediately after the Reverse Stock Split and immediately before the Effective Time shall be converted into and become rights with respect to XOX Common Stock, and the Surviving Corporation shall assume each such

         Tele Digital Right in accordance with the requirements of Section 424(a) of the Code and the terms of such Tele Digital Right and any agreement, certificate, document or stock option plan by which it is evidenced or governed. From and after the Effective Time, (i) each Tele Digital Right assumed by the Surviving Corporation may be exercised solely for shares of XOX Common Stock, (ii) the number of shares of XOX Common Stock covered by each such Tele Digital Right shall be equal to the number of shares of Tele Digital Common Stock covered by such Tele Digital Right immediately after the Reverse Stock Split and immediately before the Effective Time multiplied by the Exchange Ratio, and (iii) the per share exercise price of each such Tele Digital Right immediately after the Effective Time shall be equal to the per share exercise price of such Tele Digital Right immediately after the Reverse Stock Split and immediately before the Effective Time divided by the Exchange Ratio.

         (b) For purposes of calculating the number of shares XOX Common Stock to be issued to the Tele Digital shareholders in the Merger, the Parties have agreed that, as of the Closing Date, the relative value of Tele Digital will be $6,695,652 ("Tele Digital Relative Value"), and the relative value of XOX will be $2,000,000 ("XOX Relative Value").

         (c) After the Effective Time, all shares of Tele Digital Common Stock owned by XOX or owned beneficially by any Subsidiary of XOX shall be cancelled, and no cash, stock or other property shall be delivered in exchange therefor.

         (d) The determination of the amount of the Exchange Ratio is based on the following assumptions (collectively, the "Assumptions"): (i) immediately before the Effective Time, XOX shall have a total of $1,000,000 worth of (A) prepaid insurance premiums on its directors and officers insurance policy in an amount satisfactory to the Tele Digital Board plus (B) cash and cash equivalents (including any cash remaining upon the sale of the "Excluded Assets," as such term is defined in Section 8.2(c)(viii)); and (ii) immediately after the Reverse Stock Split and immediately before the Effective Time, there will be (A) 16,341,075 shares of Tele Digital Common Stock outstanding and issuable upon the exercise of Tele Digital Rights (including the MJSK Warrant) and (B) 5,589,699 shares of XOX Common Stock outstanding and issuable upon exercise of XOX Rights (including the shares of XOX Common Stock to be sold as provided in Section 6.2(a)(ii)). If there is any variation in the Assumptions set forth in Section 3.1(d)(i), the Tele Digital Relative Value and the XOX Relative Value shall be appropriately adjusted and the Exchange Ratio shall be proportionately adjusted. If there is any variation in the Assumptions set forth in Section 3.1(d)(ii), the Exchange Ratio shall be proportionately adjusted.

SECTION 3.2 DISSENTING TELE DIGITAL SHARES.

         Shares of Tele Digital Common Stock held by any holder entitled to relief as a dissenting shareholder under Sections 302A.471 and 302A.473 of the MBCA and who complies with all of the applicable provisions thereof ("Dissenting Tele Digital Shares") shall not be converted, at the Effective Time, into shares of XOX Common Stock pursuant to Section 3.1(a) hereof but shall instead be cancelled and become the right only to receive such consideration as may be determined to be due with respect to such Dissenting Tele Digital Shares pursuant to the applicable provisions of the MBCA. If any holder of Tele Digital Common Stock attempts to exercise the rights provided by but does not comply with all of the provisions of Section 302A.471 and 302A.473 of the MBCA or otherwise loses such holder's rights under such Sections, then the Dissenting Tele Digital Shares held by such holder shall be deemed to have been converted, as of the later of the Effective Time or the occurrence of such event, into shares of XOX Common Stock in accordance with Section 3.1(a) hereof. Tele Digital shall give XOX prompt notice of any demands made by holders of Tele Digital Dissenting Shares under the MBCA and shall grant XOX the opportunity to participate in and direct all negotiations and proceedings with respect to such demands. Tele Digital shall not, without the prior written consent of XOX or as required by the MBCA,
(a) voluntarily make any payment with respect to, or settle, offer to settle or otherwise negotiate, any such demands or (b) take any action prescribed under Sections 302A.471 and 302A.473 of the MBCA in respect of such demands.

SECTION 3.3 ISSUANCES OF NEW CERTIFICATES.

         (a) Deposit With Exchange Agent. As soon as practicable after the Effective Time, XOX shall make available to Wells Fargo Shareowner Services or such other recognized financial institution as to which the parties hereto shall agree (the "Exchange Agent"), for the benefit of the holders of Tele Digital Common Stock, certificates representing the number of shares of XOX Common Stock required to effect the issuances referred to in Section 3.1(a) hereof.

         (b) Issuance Procedures. As soon as practicable after the Effective Time, the Exchange Agent shall cause to be delivered to each holder of record of a certificate or certificates ("Certificates") which immediately after the Reverse Stock Split and prior to the Effective Time represented outstanding shares of Tele Digital Common Stock ("Cancelled Tele Digital Shares") that were cancelled and became instead the right to receive shares of XOX Common Stock pursuant to Section 3.1(a) hereof ("XOX Shares"), (i) a letter of transmittal (which shall specify that delivery of the Certificates shall be effected, and risk of loss and title to the Certificates shall pass, only upon actual delivery of the Certificates to the Exchange Agent and shall be in a form and have such other provisions as XOX and Tele Digital may reasonably specify) and (ii) instructions for use in effecting the surrender of Certificates representing Cancelled Tele Digital Shares in exchange for certificates representing shares of XOX Common Stock. Upon surrender of a Certificate to the Exchange Agent for cancellation (or to such other agent or agents as may be appointed by the agreement of Tele Digital and XOX), together with a duly executed letter of transmittal and such other customary documents as may be required by the aforesaid instructions, the holder of such Certificate shall be entitled to receive in exchange therefor, and the Exchange Agent shall issue pursuant to instructions given by XOX, certificates evidencing that number of shares of XOX Common Stock which such holder has the right to receive in accordance with
Section 3.1(a), and the Certificates so surrendered shall forthwith be cancelled. If a transfer of ownership of Cancelled Tele Digital Shares which is not registered in the transfer records of Tele Digital has occurred, a certificate representing the appropriate number of shares of XOX Common Stock may be issued to a transferee if the Certificate representing such Cancelled Tele Digital Shares is presented to the Exchange Agent, accompanied by all documents required properly to evidence and effect such transfer and by evidence satisfactory to the Exchange Agent (and XOX) that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this Section 3.3(b), each outstanding Certificate shall be deemed at any time on and after the Effective Time to represent, subject to Section 3.3(b) hereof, only the right to receive upon such surrender the number of shares of XOX Common Stock into which the Cancelled Tele Digital Shares represented by such Certificate shall have been converted pursuant to Section 3.1(a) hereof.

         (c) Distributions With Respect to Unsurrendered Shares. No dividends or other distributions declared or made after the Effective Time with respect to shares of XOX Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of XOX Common Stock represented thereby pursuant to Section 3.1(a) hereof unless and until the holder of record of such Certificate shall surrender such Certificate. Subject to the effect of unclaimed property, escheat and other applicable laws, following surrender of such Certificate, there shall be paid to the record holder of shares of XOX Common Stock issued in consideration therefor, without interest, (i) at the time of such surrender, the amount of any dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such shares of XOX Common Stock, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such shares of XOX Common Stock.

         (d) Book Entry. Notwithstanding any other provision of this Agreement, the letter of transmittal referred to in Section 3.3(b) hereof may, at XOX's written election, provide for the ability of a holder of one or more Certificates to elect that the shares of XOX Common Stock to be received in exchange for the Cancelled Tele Digital Shares formerly represented by such surrendered Certificates be issued in uncertificated form.

         (e) Closing of Transfer Books. From and after the Effective Time, the stock transfer books of Tele Digital shall be irrevocably closed, and there shall be no further registration of transfers of shares of Tele Digital Common Stock which were outstanding immediately before the Effective Time. If, after the Effective Time, Certificates are presented to XOX, they shall, subject to
Section 3.2 hereof, be cancelled and exchanged for certificates representing the appropriate number of shares of XOX Common Stock, as provided in Section 3.1(a) hereof and this Section 3.3.

         (f) No Liability. At any time following one year after the Effective Time, XOX shall be entitled to require the Exchange Agent to deliver to XOX any Certificates which have been made available to the Exchange Agent by or on behalf of XOX and which have not been disbursed to holders of Certificates, and thereafter such holders shall be entitled to look to XOX only as general creditors thereof with respect to the shares of XOX Common Stock issuable upon due surrender of their Certificates. Notwithstanding the foregoing, neither XOX nor the Surviving Corporation shall be liable to any holder of Cancelled Tele Digital Shares for any shares of XOX Common Stock delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

         (g) Withholding Rights. XOX or the Exchange Agent shall be entitled to deduct and withhold from the shares of XOX Common Stock otherwise issuable pursuant to this Agreement to any holder of Cancelled Tele Digital Shares such amounts as XOX or the Exchange Agent is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by XOX or the Exchange Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of Cancelled Tele Digital Shares in respect of which such deduction and withholding was made by XOX or the Exchange Agent.

         (h) Lost, Stolen or Destroyed Certificates. If any Certificates shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, such shares of XOX Common Stock as may be required pursuant to Section 3.1(a) hereof; provided, however, that XOX may, in its discretion, require the owner of such lost, stolen or destroyed Certificates to deliver a bond as indemnity against any claim that may be made against XOX or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

SECTION 3.4 SUB COMMON STOCK.

         Each share of common stock of the Sub issued and outstanding immediately before the Effective Time shall be cancelled and extinguished and shall cease to exist, and no exchange or payment shall be made therefor.


                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF TELE DIGITAL

         Tele Digital hereby represents and warrants to XOX that, to its Knowledge, the following statements are true and correct as of the date of this Agreement (except for the representations set forth in the last two sentences of Section 4.4, the representations as to the "accredited investor" status of the Tele Digital Shareholders set forth in Section 4.3(f) and the representations regarding the Tele Digital Audited Financials set forth in Section 4.7, which shall be effective as of the respective dates set forth therein) and will be true and correct as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement):

SECTION 4.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION OF TELE DIGITAL.

         (a) Tele Digital is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota. Tele Digital is duly qualified to conduct business and is in good standing under the laws of each jurisdiction in which the nature of its business or the ownership or leasing of its properties requires such qualification, except where the failure to obtain such qualification would not have a Material Adverse Effect on Tele Digital. Tele Digital has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as presently proposed to be conducted.

         (b) Schedule 4.1(b) sets forth (i) the names of the members of Tele Digital's board of directors, and (ii) the names and titles of Tele Digital's officers.

         (c) Tele Digital has not filed (or has not had filed against it) a petition in bankruptcy, and has not made any assignment in favor of its creditors or any class thereof, nor has any petition for a receivership or administration order been presented in respect of Tele Digital. Tele

Digital has not initiated any proceedings with respect to a compromise or arrangement with its creditors or for its dissolution, liquidation or reorganization, or its winding up or the cessation of its business or affairs. No receiver or administration receiver or liquidator has been appointed in respect of Tele Digital or any of its assets, and no execution has been levied upon any of its assets.

         (d) Tele Digital has never owned, beneficially or otherwise, any shares or other securities of, or any direct or indirect interest in, any Person.

SECTION 4.2 CORPORATE DOCUMENTS.

         (a) Tele Digital has delivered to XOX true, complete and correct copies of:

                  (i) the articles of incorporation and bylaws, charter, or similar organizational documents, including all restatements of an amendments thereto, of Tele Digital, and such organizational documents are in full force and effect;

                  (ii) the share transfer registers of Tele Digital; and

                  (iii) the minutes and other records of the official meetings and other official proceedings (including any actions taken by written consent or otherwise without a meeting) of the shareholders, board of directors and board committees of Tele Digital.

         (b) The minutes and other records referred to in Section 4.2(a)(iii) contain in all material respects the correct records of all meetings of the Tele Digital shareholders, board of directors and committees of its board held during the period beginning on January 1, 1999 and ended on the Closing Date.

         (c) Tele Digital is not in violation of its articles of incorporation and bylaws, charter, or similar organizational documents, including all restatements of and amendments thereto.

SECTION 4.3 CAPITALIZATION.

         (a) The authorized capital stock of Tele Digital consists of 50,000,000 shares of Tele Digital Common Stock, of which 20,967,522 shares were issued and outstanding as of the date of this Agreement and before the Reverse Stock Split. As of the date of this Agreement and before the Reverse Stock Split, there were 10,000,000 shares of Tele Digital Common Stock reserved for issuance under Tele Digital's Omnibus Stock Option Plan, of which options to purchase 3,100,000 shares of Tele Digital Common Stock were issued and outstanding. As of the date of this Agreement and before the Reverse Stock Split, there were 7,614,629 shares of Tele Digital Common Stock purchasable upon the exercise of warrants. All outstanding shares of Tele Digital Common Stock are duly authorized, validly issued, fully paid and non-assessable; are free and clear of any liens or encumbrances, except those that may have been created by or with respect to the property or assets of the holders of Tele Digital Common Stock; and, except as set forth in Schedule 4.3(a), are not subject to preemptive rights, rights of first refusal, rights of first offer or similar rights created by statute, the Articles of Incorporation or Bylaws of Tele Digital or any agreement to which Tele Digital is a party or by which it is bound. There are no shares of capital stock of Tele Digital of any other class authorized, issued or outstanding.

         (b) Except as set forth on Schedule 4.3(b), there are no: (i) outstanding subscriptions, options, calls, warrants or rights (whether or not currently exercisable) to acquire any shares in the capital or other securities of Tele Digital, (ii) outstanding securities, instruments or obligations that are or may become convertible into or exchangeable for any shares of the capital stock or other securities of Tele Digital, (iii) Contracts under which Tele Digital is or may become obligated to sell or otherwise issue any shares of its capital stock or any other securities, or (iv) conditions or circumstances that may directly or indirectly give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares in the capital, or other securities of, Tele Digital.

         (c) Since September 30, 2001, Tele Digital has not repurchased, redeemed or otherwise reacquired (and has not agreed, committed or offered, in writing or otherwise, to repurchase, redeem, or otherwise reacquire) any shares of its capital stock.

         (d) All outstanding shares of Tele Digital Common Stock were issued in material compliance with applicable federal and state securities laws.

         (e) Schedule 4.3(e) identifies all record holders of Tele Digital Common Stock as of September 30, 2001 (the "Tele Digital Shareholders") and sets forth the number of shares of Tele Digital Common Stock owned by such holders on the date of this Agreement.

         (f) Based solely upon the representations made by each Tele Digital Shareholder in the Shareholder Representation Agreements to be completed and signed by that Tele Digital Shareholder to the effect that he, she or it is an "accredited investor" (as that term is defined in Rule 501(a) of Regulation D under the Securities Act), and as of the date Tele Digital receives completed and signed Shareholder Representation Agreements from all Tele Digital Shareholders indicating that each is an accredited investor, Tele Digital will be deemed at that time to represent that each of the Tele Digital Shareholders is an accredited investor.

         (g) The Tele Digital Shareholders own, of record, all right, title and interest in and to the Tele Digital Common Stock as set forth on Schedule 4.3(e), free and clear of all Liens, options, voting trusts, proxies and other arrangements, restrictions, or limitations of any kind, other than as may be imposed in connection with the transactions contemplated this Agreement or by the Securities Act or applicable state securities laws.

SECTION 4.4 AUTHORITY.

         Tele Digital has full corporate power and authority (other than the approval of Tele Digital's shareholders) (a) to execute and deliver all Transaction Documents to be executed by Tele Digital in connection with or pursuant to this Agreement; (b) to perform its obligations under the Transaction Documents; and (c) to consummate the Transactions contemplated by the Transaction Documents. The execution and delivery by Tele Digital of the Transaction Documents and the consummation of the Transactions contemplated hereby have been duly and validly approved by unanimous vote of the Board of Directors of Tele Digital, and no other corporate proceedings on part of Tele Digital (other than the approval of Tele Digital's shareholders) are necessary to approve the Transaction Documents or to consummate the Transactions contemplated hereby. The Transaction Documents have been duly and validly executed and delivered by Tele Digital and constitute valid and binding obligations of Tele Digital, enforceable against Tele Digital in accordance with their respective terms, except to the extent that the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar law now or hereafter in effect relating to creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). As of the date of this Agreement, shareholders owning and having the power to vote more than fifty percent (50%) of the outstanding shares of Tele Digital Common Stock have signed Voting Agreements pursuant to which they have agreed to vote such shares in favor of this Agreement and the Merger. As of the date of the "Special Meeting" of the Tele Digital shareholders (as the term "Special Meeting" is defined in Section 6.5(a)), shareholders owning and having the power to vote more than fifty percent (50%) of the then-outstanding shares of Tele Digital Common Stock will have signed Voting Agreements pursuant to which they will have agreed to vote such shares in favor of this Agreement and the Merger.

SECTION 4.5 NON-CONTRAVENTION; CONSENTS.

         (a) Assuming the effectuation of all filings and registrations with, the termination or expiration of any applicable waiting periods imposed by, and the receipt of all required Consents, including any Consents from Governmental Authorities, neither the execution or delivery of this Agreement or any Transaction Document, nor the consummation or performance of any of the Transactions, will directly or indirectly (with or without notice or lapse of time):

                  (i) contravene, conflict with or result in a violation of (A) any of the provisions of the articles f incorporation or bylaws, charter, or similar organizational documents, including all amendments thereto, of Tele Digital, or (B) any resolution adopted by the shareholders or board of directors of Tele Digital;

                  (ii) contravene, conflict with, violate or result in a breach of any statute, code, ordinance, rule, regulation, order, writ, judgment, injunction or decree applicable to Tele Digital, or by which any property or asset of Tele Digital is bound or affected;

                  (iii) cause Tele Digital to become subject to, or to become liable for the payment of, any Tax;

                  (iv) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Authority the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by Tele Digital or any of its respective employees or that otherwise relates to the business of Tele Digital, or to any of the assets owned or used by Tele Digital;

                  (v) contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any Material Tele Digital Contract, or any other Tele Digital Contract (if such contravention, conflict, violation, breach or default has or could reasonably be expected to have a Material Adverse Effect on Tele Digital);

                  (vi) give any Person the right to (i) declare a default or exercise any remedy under any Material Tele Digital Contract, (ii) accelerate the maturity or performance of any Material Tele Digital Contract, or (iii) cancel, terminate or modify any Material Tele Digital Contract;

                  (vii) give any Person the right to any payment by Tele Digital or give rise to any acceleration or change in the award, grant, vesting or determination of options, warrants, rights, severance payments or other contingent obligations of any nature whatsoever of Tele Digital in favor of any Person, in any such case as a result of the change in control of Tele Digital, or otherwise resulting from the Transactions; or

                  (viii) result in the imposition or creation of any Lien upon or with respect to any asset owned or used by Tele Digital.

         (b) The execution, delivery and performance of this Agreement by Tele Digital does not require any Consent or filing with or notification to any Governmental Authority or with any third party, except for (i) applicable requirements, if any, of state takeover laws, (ii) the filing and recordation of appropriate merger documents as required by the laws of the State of Minnesota and the State of Delaware; (iii) compliance with the applicable requirements, if any, of the Securities Act, the Exchange Act, state securities laws, or the pre-merger notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iv) Consents of third parties as disclosed on Schedule 4.5(b); or (v) the approval of Tele Digital's shareholders. Tele Digital is not aware of any reason why the approvals, Consents and waivers referred to herein should not be obtained.

SECTION 4.6 PROPRIETARY ASSETS.

         (a) Schedule 4.6(a) sets forth a complete and accurate list (including relevant registration information) of all of the following types of Proprietary Assets owned or used (whether by license or otherwise) by Tele Digital in its business, including all distributorship, franchise and license agreements (whether Tele Digital is the grantor or grantee of such distributorship, franchise or license): patents, patent applications, provisional patents, registered trademarks and other material trademarks, trademark applications and material trade names, but excluding any agreements (and the patents, patent applications, trademarks and trademark applications subject thereto) for commercially available software.

         (b) Tele Digital owns or otherwise has the right to use the items of Proprietary Assets described in Schedule 4.6(a) in connection with or necessary to the operation of its business, without infringing on the rights of any other Person. Tele Digital is not obligated to pay any royalty or other consideration to any Person in connection with the use of any such Propriety Assets.

         (c) Except as set forth in Schedule 4.6(c), (i) there are no pending claims or demands against Tele Digital with respect to any of the items of Proprietary Assets described in Schedule 4.6(a), (ii) no proceedings have been instituted, are pending or have been threatened which challenge the right of Tele Digital with respect to any of such Proprietary Assets, and (iii) there is no unauthorized use, disclosure, infringement or misappropriation of any Proprietary Assets by any third party including, without limitation, any employee or former employee of Tele Digital.

         (d) The employees and consultants of Tele Digital identified on
Schedule 4.6(d) have executed and delivered an enforceable agreement substantially in the form attached hereto as Exhibit A, which agreement provides valid written assignments of all title and rights to any Proprietary Assets conceived or developed in connection with their employment, consulting or contracting, but not already owned by Tele Digital or by operation of law. Tele Digital has all title and rights to the Proprietary Assets conceived by the employees, consultants or contractors identified on Schedule 4.6(d) or otherwise developed in connection with their employment, consulting or contracting.

         (e) The Proprietary Assets owned by Tele Digital or which Tele Digital otherwise has the right to use as of the Closing Date are sufficient as of the Closing Date for the uses of Tele Digital's business as currently conducted. Tele Digital has obtained all licenses and Consents and has paid all royalties necessary to enable XOX and/or the Surviving Corporation, as the case may be, to continue using its Proprietary Assets after the Closing in the manner they are currently being used or have been committed to be used. Tele Digital has taken all commercially reasonable steps necessary to protect its Proprietary Assets.

SECTION 4.7 FINANCIAL STATEMENTS

         (a) Attached hereto as Schedule 4.7(a) are copies of (i) the unaudited balance sheet of Tele Digital as of December 31, 2000 and the related unaudited statement of operations for Tele Digital for the year ended December 31, 2000 (collectively, the "Tele Digital Year-End Financials"), and (ii) the unaudited balance sheet of Tele Digital as of September 30, 2001 (the "Tele Digital Current Balance Sheet") and the related unaudited statement of operations for Tele Digital for the nine (9)-month period then ended (collectively, the "Tele Digital Current Financials").

         (b) The Tele Digital Year-End Financials and the Tele Digital Current Financials (collectively, the "Tele Digital Financials") (and the line items contained therein) are accurate and complete in all material respects. The Tele Digital Financials present fairly the assets, liabilities and financial condition of Tele Digital as of the respective dates thereof and the results of operations of Tele Digital for the periods covered thereby. The Tele Digital Financials have been prepared in accordance with GAAP, applied on a consistent basis throughout the periods covered, except that the Tele Digital Current Financials are subject to normal year-end adjustments which were not or are not expected to be material in amount and the Tele Digital Current Financials do not contain complete footnotes required by GAAP.

         (c) At the time of delivery by Tele Digital to XOX of the Tele Digital Audited Financials in accordance with Section 6.16, the Tele Digital Audited Financials will present fairly the assets, liabilities and financial condition of Tele Digital as of the respective dates thereof and the results of operations of Tele Digital for the periods covered thereby and the Tele Digital Audited Financials will have been prepared in accordance with GAAP, applied on a consistent basis throughout the periods covered.

SECTION 4.8 LIABILITIES.

         Except (a) as shown on the Tele Digital Current Balance Sheet; (b) for accounts payable and Liabilities incurred in the ordinary course of business and consistent with past practice since the date of the Tele Digital Current Balance Sheet; (c) for obligations to be performed by Tele Digital in the ordinary course of business, consistent with past practice, under the agreements, contracts, leases, instruments, arrangements, licenses and commitments set forth in Schedule 4.11(a), Tele Digital has no material Liabilities of any nature. All reserves established by Tele Digital and set forth in the Tele Digital Current Balance Sheet are adequate for the purposes for which they were established.

SECTION 4.9 TITLE TO ASSETS.

         Except as set forth in Schedule 4.9(a), Tele Digital has good and marketable title to all the assets it purports to own, and it owns all of such assets free and clear of any Liabilities or Liens, other than (a) statutory Liens securing current Taxes and other obligations that are not yet delinquent and (b) minor imperfections of title and encumbrances that do not materially detract from or interfere with the present use or value of such properties. Tele Digital holds a valid leasehold interest in all of the leased assets of Tele Digital.

SECTION 4.10 CONDITION AND SUFFICIENCY OF PROPERTY AND ASSETS.

         (a) All of the assets of Tele Digital, including any assets held under leases or licenses, are in good condition and repair, ordinary wear and tear accepted, and are in good working order and have been properly and regularly maintained.

         (b) The assets, rights, personal property, permits and contracts of Tele Digital to be transferred to the Surviving Corporation in the Merger (i) constitute all the properties, assets and rights used in connection with Tele Digital's business as currently conducted and (b) include all the assets, properties and rights necessary for the Surviving Corporation to conduct Tele Digital's business in all material respects as currently conducted.

SECTION 4.11 MATERIAL TELE DIGITAL CONTRACTS.

         (a) Schedule 4.11(a) lists all Material Tele Digital Contracts.

         (b) Each Material Tele Digital Contract is valid and in full force and effect and is enforceable by Tele Digital in accordance with its terms, except to the extent the enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). There are no Material Tele Digital Contracts that Tele Digital intends to terminate, and Tele Digital has not received notice from any party to any Material Tele Digital Contract that it wishes to terminate such Material Tele Digital Contract.

         (c) Tele Digital is not in breach of or default under (and no event has occurred which with notice or the passage of time or both would constitute a breach of or default under) any Material Tele Digital Contract, and no other party to a Material Tele Digital contract is in breach of or default under (and no event has occurred which with notice or the passage of time or both would constitute a breach of or default under) any Material Tele Digital Contract.

         (d) None of the Material Tele Digital Contracts contains a "change in control," "potential change in control" or similar provision which could result in a potential "parachute payment." The consummation of the Transactions will not (either alone or upon the passage of time and/or occurrence of any additional acts or events) result in any payment (severance pay or otherwise) becoming due from Tele Digital to any Person or accelerate the time of payment or vesting, or increase the amount of compensation due, any Person; excluding, however, any such payments, accelerations or increases which could have occurred upon the passage of time and/or occurrence of any additional acts or event even if the "change of control" or "potential change of control" occurring upon the execution and delivery of this Agreement and the consummation of the Transactions did not occur.

SECTION 4.12 EMPLOYEES; EMPLOYEE BENEFITS.

         (a) Schedule 4.12(a) contains a list of all employees and consultants of Tele Digital as of the date hereof and their salary, wages or other compensation. All employment contracts between Tele Digital and such employees are described on Schedule 4.12(a), and no employee or consultant listed on
Schedule 4.12(a) has given the officers of Tele Digital any notice of his/her specific plan to terminate his/her employment or consulting relation with Tele Digital on a day prior to the Effective Time. All employees of Tele Digital described on Schedule 4.12(a) are in good standing under Tele Digital's employment policies and manuals.

         (b) No work stoppage involving Tele Digital is pending or threatened. Tele Digital is not involved in, nor is Tele Digital threatened with or affected by, any dispute, arbitration, lawsuit or administrative proceeding relating to labor or employment matters which might reasonably be expected to interfere in any material respect with the business activities of Tele Digital. No employee of Tele Digital is represented by any labor union, and no labor union is attempting to organize employees of Tele Digital. Tele Digital has not implemented and does not intend to implement a "plant closing" or a "mass layoff" within the meaning of the Worker Adjustment and Retraining Notification Act ("WARN Act"), 29 U.S.C. Section 2101 et seq., or any similar state law or regulation.

         (c) No employee of Tele Digital, nor any consultant with whom Tele Digital has contracted, is in material violation of any term of any employment contract, any proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, such Person because of the nature of the business to be conducted by Tele Digital, and the continued employment by Tele Digital of its present employees, and the performance of Tele Digital's contracts and agreements with its consultants, will not result in any such violation. Tele Digital has not received any notice alleging that any such violation has occurred.

         (d) Schedule 4.12(d) contains a true, correct and complete list of all Tele Digital Employee Benefit Plans relating to any Persons employed by Tele Digital since January 1, 1999 and maintained since January 1, 1999 by Tele Digital. Tele Digital has made available to XOX true, correct and complete copies of all such Tele Digital Employee Benefit Plans that have been reduced to writing, together with any and all documents establishing or constituting any related trust, annuity contract, insurance contract or other funding instrument, and summaries of those that have not been reduced to writing. Except as to benefits provided in accordance with each of the Tele Digital Employee Benefit Plans, Tele Digital has no obligation or other employee benefit plan liability under applicable law, and Tele Digital has never been obligated to contribute to any "multi employer plan" as defined in Section 3(37) of ERISA.

SECTION 4.13 BONUSES OR OTHER PAYMENTS TO EMPLOYEES, DIRECTORS OR OFFICERS.

         Since January 1, 2001, and except as disclosed in Schedule 4.13, Tele Digital has not (a) paid or agreed to pay any bonus or any other increase in the compensation payable or to become payable or (b) granted or agreed to grant any bonus, severance, retention or termination paid, or entered into any contract or arrangement to grant any bonus, severance, retention, or termination pay, to any director, officer or employee of Tele Digital.

SECTION 4.14 ACCOUNTS RECEIVABLE; ACCOUNTS PAYABLE.

         (a) All accounts receivable reflected in the Tele Digital Current Balance Sheet or generated since the date of the Tele Digital Current Balance Sheet arose in the ordinary course of business and are fully collectible in the ordinary course of business, at the face amount thereof less any reserve reflected in the Tele Digital Current Balance Sheet, and are not subject to counterclaim, setoff or other reduction. Set forth on Schedule 4.14(a) is a true, correct and complete list, including aging information, of all such accounts receivable as of the date of the Tele Digital Current Balance Sheet.

         (b) Set forth in Schedule 4.14(b) is a true, correct and complete list, including aging information, of all Tele Digital's accounts payable as of the date of the Tele Digital Current Balance Sheet.

SECTION 4.15 CUSTOMERS AND SUPPLIERS.

         (a) Schedule 4.15(a) accurately identifies, and provides an accurate and complete breakdown of the amounts paid to or received from, the three largest suppliers and ten largest customers of Tele Digital (in terms of amounts billed and paid, respectively) for the three (3)-month period ended September 30, 2001. Tele Digital is not aware of any loss or threatened loss of any such suppliers, customers or accounts.

         (b) Tele Digital has not received any notice or any other communication (in writing or otherwise) indicating that any customer of Tele Digital may cease dealing with Tele Digital or may otherwise reduce the volume of business transacted by such Person with Tele Digital below historical levels.

SECTION 4.16 INVENTORY

         All inventories reflected in the Tele Digital Current Balance Sheet or included in the assets of Tele Digital are of good and merchantable quality and are salable in the ordinary course of business (in the case of inventory held for sale) or currently usable (in the case of other inventory). The value of the inventory reflected in the Tele Digital Current Balance Sheet are stated in accordance with GAAP applied on a consistent basis. Except as forth on
Schedule 4.16, the inventory contains no obsolete or outdated items.

SECTION 4.17 PROCEEDINGS.

         (a) Except as described on Schedule 4.17, there is no pending Proceeding, and no Person has threatened to commence any Proceeding:

                  (i) that involves Tele Digital or its assets; or

                  (ii) that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, any of the Transactions.

         (b) Except as described on Schedule 4.17, no acts, facts, circumstances, events or conditions have come to the attention of Tele Digital which are a basis for any Proceeding described in Schedule 4.17.

         (c) Tele Digital is not a party to, and neither Tele Digital nor any of its assets is bound by, any decree, order or arbitration award (or agreement entered into in any Proceeding with any governmental authority) which could have a Material Adverse Effect on Tele Digital.

SECTION 4.18 COMPLIANCE.

         Except as set forth in Schedule 4.18,Tele Digital holds all material licenses, franchises, permits and authorizations necessary for the lawful conduct of its business under and pursuant to, and has complied with and is not in conflict with, or in default or violation of, (a) any Requirement of Law; or
(b) any note, bond, mortgage, indenture, deed of trust, contract, agreement, license, permit, franchise or other instrument or obligation to which Tele Digital is a party or by which Tele Digital or any property or asset of Tele Digital is bound or affected which in either case could or reasonably could be expected to have a Material Adverse Effect on Tele Digital.

SECTION 4.19 ENVIRONMENTAL LIABILITY.

         There is no litigation or other Proceeding seeking to impose, or that could reasonably result in the imposition on Tele Digital of, any Liability arising under any Environmental Law, pending or threatened or unasserted but considered probable of assertion and which, if asserted, would have at least a reasonable probability of an unfavorable outcome against Tele Digital; there is no reason for any such potential litigation that would impose such liability; and Tele Digital is not subject to any agreement, order, judgment, decree or memorandum by or with any court, Governmental Authority or third party imposing such liability.

SECTION 4.20 TAX MATTERS.

         Except as disclosed in Schedule 4.20:

         (a) Tele Digital has filed or caused to be filed within the times and within the manner prescribed by law all tax or information returns and tax reports required under all applicable statutes, rules or regulations to be filed by Tele Digital with respect to Taxes, and Tele Digital (i) has not requested any extension of time within which to file any tax return, which return has not since been timely filed, and (ii) is not a party to any agreement providing for the allocation or sharing of taxes.

         (b) All Taxes shown on said returns to be due and additional assessments received prior to the date hereof have been paid.

         (c) The amounts set up as accruals for Taxes on the Tele Digital Current Financials are sufficient for the payment of all unpaid Taxes of Tele Digital, whether or not such Taxes are disputed or have been asserted by any Governmental Authority, for all periods or portions of periods ended on or prior to Closing.

         (d) Tele Digital has not received notice of any proposed audit or reassessment from any taxing authorities, and no examination by the appropriate taxing authority of any return of Tele Digital is currently in progress.

         (e) No deficiency in the payment of Taxes by Tele Digital for any period has been asserted in writing by any taxing authority and remains unsettled at the date of this Agreement. No taxing authority has undertaken, raised or threatened to raise any claim, proceeding or investigation against Tele Digital, whether or not such matter was agreed to or settled.

         (f) There are no outstanding agreements or waivers extending the statutory period of limitations for assessment applicable to any tax return of Tele Digital.

         (g) Tele Digital has no liability for the Taxes of any Person other than Tele Digital, except withholding taxes or garnishment of wages payable on behalf of Tele Digital employees.

         (h) Tele Digital is not and has not been a controlled foreign corporation within the meaning of the United States tax laws.

SECTION 4.21 REAL PROPERTY AND LEASES.

         (a) Tele Digital does not own any real property;

         (b) Tele Digital has received no notice of violation of any applicable zoning regulation, ordinance or other law, order, regulation or requirement relating to Tele Digital's properties;

         (c) All leases of real property leased for the use or benefit of Tele Digital to which Tele Digital is a party, and all amendments and modifications thereto, are in full force and effect, and there exists no default under any such lease by Tele Digital nor has any event occurred which with notice or lapse of time or both would constitute a material default there under by Tele Digital.

         (d) Section 4.21(d) sets forth a description (including the street address) of all real property leased by Tele Digital. No premises other than such leased premises are used in Tele Digital's business.

SECTION 4.22 FINDERS AND BROKERS.

         Except as set forth in Schedule 4.22, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Transactions contemplated by this Agreement based upon arrangements made by or on behalf of Tele Digital. Details of any amounts payable to any broker, finder or investment banker are set forth in such
Schedule 4.22.

SECTION 4.23 ABSENCE OF CHANGES.

         Since the date of the Tele Digital Current Balance Sheet, and except as described in Schedule 4.23:

         (a) Tele Digital has operated its business only in the ordinary course of business and consistent with past practice, and there have not been any facts, circumstances, events or changes in Tele Digital's business operations or financial condition which has had or can reasonably be expected to have a Material Adverse Effect on Tele Digital;

         (b) Tele Digital has not (i) declared, accrued, set aside or paid any dividend or made any other distribution in respect of any shares of capital stock, or (ii) repurchased, redeemed or otherwise reacquired or reduced in value any shares of capital stock or other securities;

         (c) Tele Digital has not purchased or otherwise acquired any asset from any other Person, except in the ordinary course of business;

         (d) Tele Digital has not made any capital expenditure in excess of US$10,000;

         (e) Tele Digital has not sold or otherwise transferred, and has not leased or licensed, any asset to any other Person except for products and services sold or rendered by Tele Digital in the ordinary course of its business;

         (f) Tele Digital has not incurred any damage, destruction, loss or interruption of use which adversely affects its business or assets (whether or not covered by insurance);

         (g) Tele Digital has not forgiven any debt or otherwise released or waived any right or claim;

         (h) Tele Digital has not made any loans or advances to, or guaranteed any indebtedness of, any shareholders of Tele Digital;

         (i) Tele Digital has not entered into any transaction or taken any other action outside the ordinary course of its business;

         (j) Tele Digital has not incurred any Liability, except (i) Liabilities incurred in the ordinary course of its business and (ii) Liabilities incurred in connection with or as a result of the Transactions;

         (k) Tele Digital has not made any change in its accounting methods or practices including, without limitation, any change with respect to establishing reserves for unearned premiums, losses (including incurred but not reported losses) and loss adjustment expenses, or made any change in depreciation or amortization policies or rates adopted by it, except as required by law or GAAP;

         (l) Tele Digital has not (i) increased the compensation of any of its employees or directors, other than in the ordinary course of its business, or
(ii) changed, altered or entered into any employment, severance, retention or similar agreement with any salaried employee, in each case other than in the ordinary course of business; and

         (m) Tele Digital has not agreed, committed or offered (in writing or otherwise), and has not attempted, to take any of the actions referred to in clauses "(a)" through "(1)" above.

SECTION 4.24 COMPETING INTERESTS; INTERESTS OF TELE DIGITAL INSIDERS.

         (a) None of Tele Digital or any director or officer or former director or officer of Tele Digital or any agent or employee or former employee of Tele Digital or any client or customer or former client or customer of Tele Digital, or any Affiliate or immediate family member of any of the foregoing, (i) owns, directly or indirectly, an interest in any entity that is a competitor, customer or supplier of Tele Digital or XOX or that otherwise has material business dealings with Tele Digital or XOX, or (ii) is a party to, or otherwise has any direct or indirect interest opposed to Tele Digital or XOX under any business relationship or arrangement material to Tele Digital or XOX, provided that the foregoing will not apply to any investment in publicly-traded securities constituting less than three percent (3%) of the outstanding securities in such class. Neither Tele Digital, nor any director or officer of Tele Digital nor any agent or employee of Tele Digital, is a party to any non-competition, non-solicitation, exclusivity or other similar agreement that would in any way restrict the business or activities of Tele Digital, XOX or the Surviving Corporation.

         (b) Except as set forth in Section 4.24(b), no director, officer, agent or employee of Tele Digital, any Affiliate or immediate family member of any of the foregoing, (i) has any interest in any property, real or personal, or intangible, including Proprietary Assets, used in or pertaining to the business of Tele Digital, except for the normal rights of a shareholder, and except for rights under existing Tele Digital Employee Benefit Plans, or (ii) is owed any money by or owes any money to Tele Digital.

SECTION 4.25 INSURANCE.

         Tele Digital has made available to XOX true and complete copies of all material policies and insurance of Tele Digital currently in effect. All of the policies relating to insurance maintained by Tele Digital with respect to its material properties and the conduct of its business in any material respect (or any comparable policies entered into as a replacement therefor) are in full force and effect and Tele Digital has not received any notice of cancellation with respect thereto. Tele Digital does not have any material liability for unpaid premiums or premium adjustments not properly reflected on the Tele Digital Current Financial Statements delivered to XOX hereunder.

SECTION 4.26 STATE TAKEOVER LAWS.

         The Tele Digital Board of Directors has approved the Transactions and taken all other requisite action such that the provisions of the laws of the MBCA and the DGCL and any provisions of Tele Digital's Articles of Incorporation and Bylaws relating to special voting requirements for certain business combinations will not apply to this Agreement or any of the Transactions contemplated hereby or thereby.

SECTION 4.27 ABSENCE OF CERTAIN PAYMENTS.

         Neither Tele Digital, any director or executive officer of Tele Digital, nor any agent, employee, or other Person acting on behalf of Tele Digital has used any funds of Tele Digital for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, or made any direct or indirect unlawful payments to government officials or employees from corporate funds, or established or maintained any unlawful or unrecorded funds, or violated any provisions of the Foreign Corrupt Practices Act of 1977 or any rules or regulations promulgated thereunder.

SECTION 4.28 BANKRUPTCY; CRIMINAL PROCEEDINGS.

         Tele Digital and its executive officers and directors have not been subject to or suffered any of the following:

         (a) Any bankruptcy petition filed by or against any business of which such Person was a general partner or executive officer either at the time of bankruptcy or within two (2) years prior to that time;

         (b) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations);

         (c) Any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting such Person's involvement in any type of business, securities or banking activities; or

         (d) Being found guilty by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities laws, and the judgment has not been reversed, suspended or violated.

SECTION 4.29. FULL DISCLOSURE.

         Tele Digital has provided XOX, and its representatives with full and complete access to all of Tele Digital's records and other documents and data requested. No representation or warranty by Tele Digital in this Agreement and no statement contained in any schedule, certificate or other written statement required to be furnished by Tele Digital or any of its representatives pursuant to the provisions hereof or in connection with the transactions contemplated hereby is inaccurate, incorrect, or incomplete in any material respect or contains any untrue statement of a material fact or omits to state any material fact required to be stated herein or therein or necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.


                                   ARTICLE V.

                  REPRESENTATIONS AND WARRANTIES OF XOX AND SUB

         XOX and Sub, as applicable, each hereby represents and warrants to Tele Digital that, to its Knowledge, the following statements are true and correct as of the date of this Agreement and will be true and correct as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement).

SECTION 5.1. ORGANIZATION, GOOD STANDING AND QUALIFICATION OF XOX.

         (a) XOX is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota. Each of XOX and Sub is duly qualified to conduct business and is in good standing under the laws of each jurisdiction in which the nature of its business or the ownership or leasing of its properties requires such qualification, except where the failure to obtain such qualification would not have a Material Adverse Effect on XOX and Sub, taken as a whole. Each of XOX and Sub has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as presently proposed to be conducted.

         (b) Schedule 5.1(b) sets forth (i) the names of the members of the boards of directors of XOX and Sub, and (ii) the names and titles of the officers of XOX and Sub.

         (c) Neither XOX nor Sub has filed (or has had filed against it) a petition in bankruptcy, or has made any assignment in favor of its creditors or any class thereof. No petition for a receivership or administration order been presented in respect of XOX or Sub. Neither XOX nor Sub has initiated any proceedings with respect to a compromise or arrangement with its creditors or for its dissolution, liquidation or reorganization, or its winding up or the cessation of its business or affairs. No receiver or administration receiver or liquidator has been appointed in respect of XOX or Sub or any of its assets, and no execution has been levied upon any of its assets.

         (d) Neither XOX nor Sub has ever owned, beneficially or otherwise, any shares or other securities of, or any direct or indirect interest in, any Person.

SECTION 5.2. CORPORATE DOCUMENTS.

         (a) XOX has delivered to Tele Digital true, complete and correct copies of:

                  (i) the certificate of incorporation and bylaws, charter, or similar organizational documents, including all restatements of an amendments thereto, of XOX and Sub, and such organizational documents are in full force and effect;

                  (ii) the share transfer registers of XOX and Sub; and

                  (iii) the minutes and other records of the official meetings and other official proceedings (including any actions taken by written consent or otherwise without a meeting) of the shareholders, board of directors and board committees of XOX and Sub.

         (b) The minutes and other records referred to in Section 5.2(a)(iii) contain in all material respects the correct records of all meetings of the shareholders, board of directors and committees of the boards of directors of XOX and Sub held during the period beginning on January 1, 1999 and ended on the Closing Date.

         (c) Neither XOX nor Sub is in violation of its certificate of incorporation and bylaws, charter, or similar organizational documents, including all restatements of and amendments thereto.

SECTION 5.3. CAPITALIZATION.

         (a) The authorized capital stock of XOX consists of 20,000,000 shares of capital stock, of which 10,000,000 shares are designated as XOX Common Stock, 5,000,000 shares are designated as preferred stock ("XOX Preferred Stock"), and 5,000,000 shares are undesignated shares. As of the date of this Agreement, there were 2,977,346 shares of XOX Common Stock and no shares of XOX Preferred Stock issued and outstanding. As of the date of this Agreement, there were (i) 1,000,000 shares of XOX Common Stock reserved for issuance under XOX's 1996 Amended Omnibus Stock Plan, under which options to purchase 597,917 shares of XOX Common Stock were issued and outstanding; (ii) 39,436 shares of XOX Common Stock subject to options granted under XOX's 1987 Incentive Stock Option Plan, which Plan has since expired; and (iii) 100,000 shares of XOX Common Stock subject to options that were not granted under any XOX option plan. As of the date of this Agreement, there were no shares of XOX Common Stock purchasable upon the exercise of warrants. All outstanding shares of XOX Common Stock are duly authorized, validly issued, fully paid and non-assessable; are free and clear of any liens and encumbrances; and, as except as set forth in Schedule 5.3(a), not subject to preemptive rights, rights of first refusal, rights of first offer or similar rights created by statute, the Certificate of Incorporation or Bylaws of XOX or any agreement to which XOX is a party or by which it is bound. There are no shares of capital stock of XOX of any other class authorized, issued or outstanding.

         (b) The authorized capital stock of Sub consists of 1,000,000 shares of Sub Common Stock, of which 100 shares were issued and outstanding as of the date of this Agreement. All of the outstanding shares of Sub Common Stock were owned by XOX, free and clear of any liens or encumbrances. No shares of Sub Common Stock are subject to any options, warrants, or other rights to purchase or otherwise acquire shares of Sub Common Stock. There are no shares of capital stock of Sub of any other class authorized, issued or outstanding.

         (c) Except as set forth on Schedule 5.3(c), there are no: (i) outstanding subscriptions, options, calls, warrants or rights (whether or not currently exercisable) to acquire any shares in the capital or other securities of XOX or Sub, (ii) outstanding securities, instruments or obligations that are or may become convertible into or exchangeable for any shares of the capital stock or other securities of XOX or Sub, (iii) Contracts under which XOX or Sub is or may become obligated to sell or otherwise issue any shares of its capital stock or any other securities, or (iv) conditions or circumstances that may directly or indirectly give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares in the capital, or other securities of, XOX or Sub.

         (d) Since September 30, 2001, neither XOX nor Sub has repurchased, redeemed or otherwise reacquired (and has not agreed, committed or offered, in writing or otherwise, to repurchase, redeem, or otherwise reacquire) any shares of its capital stock.

         (e) All outstanding shares of XOX Common Stock were issued in material compliance with all applicable federal and state securities laws.

SECTION 5.4. AUTHORITY.

         Each of XOX and Sub has full corporate power and authority (other than the approval of XOX's shareholders and Sub's shareholder) (a) to execute and deliver all Transaction Documents to be executed by XOX and Sub in connection with or pursuant to this Agreement; (b) to perform its obligations under the Transaction Documents; and (c) to consummate the Transactions contemplated by the Transaction Documents. The execution and delivery by XOX and Sub of the Transaction Documents and the consummation of the Transactions contemplated hereby have been duly and validly approved by unanimous vote of the Board of Directors of XOX and Sub, and no other corporate proceedings on part of XOX or Sub (other than the approval of XOX's shareholders and Sub's shareholder) are necessary to approve the Transaction Documents or to consummate the Transactions contemplated hereby. The Transaction Documents have been duly and validly executed and delivered by XOX and Sub and constitute valid and binding obligations of XOX and Sub, enforceable against XOX and Sub in accordance with their respective terms, except to the extent that the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar law now or hereafter in effect relating to creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

SECTION 5.5. NON-CONTRAVENTION; CONSENTS.

         (a) Assuming the effectuation of all filings and registrations with, the termination or expiration of any applicable waiting periods imposed by, and the receipt of all required Consents, including any Consents from Governmental Authorities, neither the execution or delivery of this Agreement or any Transaction Document, nor the consummation or performance of any of the Transactions, will directly or indirectly (with or without notice or lapse of time):

                  (i) contravene, conflict with or result in a violation of (A) any of the provisions of the certificate of incorporation or bylaws, charter, or similar organizational documents, including all amendments thereto, of XOX or Sub, or (B) any resolution adopted by the shareholders or board of directors of XOX or Sub;

                  (ii) contravene, conflict with, violate or result in a breach of any statute, code, ordinance, rule, regulation, order, writ, judgment, injunction or decree applicable to XOX or Sub, or by which any property or asset of XOX or Sub is bound or affected;

                  (iii) cause XOX or Sub to become subject to, or to become liable for the payment of, any Tax;

                  (iv) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Authority the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by XOX or Sub or any of its respective employees or that otherwise relates to the business of XOX or Sub, or to any of the assets owned or used by XOX or Sub;

                  (v) contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any Material XOX Contract, or any other XOX Contract (if such contravention, conflict, violation, breach or default has or could reasonably be expected to have a Material Adverse Effect on XOX);

                  (vi) give any Person the right to (i) declare a default or exercise any remedy under any Material XOX Contract, (ii) accelerate the maturity or performance of any Material XOX Contract, or (iii) cancel, terminate or modify any Material XOX Contract;

                  (vii) give any Person the right to any payment by XOX or Sub or give rise to any acceleration or change in the award, grant, vesting or determination of options, warrants, rights, severance payments or other contingent obligations of any nature whatsoever of XOX or Sub in favor of any Person, in any such case as a result of the change in control of XOX or Sub, or otherwise resulting from the Transactions; or

                  (viii) result in the imposition or creation of any Lien upon or with respect to any asset owned or used by XOX or Sub.

         (b) The execution, delivery and performance of this Agreement by XOX and Sub does not require any Consent or filing with or notification to any Governmental Authority or with any third party, except for (i) applicable requirements, if any, of state takeover laws, (ii) the filing and recordation of appropriate merger documents as required by the laws of the State of Minnesota and the State of Delaware; (iii) compliance with the applicable requirements, if any, of the Securities Act, the Exchange Act, state securities laws, or the pre-merger notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iv) Consents of third parties as disclosed on Schedule 5.5(b); or (v) the approval of XOX's shareholders and Sub's shareholder. Neither XOX nor Sub is aware of any reason why the approvals, Consents and waivers referred to herein should not be obtained.

SECTION 5.6. PROPRIETARY ASSETS.

         (a) Except as set forth in Schedule 5.6(a), neither XOX nor Sub has any Proprietary Assets or any rights to use any Proprietary Assets. The Proprietary Assets described on Schedule 5.6(a) constitute the "Excluded Assets," as that term is defined in Section 8.2(c)(ix).

         (b) Except as set forth in Schedule 5.6(b), no claim has been asserted against XOX to the effect that the use of any Proprietary Assets by XOX infringes the rights of any Person. Except as set forth in Schedule 5.6(b), no other Person is currently infringing upon the rights of XOX with respect to the Proprietary Assets.

SECTION 5.7. SEC DOCUMENTS; FINANCIAL STATEMENTS.

         (a) Each statement, report, registration statement, definitive proxy statement and any other filings that XOX has filed with the SEC since January 1, 2000 and any additional statements, reports, registration statements, definitive proxy statements and any other filings that XOX has filed with the SEC before the Effective Time (collectively, the "XOX SEC Documents") are available on the SEC's Electronic Data Gathering and Retrieval system (EDGAR) and contain the same information, in all material respects, as the XOX SEC Documents filed by XOX with the SEC. Since January 1, 2000, XOX has filed with the SEC, on a timely basis, all reports, proxy statements, schedules and other information required to be filed by it under the Exchange Act. As of their respective filing dates, the XOX SEC Documents complied in all material respects with the requirements of the Exchange Act and the Securities Act, as applicable, and none of the XOX SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by subsequently filed XOX SEC Document. The financial statements of XOX, including the notes thereto, included in the XOX SEC Documents (the "XOX Financial Statements") were complete and correct in all material respects as of their respective dates, were prepared in accordance with GAAP, consistently applied in accordance with past practices (except as may be indicated in the notes thereto or, in the case of unaudited statements included in Quarterly Reports on Form 10-QSB, as permitted by Form 10-QSB), and present fairly the financial position of XOX as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring year-end adjustments). There has been no change in XOX's accounting policies except as described in the notes to the XOX Financial Statements.

         (b) XOX has also made available to Tele Digital, for copying, originals of its unaudited balance sheet of as of September 30, 2001 (the "XOX Current Balance Sheet") and the related unaudited statement of operations for XOX for the nine (9)-month period then ended (collectively, the "XOX Current Financials").

         (c) The XOX Financial Statements and the XOX Current Financials (collectively, the "XOX Financials") (and the line items contained therein) are accurate and complete in all material respects. The XOX Financials present fairly the assets, liabilities and financial condition of XOX as of the respective dates thereof and the results of operations of XOX for the periods covered thereby. The XOX Financials have been prepared in accordance with GAAP, applied on a consistent basis throughout the periods covered, except that the XOX Current Financials are subject to normal year-end adjustments which were not or are not expected to be material in amount and the XOX Current Financials do not contain complete footnotes required by GAAP.

SECTION 5.8. LIABILITIES.

         Except (a) as shown on the XOX Current Balance Sheet; (b) for accounts payable and Liabilities incurred in the ordinary course of business and consistent with past practice since the date of the XOX Current Balance Sheet;
(c) for obligations to be performed by XOX in the ordinary course of business, consistent with past practice, under the agreements, contracts, leases, instruments, arrangements, licenses and commitments set forth in Schedule 5.11(a); and (d) for the liabilities relating to winding up XOX's operations in India as described on Schedule 5.8, neither XOX nor Sub has any material Liabilities of any nature. All reserves established by XOX and set forth in the XOX Current Balance Sheet are adequate for the purposes for which they were established.

SECTION 5.9. TITLE TO ASSETS.

         Except as set forth in Schedule 5.9(a), XOX has good and marketable title to all the assets it purports to own, and it owns all of such assets free and clear of any Liabilities or Liens, other than (a) statutory Liens securing current Taxes and other obligations that are not yet delinquent and (ii) minor imperfections of title and encumbrances that do not materially detract from or interfere with the present use or value of such properties. Sub has no assets and has no rights under any leasehold interest.

SECTION 5.10. CONDITION AND SUFFICIENCY OF PROPERTY AND ASSETS. [INTENTIONALLY OMITTED.]

SECTION 5.11. MATERIAL XOX CONTRACTS.

         (a) Schedule 5.11(a) lists all Material XOX Contracts. Other than this Agreement, Sub is not a party or subject to any Contract.

         (b) Each Material XOX Contract is valid and in full force and effect and is enforceable by XOX in accordance with its terms, except to the extent the enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). Except as described on Schedule 5.11(b), there are no Material XOX Contracts that XOX intends to terminate, and XOX has not received notice from any party to any Material XOX Contract that it wishes to terminate such Material XOX Contract.

         (c) XOX is not in breach of or default under (and no event has occurred which with notice or the passage of time or both would constitute a breach of or default under) any Material XOX Contract and no other party to a Material XOX contract is in breach of or default under (and no event has occurred which with notice or the passage of time or both would constitute a breach of or default under) any Material XOX Contract.

         (d) None of the Material XOX Contracts contains a "change in control," "potential change in control" or similar provision which could result in a potential "parachute payment." The consummation of the Transactions will not (either alone or upon the passage of time and/or occurrence of any additional acts or events) result in any payment (severance pay or otherwise) becoming due from XOX to any Person or accelerate the time of payment or vesting, or increase the amount of compensation due, any Person; excluding, however, any such payments, accelerations or increases which could have occurred upon the passage of time and/or occurrence of any additional acts or event even if the "change of control" or "potential change of control" occurring upon the execution and delivery of this Agreement and the consummation of the Transactions did not occur.

SECTION 5.12. EMPLOYEES; EMPLOYEE BENEFITS.

         (a) Except as set forth on Schedule 5.12(a), XOX has no employees, consultants or contractors. Sub has no employees or consultants and has never had any employees, consultants or contractors.

         (b) XOX is not involved in, nor is XOX threatened with or affected by, any dispute, arbitration, lawsuit or administrative proceeding relating to labor or employment matters which might reasonably be expected to interfere in any material respect with the business activities of XOX. No employee of XOX is represented by any labor union, and no labor union is attempting to organize employees of XOX or the Surviving Corporation.

         (c) Schedule 5.12(c) contains a true, correct and complete list of all XOX Employee Benefit Plans relating to any Persons employed by XOX since January 1, 2001 and maintained since January 1, 2001 by XOX. XOX has made available to Tele Digital true, correct and complete copies of all such XOX Employee Benefit Plans that have been reduced to writing, together with any and all documents establishing or constituting any related trust, annuity contract, insurance contract or other funding instrument, and summaries of those that have not been reduced to writing. Except as to benefits provided in accordance with each of the XOX Employee Benefit Plans, XOX has no obligation or other employee benefit plan liability under applicable law, and XOX has never been obligated to contribute to any "multi employer plan" as defined in Section 3(37) of ERISA.

SECTION 5.13. BONUSES OR OTHER PAYMENTS TO EMPLOYEES, DIRECTORS OR OFFICERS.

         Since August 1, 2001, and except as disclosed in Schedule 5.13, neither XOX nor Sub has (a) paid or agreed to pay any bonus or any other increase in the compensation payable or to become payable or (b) granted or agreed to grant any bonus, severance, retention or termination paid, or entered into any contract or arrangement to grant any bonus, severance, retention, or termination pay, to any director, officer or employee of XOX or Sub.

SECTION 5.14. ACCOUNTS RECEIVABLE; ACCOUNTS PAYABLE.

         (a) All accounts receivable reflected in the XOX Current Balance Sheet or generated since the date of the XOX Current Balance Sheet arose in the ordinary course of business and are fully collectible in the ordinary course of business, at the face amount thereof less any reserve reflected in the XOX Current Balance Sheet, and are not subject to counterclaim, setoff or other reduction. Set forth on Schedule 5.14(a) is a true, correct and complete list, including aging information, of all such accounts receivable as of the date of the XOX Current Balance Sheet. Sub has no accounts receivable.

         (b) Set forth in Schedule 5.14(b) is a true, correct and complete list, including aging information, of all XOX's accounts payable as of the date of the XOX Current Balance Sheet. Sub has no accounts payable.

SECTION 5.15. CUSTOMERS AND SUPPLIERS.

         Neither XOX nor Sub has any suppliers or customers.

SECTION 5.16. INVENTORY.

         Except for any inventory that may be part of the Excluded Assets as described on Schedule 5.16, neither XOX nor Sub has any products or inventories.

SECTION 5.17. PROCEEDINGS.

         (a) Except as described on Schedule 5.17, there is no pending Proceeding, and no Person has hreatened to commence any Proceeding:

                  (i) that involves XOX or its assets; or

                  (ii) that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, any of the Transactions.

         (b) Except as described on Schedule 5.17, no acts, facts, circumstances, events or conditions have come to the attention of XOX which are a basis for any Proceeding described in Schedule 5.17.

         (c) Neither XOX nor Sub is a party to, and neither XOX, Sub nor any of its assets is bound by, any decree, order or arbitration award (or agreement entered into in any Proceeding with any governmental authority) which could have a Material Adverse Effect on XOX and Sub, taken as a whole.

SECTION 5.18. COMPLIANCE.

         Except as set forth in Schedule 5.18, XOX holds any and all material licenses, franchises, permits and authorizations necessary for the lawful conduct of its business under and pursuant to, and has complied with and is not in conflict with, or in default or violation of, (a) any Requirement of Law; or
(b) any note, bond, mortgage, indenture, deed of trust, contract, agreement, license, permit, franchise or other instrument or obligation to which XOX is a party or by which XOX or any property or asset of XOX is bound or affected which in either case could or reasonably could be expected to have a Material Adverse Effect on XOX. Sub is not a party to and holds no licenses, franchises, permits or authorizations.

SECTION 5.19.        ENVIRONMENTAL LIABILITY.

         There is no litigation or other Proceeding seeking to impose, or that could reasonably result in the imposition on XOX or Sub of, any Liability arising under any Environmental Law, pending or threatened or unasserted but considered probable of assertion and which, if asserted, would have at least a reasonable probability of an unfavorable outcome against XOX or Sub; there is no reason for any such potential litigation that would impose such liability; and neither XOX nor Sub is subject to any agreement, order, judgment, decree or memorandum by or with any court, Governmental Authority or third party imposing such liability.

SECTION 5.20. TAX MATTERS.

         Except as disclosed in Schedule 5.20:

         (a) Each of XOX and Sub has filed, or has caused to be filed within the times and within the manner prescribed by law, all tax or information returns and tax reports required under all applicable statutes, rules or regulations to be filed by XOX or Sub, as the case may be, with respect to Taxes, and XOX (i) has not requested any extension of time within which to file any tax return, which return has not since been timely filed, and (ii) is not a party to any agreement providing for the allocation or sharing of taxes.

         (b) All Taxes shown on said returns to be due and additional assessments received prior to the date hereof have been paid.

         (c) The amounts set up as accruals for Taxes on the XOX Current Financials are sufficient for the payment of all unpaid Taxes of XOX, whether or not such Taxes are disputed or have been asserted by any Governmental Authority, for all periods or portions of periods ended on or prior to Closing.

         (d) Neither XOX nor Sub has received notice of any proposed audit or reassessment from any taxing authorities, and no examination by the appropriate taxing authority of any return of XOX or Sub is currently in progress.

         (e) No deficiency in the payment of Taxes by XOX or Sub for any period has been asserted in writing by any taxing authority and remains unsettled at the date of this Agreement. No taxing authority haI undertaken, raised or threatened to raise any claim, proceeding or investigation against XOX or Sub, whether or not such matter was agreed to or settled.

         (f) There are no outstanding agreements or waivers extending the statutory period of limitations for assessment applicable to any tax return of XOX or Sub.

         (g) Neither XOX nor Sub has any liability for the Taxes of any Person other than XOX or Sub, as the case may be, except withholding taxes or garnishment of wages payable on behalf of XOX employees.

         (h) Neither XOX nor Sub is, and neither XOX nor Sub has been, a controlled foreign corporation within the meaning of the United States tax laws.

SECTION 5.21. REAL PROPERTY AND LEASES.

         (a) Neither XOX nor Sub owns any real property;

         (b) Neither XOX nor Sub has received any notice of violation of any applicable zoning regulation, ordinance or other law, order, regulation or requirement relating to XOX's properties;

         (c) All leases of real property leased for the use or benefit of XOX to which XOX is a party, and all amendments and modifications thereto, are in full force and effect, and there exists no default under any such lease by XOX nor has any event occurred which with notice or lapse of time or both would constitute a material default there under by XOX. Sub is not a party to any leases of real property; and

         (d) Schedule 5.21(d) sets forth a description (including the street address) of all real property leased by XOX. No premises other than such leased premises are used in XOX's business.

SECTION 5.22. FINDERS AND BROKERS.

         No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Transactions contemplated by this Agreement based upon arrangements made by or on behalf of XOX or Sub.

SECTION 5.23. ABSENCE OF CHANGES.

         Since the date of the XOX Current Balance Sheet, and except as described in Schedule 5.23:

         (a) XOX has operated its business only in the ordinary course of business and consistent with past practice, and there have not been any facts, circumstances, events or changes in XOX's business operations or financial condition which has had or can reasonably be expected to have a Material Adverse Effect on XOX or Sub;

         (b) Neither XOX nor Sub has (i) declared, accrued, set aside or paid any dividend or made any other distribution in respect of any shares of capital stock, or (ii) repurchased, redeemed or otherwise reacquired or reduced in value any shares of capital stock or other securities;

         (c) Neither XOX nor Sub has purchased or otherwise acquired any asset from any other Person, except in the ordinary course of business;

         (d) Neither XOX nor Sub has made any capital expenditure in excess of US$10,000;

         (e) Neither XOX nor Sub has sold or otherwise transferred, and neither has leased or licensed, any asset to any other Person except for products and services sold or rendered by XOX or Sub, as the case may be, in the ordinary course of its business;

         (f) Neither XOX nor Sub has incurred any damage, destruction, loss or interruption of use which adversely affects its business or assets (whether or not covered by insurance);

         (g) Neither XOX nor Sub has forgiven any debt or otherwise released or waived any right or claim;

         (h) Neither XOX nor Sub has made any loans or advances to, or guaranteed any indebtedness of, any shareholders of XOX or Sub;

         (i) Neither XOX nor Sub has entered into any transaction or taken any other action outside the ordinary course of its business;

         (j) Neither XOX nor Sub has incurred any Liability, except, with respect to XOX, (i) Liabilities incurred in the ordinary course of its business and (ii) Liabilities incurred in connection with or as a result of the Transactions;

         (k) Neither XOX nor Sub has made any change in its accounting methods or practices including, without limitation, any change with respect to establishing reserves for unearned premiums, losses (including incurred but not reported losses) and loss adjustment expenses, or made any change in depreciation or amortization policies or rates adopted by it, except as required by law or GAAP;

         (l) Neither XOX nor Sub has (i) increased the compensation of any of its employees or directors, other than in the ordinary course of its business, or (ii) changed, altered or entered into any employment, severance, retention or similar agreement with any salaried employee, in each case other than in the ordinary course of business; and

         (m) Neither XOX nor Sub has agreed, committed or offered (in writing or otherwise), and has not attempted, to take any of the actions referred to in clauses "(a)" through "(1)" above.

SECTION 5.24. COMPETING INTERESTS; INTERESTS OF XOX AND SUB INSIDERS.

         None of XOX or any director or officer or former director or officer of XOX or any agent or employee or former employee of XOX or any client or customer or former client or customer of XOX, or an Affiliate or immediate family member of the foregoing (i) owns, directly or indirectly, an interest in an entity that is a competitor, customer or supplier of XOX or Tele Digital or that otherwise has material business dealings with XOX or Tele Digital, or (ii) is a party to, or otherwise has any direct or indirect interest opposed to XOX or Tele Digital under any business relationship or arrangement material to XOX or Tele Digital, provided that the foregoing will not apply to any investment in publicly-traded securities constituting less than three percent (3%) of the outstanding securities in such class. Neither XOX, nor any director or officer of XOX nor any agent or employee of Tele Digital, is a party to any non-competition, non-solicitation, exclusivity or other similar agreement that would in any way restrict the business or activities of Tele Digital, XOX or the Surviving Corporation.

SECTION 5.25. INSURANCE.

         XOX has made available to Tele Digital true and complete copies of all material policies and insurance of XOX currently in effect. All of the policies relating to insurance maintained by XOX with respect to its material properties and the conduct of its business in any material respect (or any comparable policies entered into as a replacement therefor) are in full force and effect and XOX has not received any notice of cancellation with respect thereto. XOX does not have any material liability for unpaid premiums or premium adjustments not properly reflected on the XOX Current Financial Statements delivered to Tele Digital hereunder. Sub has no insurance policies.

SECTION 5.26. STATE TAKEOVER LAWS.

         The Boards of Directors of each of XOX and Sub has approved the Transactions and taken all other requisite action such that the provisions of the laws of the MBCA and DGCL and any provisions of the certificate or articles of incorporation and bylaws of XOX and Sub relating to special voting requirements for certain business combinations will not apply to this Agreement or any of the Transactions contemplated hereby or thereby.

SECTION 5.27. ABSENCE OF CERTAIN PAYMENTS.

         Neither XOX nor Sub, any director or executive officer of XOX or Sub, nor any agent, employee, or other Person acting on behalf of XOX or Sub has used any funds of XOX or Sub for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, or made any direct or indirect unlawful payments to government officials or employees from corporate funds, or established or maintained any unlawful or unrecorded funds, or violated any provisions of the Foreign Corrupt Practices Act of 1977 or any rules or regulations promulgated thereunder.

SECTION 5.28. BANKRUPTCY; CRIMINAL PROCEEDINGS.

         XOX, its officers, directors, Affiliates, promoters, or any predecessor thereof have not been subject to or suffered any of the following:

         (a) Any bankruptcy petition filed by or against any business of which such Person was a general partner or executive officer either at the time of bankruptcy or within two (2) years prior to that time;

         (b) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations);

         (c) Any order, judgment or decree not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting such Person's involvement in any type of business, securities or banking activities; or

         (d) Being found guilty by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities laws, and the judgment has not been reversed, suspended or violated.

SECTION 5.29. FULL DISCLOSURE.

         XOX has provided Tele Digital and its representatives with full and complete access to all of XOX's records and other documents and data requested. No representation or warranty by XOX in this Agreement and no statement contained in any schedule, certificate or other written statement required to be furnished by XOX or any of its representatives pursuant to the provisions hereof or in connection with the transactions contemplated hereby is inaccurate, incorrect, or incomplete in any material respect or contains any untrue statement of a material fact or omits to state any material fact required to be stated herein or therein or necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.


                                  ARTICLE VI.

                                CERTAIN COVENANTS

SECTION 6.1. FURTHER ACTIONS; CAPITALIZATION ADJUSTMENT.

         (a) Subject to the terms and conditions of this Agreement, and without being required to waive any conditions herein (whether absolute, discretionary, or otherwise), each of the Parties hereto agrees to use its commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper, or advisable to consummate and make effective the Transactions contemplated by this Agreement. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each Party to this Agreement shall take all such necessary action if and to the extent such Party is responsible for that action under this Agreement.

         (b) Each Party shall use its commercially reasonable efforts prior to the Closing not to take any action, or enter into any transaction, which would cause any of its representations or warranties contained in this Agreement to be untrue or result in a breach of any covenants made by it in this Agreement (except for such changes contemplated by Section 6.2(a)(i), (ii) and (ix)).

SECTION 6.2. CONDUCT OF BUSINESS PENDING THE CLOSING.

         (a) During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, unless the Parties shall otherwise agree in writing (which agreement shall be deemed made if given by the Chief Executive Officer, Chief Operating Officer or Chief Financial Officer of the Parties), or as otherwise expressly contemplated by this Agreement, Tele Digital, XOX and Sub each shall conduct its business only in the ordinary and usual course consistent with past practice, and Tele Digital, XOX and Sub shall use their commercially reasonable efforts to maintain their respective assets in substantially their current state of repair, preserve intact their present business organization, keep available the services of their present officers and the Key Tele Digital Employees, respectively, and preserve their existing business relationships and goodwill with any customers, suppliers, independent contractors, employees and other Persons material to the operation of their businesses. Without limiting the generality of the foregoing, except as expressly contemplated by this Agreement, neither Tele Digital, XOX nor Sub shall:

                  (i) except to the extent Tele Digital, XOX or Sub takes such actions to facilitate and effect the Closing hereunder, (A) amend its articles or certificate of incorporation, by-laws or other organizational documents, (B) split, combine or reclassify any shares of its outstanding capital stock, (C) declare, set aside or pay any dividend or other distribution payable in cash, stock or property, or
         (D) directly or indirectly redeem or otherwise acquire any shares of its capital stock;

                  (ii) except for the issuance of shares of Tele Digital Common Stock upon the exercise or conversion of Tele Digital Rights and the issuance of XOX Common Stock upon the exercise or conversion of XOX Rights, and except to the extent Tele Digital, XOX or Sub takes such actions to facilitate and effect the Closing hereunder (including the sale of up to $300,000 of XOX Common Stock (the "Pre-Merger XOX Common Stock") after the date of this Agreement and prior to the Closing Date at a price equal to the then fair market value of the XOX Common Stock), authorize for issuance, issue or sell, deliver or agree to issue or sell any shares of, or rights to acquire or convertible into any shares of, its capital stock (whether through the issuance or granting of options, warrants, convertible or exchangeable securities, commitments, subscriptions, rights to purchase or otherwise), or amend any of the terms of any such capital stock;

                  (iii) except to the extent Tele Digital, XOX or Sub takes such actions to facilitate and effect the Closing hereunder, (A) merge, combine or consolidate with another entity, (B) acquire or purchase an equity interest in or a substantial portion of the assets of another corporation, partnership or other business organization or otherwise acquire any assets outside the ordinary course of its business and consistent with past practice or otherwise enter into any material contract, commitment or transaction outside the ordinary course of its business and consistent with past practice, or (C) except for the sale by XOX of the Excluded Assets, sell, lease, license, waive, release, transfer, encumber or otherwise dispose of any of its material assets outside the ordinary course of its business and consistent with past practice;

                  (iv) except to the extent Tele Digital, XOX or Sub takes such actions to facilitate and effect the Closing hereunder (including, without limitation, incurring indebtedness in connection with the Merger), and except in connection with the Material Tele Digital Contracts described in Schedule 4.11(a), the Proceedings described in
         Schedule 4.17, the Material XOX Contracts described in Schedule 5.11(a), and the Proceedings described in Schedule 5.17, (A) incur, assume or prepay any indebtedness or any other liabilities in excess of US$10,000 (other than trade payables), (B) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person or
         (C) make any loans, gifts, advances or capital contributions to, or investments in, any other Person;

                  (v) except in connection with the Material Tele Digital Contracts described in Schedule 4.11(a), the Proceedings described in
         Schedule 4.17, the Material XOX Contracts described in Schedule 5.11(a), and the Proceedings described in Schedule 5.17, pay, satisfy, discharge or settle any claim, liabilities or obligations (absolute, accrued, contingent or otherwise) against Tele Digital or XOX, as the case may be, or any of its respective directors, officers, employees or agents in excess of US$10,000;

                  (vi) modify or amend, or waive any benefit of, any noncompetition agreement to which it is a party;

                  (vii) authorize or make capital expenditures in excess of US$10,000;

                  (viii) permit any insurance policy naming it as a beneficiary or a loss payee to be cancelled or terminated other than in the ordinary course of its business;

                  (ix) except to the extent Tele Digital, XOX or Sub takes such actions to facilitate and effect the Closing hereunder, (A) adopt, enter into, terminate or amend in any material respect any plan, trust, fund, agreement or other arrangement for the current or future benefit or welfare of any director, officer or employee, (B) increase in any manner the compensation or fringe benefits of, or pay any bonus to, any director, officer or employee, or (C) take any action to fund or in any other way secure, or to accelerate or otherwise remove restrictions with respect to, the payment of compensation or benefits under any employee plan, agreement, contract, arrangement other than in the ordinary course of its business;

                  (x) take any action that would fail to preserve and protect its Proprietary Assets;

                  (xi) make any material change in its accounting or tax policies or procedures;

                  (xii) make any Tax elections or settle or compromise any tax liability or waive or extend the statute of limitations in respect of any such taxes;

                  (xiii) make any payments to or authorize any transaction with any Affiliate, except in the ordinary course of business;

                  (xiv) take any action, or enter into or authorize any contract or transaction, other than in the ordinary course of business;

                  (xv) waive, release or cancel any claims against third parties or debts owing to it, or any rights which have any value;

                  (xvi) terminate, modify, amend or otherwise alter or change any of the terms or provisions of any Material Contract in any material respect; or

                  (xvii) enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing.

         (b) Until the Closing or the termination of this Agreement, neither Tele Digital, XOX nor Sub shall make any new commitment that will be binding on Tele Digital, XOX or Sub at the Closing or following the Closing to pay any salary or bonus to any employee, except for regular compensation and bonuses (and regular increases thereof) payable in accordance with past practices.

SECTION 6.3. NOTICES OF CERTAIN EVENTS.

         During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, each Party shall promptly notify the other Parties of: any notice or other communication from any Governmental Agency or authority in connection with the Transactions contemplated hereby; and any actions, suits, claims, investigations or proceedings commenced or threatened against such Party relating to the consummation of the Transactions contemplated hereby. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, each Party will promptly disclose in writing to the other Parties any matter hereafter arising which, if existing, occurring or known at the date of this Agreement, would have been required to be disclosed to such other Parties or which would render inaccurate any of the representations, warranties or statements set forth herein. No information provided to a Party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or covenant made in this Agreement.

SECTION 6.4. ALTERNATIVE TRANSACTIONS.

(a) Except as provided in this Agreement, Tele Digital, XOX and Sub shall not, and shall cause their respective officers, directors, employees, representatives, agents, or Affiliates (including any investment banker, attorney, or accountant), not to, directly or indirectly, solicit, knowingly encourage, initiate, or participate in any way in discussions or negotiations with, or knowingly provide any nonpublic information to, any corporation, partnership, Person, or other entity or group (other than a party to this Agreement) concerning any proposed Alternative Transaction (as that term is hereinafter defined), or otherwise knowingly facilitate any effort or attempt to make or implement an Alternative Transaction. For purposes of this Agreement, "Alternative Transaction" shall mean any of the following involving Tele Digital or XOX, respectively: (a) any tender offer, exchange offer, merger, consolidation, share exchange, business combination or similar transaction involving capital stock of Tele Digital or XOX, respectively; (b) any transaction or series of related transactions pursuant to which any Person or entity (or its shareholders), other than Tele Digital or XOX, or their respective affiliates, (a "Third Party") acquires shares (or securities exercisable for or convertible into shares) representing more than 50% of the outstanding shares of any class of capital stock of Tele Digital or XOX, respectively; or (c) any sale, lease, exchange, licensing, transfer or other disposition pursuant to which a Third Party acquires control of more than 50% of the assets (including, but not limited to, intellectual property assets) of Tele Digital or XOX, respectively (determined by reference to the fair market value of such assets), in a single transaction or series of related transactions. Tele Digital and XOX will immediately cease and terminate any and all discussions, if any, that have taken place prior to the date hereof with Third Parties concerning any proposed Alternative Transaction, and will request that such Third Parties promptly return any confidential information furnished by Tele Digital or XOX, respectively. Tele Digital and XOX will not waive any provision of any confidentiality, standstill or similar agreement entered into with any third party regarding any proposed Alternative Transaction, and prior to the Closing shall enforce all such agreements in accordance with their terms. Tele Digital and XOX will promptly communicate to the others the name of the Person or entity submitting, and the terms and conditions of, any proposal or written inquiry that it receives after the date hereof in respect of any proposed Alternative Transaction or a reasonably detailed description of any such information requested from it after the date hereof or of any such negotiations or discussions being sought to be initiated or continued with Tele Digital or XOX, respectively, after the date hereof in respect of a proposed Alternative Transaction; provided, however, that this Agreement shall not prohibit the Board of Directors of either Tele Digital or XOX from:

                  (i) prior to any required approval of the Merger by either the shareholders of Tele Digital or XOX, furnishing nonpublic information to or affording access to its properties, books or records, or entering into discussions or negotiations with, any Person or entity that makes an unsolicited Superior Proposal (as defined below), if, and only to the extent that,

                           (A) the Board of Directors of Tele Digital or XOX, as
                  the case may be, determines in good faith after consultation with its independent legal counsel that such action is so required under applicable law in order for the Board of Directors of Tele Digital or XOX, as the case may be, to comply with its applicable fiduciary duties to its shareholders imposed by law,

                           (B) prior to first furnishing nonpublic information
                  to, or first entering into substantive discussions and negotiations with, such Person or entity after the date hereof, Tele Digital or XOX, as the case may be, (x) provides at least 24 hours' prior written notice to the other Party to the effect that it intends to furnish information to, or enter into discussions or negotiations with, such Person or entity, and naming and identifying the Person or entity making the Superior Proposal, and (y) Tele Digital or XOX, as the case may be, receives from such Person or entity an executed confidentiality agreement to the effect that such Third Party will not disclose any confidential information of Tele Digital or XOX, as the case may be, and

                           (C) Tele Digital or XOX, as the case may be,
                  concurrently provides the other Party with all non-public information to be provided to such Third Party that such other Party have not previously received, and Tele Digital or XOX, as the case may be, keeps the other Party informed, on a regular basis, of the status, terms and conditions and all other material information with respect to any such discussions or negotiations; or

                  (ii) to the extent applicable, complying with Rule 14e-2 promulgated under the Exchange Act with regard to a proposed Alternative Transaction or making such disclosure to its shareholders as in the reasonable judgment of the Board of Directors of Tele Digital or XOX, as the case may be, with the advice of independent counsel, is required under applicable law.

(b) Nothing in this Section 6.4 shall permit Tele Digital or XOX to terminate this Agreement (except as specifically provided in Article VII hereof), or permit Tele Digital or XOX to enter into any agreement providing for an Alternative Transaction (other than the confidentiality agreement as provided, and in the circumstances and under the conditions set forth, above) for as long as this Agreement remains in effect. For purposes of this Agreement, a "Superior Proposal" shall mean a proposal for an Alternative Transaction that the Board of Directors of Tele Digital or XOX, as the case may be, has reasonably and in good faith determined (with the advice of its financial advisers and taking into account all legal, financial and regulatory aspects of the likelihood of the consummation of such Alternative Transaction, including, but not limited to, the conditions to consummation and the consequences under such Alternative Transaction proposal of any material adverse effects or changes in Tele Digital or XOX, as the case may be) to be more favorable to Tele Digital's shareholders than the Transactions contemplated by this Agreement.

SECTION 6.5. APPROVAL OF SHAREHOLDERS OF TELE DIGITAL AND XOX.

         (a) Each of Tele Digital and XOX shall promptly take all action necessary in accordance with the MBCA and the DGCL, as applicable, and its articles or certificate of incorporation and bylaws to cause a special meeting of its shareholders (each, a "Special Meeting" and together, the "Special Meetings") to be duly called and held as soon as reasonably practicable following the date hereof (but in no event later than April 30, 2002) for the purposes of voting upon (i) the Transactions, including the Merger, and the adoption and approval of this Agreement; and (ii) with respect to XOX, an amendment to its Certificate of Incorporation to increase the number of authorized shares of capital stock to 30,000,000 shares and to increase the number of authorized shares of XOX Common Stock to 20,000,000 shares. At each Special Meeting, Tele Digital or XOX, as the case may be, shall submit such items to the vote of its shareholders and use its best efforts to obtain the approval by its shareholders of each of such items. As soon as practicable after the date hereof, Tele Digital and XOX shall prepare, and XOX shall file with the SEC, a proxy statement with respect to the Special Meetings (such proxy statement, together with notices of meeting, form of proxy, and any letter or other materials included therein and any amendments or supplements thereto are referred to in this Agreement as the "Proxy Statement"), and XOX shall use its commercially reasonable efforts to cause the SEC to clear the Proxy Statement for distribution to XOX's shareholders. Tele Digital shall furnish to XOX all information concerning Tele Digital and its Affiliates, officers, directors and shareholders, and shall take such other action and otherwise cooperate, as XOX may reasonably request in connection with such Proxy Statement. XOX shall use commercially reasonable efforts to cause the Proxy Statement to comply as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act. XOX shall use all commercially reasonable efforts, and Tele Digital will cooperate with XOX, to address, as promptly as practicable, any and all SEC comments regarding the Proxy Statement. XOX shall notify Tele Digital promptly after receipt by XOX of any comments of the SEC on, or of any request by the SEC for amendments or supplements to, the Proxy Statement. No amendment or supplement to the Proxy Statement will be made by XOX without the approval of Tele Digital, which approval shall not be unreasonably withheld. XOX shall supply Tele Digital with copies of all written correspondence between XOX and the SEC with respect to the Proxy Statement. XOX will advise Tele Digital, promptly after it receives notice thereof, of its receipt of notice from the SEC that the SEC has no comments with respect to the Proxy Statement. XOX shall use commercially reasonable efforts to cause the Proxy Statement to comply with all applicable laws and not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Proxy Statement shall include the recommendation of the Boards of Directors of Tele Digital and XOX in favor of the Transactions, including the Merger, unless the Board of Directors of Tele Digital or XOX, as the case may be, determines in good faith, after consultation with its independent legal counsel, that to do so would violate its applicable fiduciary duties to its shareholders imposed by law. XOX hereby consents to Tele Digital using the Proxy Statement in connection with Tele Digital's Special Meeting. Unless and until this Agreement is validly terminated pursuant to Article VII, nothing herein shall limit or eliminate in any way the obligation of Tele Digital or XOX to call, give notice of, convene and hold the Special Meetings and at such meeting submit this Agreement and the Transactions, including the Merger, to a vote of its shareholders (and not postpone or adjourn such meeting or the vote by its shareholders upon this Agreement and the Transactions, including the Merger, to another date without the other Party's approval).

         (b) If at any time prior to the Special Meetings, any event occurs relating to Tele Digital or XOX, any of their respective Affiliates, or any or any of their respective officers, directors or affiliates which should be described in an amendment or supplement to the Proxy Statement, Tele Digital or XOX, as the case may be, shall inform the other Party promptly after becoming aware of such event. Whenever Tele Digital or XOX learns of the occurrence of any event which should be described in an amendment of or supplement to the Proxy Statement, the Parties shall cooperate to promptly cause such amendment or supplement to be prepared, filed and cleared by the SEC (as appropriate) and, if required by applicable law, disseminated to the Persons and in the manner required.

SECTION 6.6. CONSENTS.

         Tele Digital will, at its cost and expense, use its commercially reasonable efforts to obtain all Consents of all third parties necessary on the part of Tele Digital to consummate the Transactions contemplated hereby. XOX agrees to cooperate with Tele Digital in connection with obtaining such Consents. XOX will, at its cost and expense, use its commercially reasonable efforts to obtain all Consents of all third parties necessary on the part of XOX to consummate the Transactions contemplated hereby. Tele Digital agrees to cooperate with XOX in connection with obtaining such Consents.

SECTION 6.7. CERTAIN NOTIFICATIONS.

         Tele Digital shall promptly notify XOX in writing of the occurrence of any event that will or could reasonably be expected to result in the failure by Tele Digital or its Affiliates to satisfy any of the conditions specified in
Section 8.2(a) or Section 8.2(b). XOX shall promptly notify Tele Digital in writing of the occurrence of any event that will or could reasonably be expected to result in the failure by XOX or its Affiliates to satisfy any of the conditions specified in Section 8.2(a) or Section 8.2(c).

SECTION 6.8. SECURITIES LAW MATTERS.

         Tele Digital and XOX each hereby agrees to take all action reasonably requested by XOX, and to cause its officers, directors, Affiliates and shareholders to take all action reasonably requested by XOX, to cause the issuance of the shares of XOX Common Stock in the Merger to be exempt from registration under the Securities Act and applicable state blue sky or securities laws.

SECTION 6.9. PLAN OF REORGANIZATION.

         This Agreement is intended to constitute a "plan of reorganization" within the meaning of Section 1.368-2(g) of the income tax regulations promulgated under the Code. From and after the date of this Agreement, each Party hereto shall use its commercially reasonable efforts to cause the Merger to qualify, and shall not, without the prior written consent of each Party hereto, knowingly take any actions or cause any actions to be taken that could prevent the Merger from qualifying, as a reorganization under the provisions of Section 368(a) of the Code.

SECTION 6.10. DIRECTORS' AND OFFICERS' LIABILITY.

         For five (5) years after the Effective Time, XOX will indemnify and hold harmless the present and former officers and directors of Tele Digital and XOX in respect of acts or omissions occurring prior to the Effective Time including, without limitation, matters related to the Transactions contemplated by this Agreement, to the extent provided under XOX's Certificate of Incorporation and Bylaws; provided that such indemnification shall be subject to any limitation imposed from time to time under applicable law. For five (5) years after the Effective Time, XOX will provide officers' and directors' liability insurance in respect of acts or omissions occurring prior to and including the Effective Time covering each such Person currently covered by XOX's officers' and directors' liability insurance policy, and each present and former officer or director of Tele Digital and XOX, which provides at least $5,000,000.00 of coverage and otherwise on terms no less favorable than those of XOX's policy in effect on the date hereof. It is understood that such obligation to indemnify (but not to maintain insurance) shall apply to claims of which XOX shall have been notified prior to the expiration of such five (5)-year period regardless of when such claims shall have been disposed of.

SECTION 6.11. REGULATORY APPLICATIONS.

         (a) Tele Digital and XOX shall cooperate and use their respective commercially reasonable efforts to prepare all documentation, to effect all filings and to obtain all permits, consents, approvals and authorizations of all third parties, and Governmental Authorities necessary to consummate the transactions contemplated by this Agreement as promptly as reasonably practicable. Each of Tele Digital and XOX shall have the right to view in advance, and to the extent practicable, each will consult with the other (subject in each case to applicable laws relating to the exchange of information) with respect to, all material written information submitted to any third party or Governmental Authority in connection with the Transactions contemplated by this Agreement. In exercising the foregoing right, each of Tele Digital and XOX agrees to act as reasonably and as promptly as practicable. Each of Tele Digital and XOX agrees that it will consult with the other Party with respect to obtaining all material permits, consents, approvals and authorizations of all third parties and Governmental Authorities as necessary or advisable to consummate the transactions contemplated by this Agreement, and each Party will keep the other Party apprised of the status of material matters relating to completion of the Transactions contemplated hereby.

         (b) Each of Tele Digital and XOX agrees, upon request, to furnish the other Party with all information concerning itself, its Affiliates, and its directors, officers and shareholders and those of its Affiliates and such other matters as may be reasonably necessary or advisable in connection with any filing, notice or application made by or on behalf of such Parties to any third party or Governmental Authority.

SECTION 6.12. STOCK OPTIONS AND WARRANTS.

         (a) At the Effective Time, XOX shall assume each option agreement, warrant agreement, stock plan and any other agreements and plans relating to the Tele Digital Rights. As soon as practicable after the Effective Time, XOX shall deliver to the holders of Tele Digital Rights appropriate notice setting forth such holders' rights pursuant to the Tele Digital Rights, each as assumed by XOX.

         (b) With respect to each of the Tele Digital Rights and any agreements or plans under which the delivery of Tele Digital Common Stock would otherwise be required upon payment of benefits, grant of awards, exercise of options or warrants, or the conversion of rights (collectively, the "Stock Plans"), XOX shall take all corporate action necessary to (i) obtain shareholder approval with respect to such Stock Plan to the extent such approval is required for purposes of the Code or other applicable law; (ii) reserve for issuance under such Stock Plan or otherwise provide a sufficient number of shares of XOX Common Stock for delivery upon payment of benefits, grant of awards or exercise of options, warrants or other Tele Digital Rights under such Stock Plans; (iii) ensure, to the extent required by, and subject to the provisions of such Stock Plan, that any options to acquire Tele Digital Common Stock which qualify as incentive stock options under Section 422 of the Code before the Effective Time will continue to qualify as incentive stock options after the Effective Time; and (iv) as soon as practicable after the Effective Time (but no later than 20 calendar days after the Effective Time), file registration statements on Form S-3 or Form S-8, as the case may be (or any successor or other appropriate forms), with respect to the shares of Tele Digital Common Stock subject to such Stock Plan, and XOX shall use its commercially reasonable efforts to maintain the effectiveness of such registration statements (and maintain the current status of the prospectuses contained therein) for so long as such benefits and grants remain payable and such options remain outstanding. With respect to those individuals who subsequent to the Merger will be subject to the reporting requirements under Section 16(a) of the Exchange Act, XOX shall administer the Stock Plans, where applicable, in a manner that complies with Rule 16b-3 promulgated under the Exchange Act.

         (c) Except for the warrants to be issued to Miller Johnson Steichen Kinnard, Inc. as described on Schedule 6.12(c), for a period of one hundred eighty (180) days after the Closing Date, and without the consent of at least a majority of the members of the XOX Board of Directors as constituted after the Closing Date, which must include one XOX Director, XOX shall not issue any shares of XOX Common Stock or options, warrants or other rights to acquire XOX Common Stock, except for shares of XOX Common Stock underlying options, warrants and other rights (including the Tele Digital Rights) to acquire XOX Common Stock outstanding immediately after the Closing. After such one hundred eighty (180) day-period expires, the limitation set forth in the immediately preceding sentence shall terminate and be of no further force or effect, and the number of directors of XOX that can approve the issuance of shares of XOX Common Stock and options, warrants or other rights to purchase such shares shall be governed by XOX's certificate of incorporation and bylaws or Delaware law, as applicable.

SECTION 6.13. HOLDBACK AGREEMENTS.

         At or prior to Closing, each of Tele Digital and XOX will cause each of its shareholders who will beneficially own at least five percent (5%) of the shares of XOX Common Stock outstanding immediately after the Merger to enter into an agreement (the "Holdback Agreement") in the form attached hereto as Exhibit B which provides that for a period of six (6) months after the Closing Date, such shareholders will not sell their shares of XOX Common Stock into the public market.

SECTION 6.14. REGISTRATION; RULE 144 REPORTING.

         (a) As soon as reasonably practicable after the Closing Date, but no later than thirty (30) days after the Closing Date, XOX shall file with the SEC a Registration Statement on Form S-3 or any successor short-form registration statement promulgated by the SEC or, if XOX cannot use a Form S-3, a Registration Statement on Form S-1 (collectively, the "Registration Statement"), to register under the Securities Act the resale by the Tele Digital shareholders of the shares of XOX Common Stock issued to them in the Merger and the resale of the Pre-Merger XOX Common Stock; provided, however, that any such resale by shareholders of Tele Digital or XOX shall be subject to the terms of the Holdback Agreements signed by any shareholder of Tele Digital or XOX. After the Registration Statement is filed, XOX shall use its best efforts to:

                  (i) have the Registration Statement declared effective by the SEC;

                  (ii) thereafter prepare and file, as XOX shall determine may be required under the Securities Act and the rules and regulations thereunder, a prospectus supplement or supplements to the prospectus contained in the Registration Statement or a post-effective amendment or amendments to the Registration Statement and, with respect to any post-effective amendment, cause such post-effective amendment to be declared effective by the SEC;

                  (iii) maintain the effectiveness of the Registration Statement until the earlier of (A) two (2) years from the date of effectiveness of the Registration Statement, (B) the date that all shares of XOX Common Stock issued in the Merger may be immediately sold pursuant to Rule 144(k) under the Securities Act, or (C) the sale of all of the shares of XOX Common Stock issued in the Merger pursuant to the Registration Statement.

         (b) XOX agrees that it will:

                  (i) furnish to the shareholders of XOX Common Stock covered by the Registration Statement and to the underwriters of such shares, if any, such reasonable number of copies of the Registration Statement, preliminary prospectus and prospectus supplement, final prospectus and prospectus supplement and such other documents as such shareholders may reasonably request in order to facilitate the resale of the shares of XOX Common Stock issued in the Merger;

                  (ii) use its best efforts to register or qualify the shares of XOX Common Stock covered by the Registration Statement under such state securities or "Blue Sky" laws of such jurisdictions as the holders of such shares may reasonably request in writing within twenty (20) calendar days following the original filing of the Registration Statement, except that XOX shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                  (iii) notify the holders of the shares of XOX Common Stock covered by the Registration Statement, promptly after XOX shall receive notice thereof, of the time when the Registration Statement has become effective or a supplement to any prospectus forming a part of the Registration Statement has been filed;

                  (iv) notify holders of the shares of XOX Common Stock covered by the Registration Statement promptly of any request by the SEC for the amending or supplementing of the Registration Statement or prospectus or prospectus supplement or for additional information;

                  (v) prepare and file with the SEC, promptly upon the request of the holder of any shares of XOX Common Stock then covered by the Registration Statement, any amendments or supplements to the Registration Statement or prospectus or prospectus supplement which, in the opinion of counsel for such holder (and concurred in by counsel for XOX), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the shares of XOX Common Stock by such holder;

                  (vi) prepare and promptly file with the SEC and promptly notify the holders of shares of XOX Common Stock covered by the Registration Statement of the filing of such amendment or supplement to the Registration Statement or prospectus or prospectus supplement as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus or prospectus supplement as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

                  (vii) advise the holders of shares of XOX Common Stock covered by the Registration Statement, promptly after XOX shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of the Registration Statement or the initiation or threatening of any Proceeding for that purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

                  Tele Digital hereby agrees to use its commercially reasonable efforts to cause the holders of shares of XOX Common Stock covered by the Registration Statement to cooperate with all reasonable requests by XOX necessary to effectuate the preparation and filing of the Registration Statement and to provide XOX with all information required in connection therewith in a timely manner and to comply with the procedures specified in Section 6.14(c) below. For purposes of this
         Section 6.14(b), a general
         consent to service of process shall not include a "Uniform Consent to Service of Process" or other similar consent to service of process which relates only to an action or Proceeding arising out of or in connection with the sale of securities, or out of a violation of the laws of the jurisdiction requesting such consent.

         (c) Before any sales of shares of XOX Common Stock under the Registration Statement by a holder of such shares, the Surviving Corporation shall use its best efforts to cause the shareholder contemplating the sales to provide XOX with written notice of such intention, addressed to XOX's Chief Financial Officer (a "Sale Notice"). XOX will notify such shareholder within five (5) Business Days following receipt of the Sale Notice as to whether sales by the shareholder may be made or will be limited as provided below. Upon notice from XOX permitting sales by such shareholder, for a period beginning on the date of receipt by the shareholder of such notice and ending 45 calendar days thereafter (the "Window Period"), the shareholder may offer and sell the shares of XOX Common Stock covered by the Registration Statement from time to time pursuant to the Registration Statement. Anything in this Agreement to the contrary notwithstanding, the ability of a holder of shares of XOX Common Stock covered by the Registration Statement to sell such shares pursuant to the Registration Statement and this Agreement shall be suspended if, upon receiving a Sale Notice or during any Window Period, XOX's Chief Financial Officer certifies to the holders of shares of XOX Common Stock covered by the Registration Statement that, in the good faith judgment of such officer (upon consultation to the extent practicable with the XOX Board of Directors), (i) the sale would interfere in any material respect with any financing, acquisition, corporate reorganization or other similar material transaction under consideration by XOX, or (ii) there is some other material development relating to the condition (financial or otherwise) of XOX that has not been generally publicly disclosed and as to which XOX deems advisable upon the advice of counsel at the time of the Sale Notice not to publicly disclose; provided, however, that, upon any such event specified in (i) or (ii) above, XOX may not suspend sales by holders of shares of XOX Common Stock covered by the Registration Statement under the Registration Statement for a period of more than forty-five (45) days from the date of such certification by XOX's Chief Financial Officer. If, upon receipt of the Sale Notice, XOX has reasonably determined that it is necessary to file and cause to be declared effective a post-effective amendment to the Registration Statement or file a new or amended prospectus supplement or to otherwise cause disclosure to be made under the Exchange Act and incorporated by reference into the Registration Statement, and XOX determines not to rely on the proviso set forth in the preceding sentence in order to delay the making of such disclosure, XOX will take such action within seven (7) Business Days following receipt of the applicable Sale Notice.

         (d) In connection with the registration of the resale of the shares of XOX Common Stock issued in the Merger, XOX shall bear all expenses (except for "Selling Expenses," as defined below) incurred by XOX in complying with Section
6.14 of this Agreement, including all registration and filing fees, printing expenses, and reasonable fees and disbursements of XOX's legal counsel and accountants ("Registration Expenses"). As used herein, the term "Selling Expenses" shall mean shall mean any and all underwriting discounts and selling commissions applicable to the sale of the shares of XOX Common Stock covered by the Registration Statement and all fees and disbursements of any counsel for the holders of shares of XOX Common Stock covered by the Registration Statement not included in the Registration

Expenses. The Selling Expenses shall be borne by the holders of the shares of XOX Common Stock so registered pro rata on the basis of the number of shares so registered.

         (e) With respect to such registration described in this Section 6.14 and, subject to compliance by a holder of shares of XOX Common Stock covered by the Registration Statement with Sections 6.14(c) and (d), XOX will indemnify and hold harmless each such holder and any underwriter (as defined in the Securities
Act) for such holder and each person, if any, who controls such holder or such underwriter within the meaning of the Securities Act, from and against, and will reimburse such holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any prospectus or prospectus supplement contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that XOX will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in strict conformity with information furnished by such holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

         (f) Each party entitled to indemnification under Section 6.14(e) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party, at such party's expense, to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense (except for the payment of fees, costs and expenses provided for below), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Notwithstanding the election of the Indemnifying Party to assume the defense of any such claim or litigation, the Indemnified Party shall have the right to employ separate counsel and to participate in the defense of such claim or litigation, and the Indemnifying Party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of the counsel chosen by the Indemnifying Party to represent the Indemnified Party would present such counsel with a conflict of interest; (ii) the defendants in, or targets of, any such claim or litigation include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it or to other Indemnified Parties which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party); (iii) in the exercise of the Indemnified Party's reasonable judgment, the Indemnifying Party shall not have employed satisfactory counsel to represent the Indemnified Party within a reasonable time after notice of the institution of such claim or litigation; or
(iv) the Indemnifying Party shall authorize the Indemnified Party to employ separate counsel at the expense of the Indemnifying Party. The Indemnified Party shall not settle any such claim or litigation without the consent of the Indemnifying Party.

         (g) Notwithstanding the provisions of Sections 6.14(e) and (f), if a registration is subject to a firm commitment underwriting, XOX shall not be required to indemnify any other party to a greater extent than the obligation of XOX to the underwriters pursuant to the underwriting agreement pertaining to such registration.

         (h) With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of XOX's capital stock to the public without registration, at all times after the date hereof, XOX agrees to:

                  (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                  (ii) file with the SEC in a timely manner all reports and other documents required to be filed by XOX under the Securities Act and the Exchange Act; and

                  (iii) furnish to holders of shares of XOX Common Stock issued in the Merger forthwith upon request a written statement by XOX as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of XOX, and such other reports and documents so filed by XOX as an Investor may reasonably request in availing itself of any rule or regulation of the SEC allowing that Investor to sell any such securities without registration.

         (i) The rights to cause XOX to register shares of XOX Common Stock pursuant to this Section 6.14 may be assigned by a holder of such shares to a transferee or assignee of such shares, or to any person or entity who is a subsidiary, parent, general partner or limited partner of such holder.

         (j) Any provision of this Section 6.14 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of XOX and the holders of shares of XOX Common Stock then covered by the Registration Statement (or their assignees or transferees) who own at least seventy-five percent (75%) of the shares. Any amendment or waiver effected in accordance with this Section 6.14(j) shall be binding upon each such holder and XOX.

         (k) From and after the date of this Agreement, XOX shall not, without the prior written consent of holders of shares of XOX Common Stock then covered by the Registration Statement (or their assignees or transferees) who own at least a majority of such shares, enter into any agreement with any Person or Persons providing for the granting to such holder of registration rights pari passu or senior to those granted to such holders pursuant to this Section 6.14, or of registration rights which might cause a reduction in the number of shares includable by such holders in any offering pursuant to this Section 6.14.

         (l) Each certificate evidencing shares of XOX Common Stock issued in the Merger shall contain or otherwise be imprinted with suitable legends in substantially the following form:

         This security has not been registered under the Securities Act of 1933 or any state securities act, and has been acquired for investment and not with view to, or for sale in connection with, any distribution thereof within the meaning of the Securities Act of 1933, as amended.

         XOX is hereby authorized to place "stop transfer" instructions on its records or to instruct any transfer agent to prevent the transfer of shares of XOX Common Stock issued in the Merger, except in conformity with this Agreement.

SECTION 6.15. INDEMNIFICATION.

         (a) Tele Digital, as one Party, and XOX, as the other Party, each (as both "Indemnitee and "Indemnitor") do hereby agree to, and shall immediately upon demand, defend, indemnify and hold harmless the Indemnitee from, against and in respect of:

                  (i) Any liabilities, penalties, interests, costs, expenses or other damages or deficiencies incurred as a result of any misrepresentation, breach of warranty or non-fulfillment of any agreement or covenant by Indemnitor under this Agreement or from any misrepresentation in or omission from any certificate, schedule or other instrument furnished or to be furnished by the Indemnitor; and

                  (ii) All actions, suits, proceedings, demands, assessments, judgments, costs and expenses (including, without limitation, reasonable attorneys' fees) incident to any of the foregoing.

         (b) Any claim or claims for indemnification under this Agreement (the "Claims") shall be effected pursuant to an adjustment in the number of shares of XOX Common Stock issued to the shareholders of Tele Digital of record as of the record date for the Special Meeting of the shareholders of Tele Digital ("Pre-Merger Tele Digital Shareholders") or the shareholders of XOX of record as of the record date for the Special Meeting of the XOX shareholders ("Pre-Merger XOX Shareholders"), as the case may be, in accordance with the following:

                  (i) No Claims for indemnification shall be brought by one Party against the other pursuant to this Section 6.15 unless and until the aggregate amount of such Claims exceeds US$50,000.00. In addition, no Claims for indemnification under this Section 6.15 may be brought by one Party against the other after the first anniversary date of the Effective Time unless either (A) written notice of such Claim is provided by one Party to the other on or prior to the first anniversary date of the Effective Time, or (B) such Claim involves common law fraud or a knowing and intentional breach or non-performance of this Agreement.

                  (ii) If and to the extent Tele Digital has a Claim or Claims against XOX which has been reduced to a non-appealable judgment or which Tele Digital does not intend to appeal, the XOX Relative Value shall be reduced by the aggregate amount of such Claims. The reduced XOX Relative Value shall then be compared to the Tele Digital Relative Value, and, subject to compliance with the Securities Act, the Exchange Act and applicable state securities laws, an additional number of shares of XOX Common Stock shall be issued to the Pre-Merger Tele Digital Shareholders so that the percentage of shares of XOX Common Stock owned by the Pre-Merger Tele Digital Shareholders immediately following the Effective Time will be equal to a fraction, the numerator of which is the Tele Digital Relative Value and the denominator of which is the combined Tele Digital Relative Value and XOX Relative Value (in each case, Relative Value shall be reduced to account for the amount of the Claims).

                  (iii) If and to the extent XOX has a Claim or Claims against Tele Digital which has been reduced to a non-appealable judgment or which XOX does not intend to appeal, the Tele Digital Relative Value shall be reduced by the aggregate amount of such Claims. The reduced Tele Digital Relative Value shall then be compared to the XOX Relative Value, and, subject to compliance with the Securities Act, the Exchange Act and applicable state securities laws, an additional number of shares of Tele Digital Common Stock shall be issued to the Pre-Merger XOX Shareholders so that the percentage of shares of Tele Digital Common Stock owned by the Pre-Merger XOX Shareholders immediately following the Effective Time will be equal to a fraction, the numerator of which is the XOX Relative Value and the denominator of which is the combined XOX Relative Value and Tele Digital Relative Value (in each case, Relative Value shall be reduced to account for the amount of the Claims).

                  (iv) To illustrate the foregoing, if XOX has a Claim against Tele Digital under Section 6.15(b)(iii) in the amount of $1,750,000, then the Tele Digital Relative Value and the XOX Relative Value (retroactive to the Effective Time) shall be $4,945,652 and $2,000,000, respectively; the percentage contribution of XOX shall be $2,000,000 divided by $6,945,652 (or approximately 29%), and an additional number of shares of XOX Common Stock shall be issued to Pre-Merger XOX Shareholders such that their ownership of XOX on a Fully Diluted Basis (retroactive as of the Effective Time) would equal 29%.

         (c) Each Party shall promptly, and in all event within ninety (90) days of obtaining actual knowledge thereof (the "Notifying Party"), notify the Party obligated to provide indemnification under this Section 6.15 (the "Indemnifying Party") of the existence of any claim, demand or other matter requiring a defense to which the Indemnifying Party's obligations under this Section 6.15 would apply. The Notifying Party shall give the Indemnifying Party a reasonable opportunity to defend the claim, demand or matter at the Indemnifying Party's own expense and with one counsel selected by the Indemnifying Party and satisfactory to the Notifying Party; provided, that the Notifying Party shall at all times also have the right to fully participate in the defense at its own expense. Any such claim, demand or other matter shall not be settled or compromised without the consent of the Notifying Party; provided, however, that if the Notifying Party does not consent to such settlement or compromise, such claim, demand or other matter shall not be settled or compromised, but the Indemnifying Party's obligation to indemnify with respect thereto shall be limited to the amount for which such claim, demand or other matter could have been settled or compromised, together with the cost of defense through the date such matter could have been settled or compromised. If the Indemnifying Party shall, within a reasonable time after receipt of notice, fail to defend, the Notifying Party shall have the right, but not the obligation, to undertake the defense, and to compromise or settle, exercising reasonable business judgment, the claim, demand or other matter on behalf, for the account and at the risk of the Indemnifying Party. If the claim is one that cannot by its nature be defended solely by the Indemnifying Party (including, without limitation, any federal or state tax proceeding), the Notifying Party shall make available or cause to be made available all information and assistance that the Indemnifying Party may reasonably request.

SECTION 6.16. TELE DIGITAL AUDITED FINANCIAL STATEMENTS.

         At least ten (10) Business Days before the Closing Date, Tele Digital shall deliver to XOX, for copying, originals of (a) the audited balance sheets of Tele Digital as of December 31, 2000 and December 31, 2001 and the related audited statements of operations for Tele Digital for each of the years ended December 31, 2000 and December 31, 2001 (collectively, the "Tele Digital Audited Financials"), along with a certificate of the Chief Executive Officer of Tele Digital stating that, to his Knowledge, the Tele Digital Audited Financials present fairly the assets, liabilities and financial condition of Tele Digital as of the respective dates thereof and the results of operations of Tele Digital for the periods covered thereby and that the Tele Digital Audited Financials have been prepared in accordance with GAAP, applied on a consistent basis throughout the periods covered.

SECTION 6.17. SHAREHOLDER REPRESENTATION AGREEMENTS.

         Before the Closing Date, Tele Digital shall use its best efforts to obtain from each shareholder of Tele Digital a completed and signed Shareholder Representation Agreement ("Shareholder Representation Agreement") in the form attached hereto as Exhibit C.

SECTION 6.18. ADDITIONAL VOTING AGREEMENTS.

         During the period from the date of this Agreement until the date of Tele Digital's Special Meeting, upon the exercise or conversion by any Person of Tele Digital Rights, Tele Digital shall cause such Person to sign a Voting Agreement under which such Person agrees to vote the shares of Tele Digital Common Stock acquired upon such exercise or conversion in favor of the Merger and this Agreement, unless such Person has already signed a Voting Agreement covering such shares.

SECTION 6.19. TELE DIGITAL BANK DEBT.

         Tele Digital shall not: (a) except as allowed pursuant to Section 6.2(a)(iv), for the period from the date of this Agreement until the Closing Date, incur any indebtedness in addition to the principal amount of $1,000,000.00, plus interest, currently owed by Tele Digital to Associated

Bank Minnesota, N.A. ("Associated Bank Debt") as described on Schedule 4.11(a) and the principal amount of $22,744.69, plus interest, currently owed by Tele Digital to Key Community Bank ("Key Bank Debt") as described on the Tele Digital Current Balance Sheet; (b) for 180 days after the Closing Date, without the consent of at least a majority of the members of the XOX Board of Directors as constituted after the Closing Date, which must include one XOX Director, incur any indebtedness to any bank or other financial institution in addition to the Associated Bank Debt and the Key Bank Debt; (c) until the Associated Bank Debt is paid or otherwise satisfied in full, cause Richard W. Perkins, Wayne Mills and the Richard Perkins Revocable Trust to be removed as guarantors of the Associated Bank Debt; or (d) use any of XOX's cash and cash equivalents on hand as of the Closing Date to pay (i) the indebtedness set forth on the Tele Digital Current Balance Sheet or (ii) any indebtedness incurred by Tele Digital from the date of the Tele Digital Current Balance Sheet until the Closing Date.

SECTION 6.20. TELE DIGITAL TAXES.

         Before the date of the Proxy Statement, Tele Digital shall have (a) paid or provided for the payment of the federal and Minnesota state employment taxes and withholdings described on Schedule 4.20, plus interest accrued thereon calculated by Tele Digital to be due as of the date of payment; and (b) set aside or reserved an amount of readily available funds sufficient to pay or provide for the payment of the penalties calculated by Tele Digital to be due with respect to such employment taxes and withholdings to the date of payment. Before the Closing Date, Tele Digital shall use its best efforts to pay or provide for the payment of any and all penalties that may be imposed on such employment taxes and withholdings.

SECTION 6.21. FULFILLMENT OF CONDITIONS.

         Each of Tele Digital, XOX and Sub will (a) execute and deliver at the Closing each agreement that any of them is required hereby to execute and deliver as a condition to the Closing, (b) proceed diligently and in good faith and use commercially reasonable efforts to satisfy each other condition to the obligations of Tele Digital, XOX or Sub, as the case may be, contained in this Agreement, and (c) not take or fail to take any action that reasonably could be expected to result in the nonfulfillment of any such condition.


                                  ARTICLE VII.

                                   TERMINATION

SECTION 7.1. GROUNDS FOR TERMINATION.

         This Agreement may be terminated and the Merger and the Transactions contemplated by this Agreement may be abandoned at any time before the Effective Time, notwithstanding any requisite approval and adoption of this Agreement and the Transactions by the shareholders of Tele Digital and XOX:

         (a) by mutual written consent duly authorized by the Boards of Directors of Tele Digital and XOX;

         (b) by either Tele Digital or XOX if the Closing shall not have occurred on or before April 30, 2002 or such later date as the parties may have agreed in writing; provided, however, that the terminating Party shall not have breached in any material respect its obligations under this Agreement in any manner that shall have been the proximate cause of, or resulted in, the failure of the Effective Time to occur on or before such date;

         (c) by either Tele Digital or XOX ninety (90) days after the date on which any request or application for a regulatory approval required to consummate the Merger shall have been denied or withdrawn at the request or recommendation of a Governmental Authority which must grant such requisite regulatory approval, unless within the ninety (90)-day period following such denial or withdrawal a petition for rehearing or an amended application has been filed with such Governmental Authority; provided, however, that no party shall have the right to terminate this Agreement pursuant to this Section 7.1(c) if:
(i) such denial or request or recommendation for withdrawal shall be due to the failure of the Party seeking to terminate this Agreement to perform or observe the covenants and agreements of such Party set forth herein, or (ii) any court of competent jurisdiction or other Governmental Authority shall have issued an order, decree, ruling or taken any other action restraining, enjoining or otherwise prohibiting the Merger and such order, decree or ruling or other action shall have become final and nonappealable;

         (d) by either Tele Digital or XOX if at either Party's respective Special Meeting, the requisite vote of the shareholders of Tele Digital or XOX, as the case may be, for approval and adoption of this Agreement and the Transactions, including the Merger, is not obtained; provided that the right to terminate this Agreement under this Section 7.1(d) will not be available to any Party whose failure to perform any material obligation under this Agreement has been the proximate cause of, or resulted in, the failure to obtain the requisite vote of the shareholders at either Special Meeting;

         (e) by either Tele Digital or XOX (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein) if there shall have been a material breach of any of the representations or warranties set forth in this Agreement on the part of the other Party and, for purposes of this Section 7.1(e), a material breach shall be deemed to be a breach which has, either individually or in the aggregate, a Material Adverse Effect on the Party making such representations or warranties (provided, that no effect shall be given to any qualification relating to materiality or a Material Adverse Effect in such representations and warranties) or which materially adversely affects consummation of the Merger;

         (f) by either Tele Digital or XOX (provided that the terminating Party is not then in material breach of any representation, warranty, covenant or other agreement contained herein) if there shall have been a material failure to perform or comply with any of the covenants or agreements set forth in this Agreement on the part of the other Party and such breach is not cured within five (5) days following receipt and a written notice of such breach;

         (g) by either Tele Digital or XOX if the other Party fails to recommend to its shareholders the approval of this Agreement and the Transactions or modifies or withdrawals such recommendation in a manner adverse to the other Party; or

         (h) by either Tele Digital or XOX and the Surviving Company, taken as a whole before the Effective Time if it determines that providing for the holders of the Dissenting Tele Digital Shares and/or Dissenting XOX Shares would have a Material Adverse Effect on XOX and the Surviving Corporation, taken as a whole, should the Merger be closed.

SECTION 7.2. EFFECT OF TERMINATION; EXPENSES.

         (a) If this Agreement is terminated pursuant to Section 7.1, this Agreement shall forthwith become void (except as set forth in Section 7.2(h)), and there shall be no liability on the part of any Party hereto, except as otherwise provided in this Section 7.2.

         (b) If this Agreement is terminated (i) by Tele Digital or XOX pursuant to Section 7.1(d) because of a failure to obtain the required approval of the shareholders of Tele Digital or XOX after an Alternative Transaction involving XOX shall have been publicly disclosed or made known to XOX, (ii) by Tele Digital pursuant to Section 7.1(e) or Section 7.1(f) if the breach giving rise to such termination was willful, or (iii) by Tele Digital pursuant to Section 7.1(g) if XOX fails to make the recommendation referred to therein to its shareholders, then, in any such case, within three (3) Business Days following any such termination, XOX shall pay to Tele Digital a termination fee of US$25,000 and reimburse Tele Digital for its reasonable out-of-pocket expenses incurred by Tele Digital in connection with this Agreement and the Transactions (including, without limitation, fees and expenses of legal, financial and accounting advisors).

         (c) If this Agreement is terminated (i) by Tele Digital or XOX pursuant to Section 7.1(d) because of a failure to obtain the required approval of shareholders of Tele Digital or XOX after an Alternative Transaction involving Tele Digital shall have been publicly disclosed or made known to Tele Digital,
(ii) by XOX pursuant to Section 7.1(e) or Section 7.1(f) if the breach giving rise to such termination was willful, or (iii) by XOX pursuant to Section 7.1(g) if Tele Digital fails to make the recommendation referred to therein to its shareholders, then, in any such case, within three (3) Business Days following any such termination, Tele Digital shall pay to XOX a termination fee of US$25,000 and reimburse XOX for its reasonable out-of-pocket expenses incurred by it in connection with this Agreement and the Transactions (including, without limitation, fees and expenses of legal, financial and accounting advisors).

         (d) Tele Digital and XOX each acknowledges that the agreements contained in this Section 7.2 are an integral part of the Transactions contemplated by this Agreement and are not a penalty and that, without these agreements, neither Tele Digital nor XOX would enter into this Agreement. If either Tele Digital or XOX fails to pay promptly the fee due pursuant to this
Section 7.2, such Party shall also pay to the other Party such other Party's costs and expenses (including legal fees and expenses) in connection with any action, including the filing of any lawsuit or other legal action, taken to collect payment, together with interest on the amount of the unpaid fee under this Section, accruing from its due date, at an interest rate per annum equal to two percentage points in excess of the prime rate quoted by The Wall Street Journal. Any change in the interest rate hereunder resulting from a change in such prime rate shall be effective at the beginning of the day of such change in such prime rate.

         (e) Notwithstanding anything in this Agreement to the contrary, the entitlement to the fees, costs and expenses described in Sections 7.2(b) and 7.2(c) hereof shall be the only remedies of the Parties hereto with respect to any breach of this Agreement by another Party.

         (f) Except as otherwise provided in this Section 7.2, all costs and expenses incurred in connection with this Agreement and the Transactions shall be paid by the Party incurring such expenses, whether or not any of the Transactions are consummated.

         (g) In no event shall any officer, agent or director of Tele Digital, XOX or any Affiliate of Tele Digital or XOX be personally liable hereunder for any breach or default by any Party of any of its representations, warranties, covenants and obligations hereunder.

         (h) Except as hereinafter provided, if this Agreement is terminated pursuant to any paragraph of Section 7.2, the obligations of the Parties to consummate the Merger will expire, and none of the Parties will have any further obligations under this Agreement except pursuant to Section 6.4, Section 6.14,
Section 6.15, this Section 7.2, and Section 9.14; provided that nothing herein shall relieve any Party from liability for the breach of any of its representations, warranties, covenants or agreements set forth herein occurring prior to the date of termination.


                                 ARTICLE VIII.

                                     CLOSING

SECTION 8.1. THE CLOSING.

         Subject to the provisions of Article VII and Section 8.2 hereof, the consummation of the Transactions will take place at a closing (the "Closing") at the offices of Tele Digital's legal counsel, Winthrop & Weinstine, P.A., 3000 Dain Rauscher Plaza, 60 South Sixth Street, Minneapolis, Minnesota 55402, at 10:00 A.M., when the conditions contained in this Article VIII have been fulfilled or waived by the Parties, or at such other date, time and place to which the Parties shall agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

SECTION 8.2. CLOSING CONDITIONS.

         (a) The respective obligations of each Party to effect the Transactions shall be subject to the fulfillment, at or before the Closing, of each of the following conditions:

                  (i) this Agreement and the Transactions, including the Merger, shall have been duly approved by the requisite vote of the Boards of Directors and the shareholders of Tele Digital, XOX and Sub in accordance with the MBCA and the DGCL, as applicable, and the respective articles or certificate of incorporation and bylaws of XOX, Tele Digital and Sub;

                  (ii) no order, injunction or decree of any federal, state or foreign court or Governmental Authority or other legal or regulatory restraint or prohibition preventing consummation of the Merger shall have been issued and be continuing in effect, nor shall any Proceeding brought by a Governmental Authority seeking any of the foregoing be pending (the Parties having used their respective commercially reasonable efforts, consistent with the provisions of this Agreement, to terminate any such litigation, Proceeding, investigation, arbitration or claim or to remove any such injunction or order), nor shall there be any statute, rule, regulation, injunction or order enacted, entered, promulgated, enforced or applicable to the Merger which makes the consummation of the Merger illegal, and the Merger and the other Transactions contemplated hereby shall not have been prohibited under any applicable federal or state law or regulation;

                  (iii) all authorizations, Consents, orders, declarations or approvals of, or filings with, or terminations or expirations of any waiting periods imposed by, any Governmental Authority, including, if applicable, such as may be required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, which the failure to obtain, make or occur would have the effect of making the Transactions illegal or would have, individually or in the aggregate, a Material Adverse Effect on Tele Digital or XOX (assuming the Transactions had taken place), shall have been obtained, shall have been made or shall have occurred;

                  (iv) the holders of no more than an acceptable number of shares of Tele Digital Common Stock and XOX Common Stock, as determined by mutual agreement of XOX and Tele Digital (if such dissenters' rights exist under the MBCA or the DGCL, as applicable) have given notice of their intent to exercise their dissenters' rights under the DGCL or the MBCA, as applicable, with respect to the Merger;

                  (v) each of Tele Digital and XOX and their respective legal counsel must be satisfied that the issuance of shares of XOX Common Stock in the Merger is exempt from registration under the Securities Act and applicable state securities or "Blue Sky" laws; and

                  (vi) Each of Tele Digital, XOX and Sub shall have paid the fees or expenses of its professionals incurred as a result of the Merger that are due and payable on or before the Closing Date.

         (b) The obligations of XOX hereunder are subject to the fulfillment, at or before the Closing, of each of the following conditions, all or any of which may be waived in whole or in part by XOX, in its sole discretion:

                  (i) no termination event set forth in Article VII having occurred;

                  (ii) the delivery of the documents and the performance of the acts set forth in Section 8.5;

                  (iii) the representations and warranties made by Tele Digital in this Agreement or in any Schedule delivered pursuant hereto which are qualified as to materiality shall be true and correct, and each such representation and warranty that is not so qualified shall be true and correct in all material respects (except for such changes contemplated by Sections 6.2(a)(i), (ii) and (ix)) on and as of the Closing with the same force and effect as though made on and as of the Closing or, in the case of representations and warranties made as of a specific date earlier than the Closing, on and as of such earlier date;

                  (iv) Tele Digital shall have performed and complied in all material respects with the agreements, covenants and obligations required by this Agreement to be so performed or complied with by Tele Digital at or before the Closing;

                  (v) to the reasonable satisfaction of XOX, Tele Digital shall have obtained such Consents and/or waivers as may be necessary for Tele Digital to effectuate the Transactions contemplated by this Agreement;

                  (vi) there shall be no material adverse difference in the information presented in the Tele Digital Year-End Financials compared to the information presented in the Tele Digital Audited Financials;

                  (vii) no Material Adverse Effect on Tele Digital shall have occurred since the Tele Digital Current Balance Sheet; and

                  (viii) Tele Digital shall have resolved the issues or items described on Schedule 4.17 and Schedule 4.20 under terms that are reasonably satisfactory to XOX.

         (c) The obligations of Tele Digital hereunder are subject to the fulfillment, at or before the Closing, of each of the following conditions, all or any of which may be waived in whole or in part by Tele Digital, in its sole discretion:

                  (i) no termination event set forth in Article VII having occurred;

                  (ii) the delivery of the documents and the performance of the acts set forth in Section 8.4;

                  (iii) the representations and warranties made by XOX in this Agreement or in any Schedule delivered pursuant hereto which are qualified as to materiality shall be true and correct, and each such representation and warranty that is not so qualified shall be true and correct in all material respects (except as contemplated by Sections 6.2(a)(i), (ii) and (ix)) on and as of the Closing with the same force and effect as though made on and as of the Closing or, in the case of representations and warranties made as of a specific date earlier than the Closing, on and as of such earlier date;

                  (iv) XOX shall have performed and complied in all material respects with the agreements, covenants and obligations required by this Agreement to be so performed or complied with by XOX at or before the Closing;

                  (v) to the reasonable satisfaction of Tele Digital, XOX shall have obtained any and all such Consents and/or waivers as may be necessary for XOX to effectuate the transactions contemplated by this Agreement;

                  (vi) no Material Adverse Effect on XOX shall have occurred since the XOX Current Balance Sheet date;

                  (vii) immediately before the Merger, XOX shall have prepaid insurance premiums on its directors and officers insurance policy in an amount satisfactory to the

         Tele Digital Board plus cash and cash equivalents (including any cash remaining upon XOX's sale of "Excluded Assets," as that term is defined in Section 8.2(c)(ix) below), such that the total of such prepaid premiums and cash and cash equivalents ("Cash and Prepaid Expenses"), is at least seven hundred fifty thousand and 00/100 (US $750,000.00); provided, however, that if the amount of Cash and Prepaid Expenses is less than or greater than $1,000,000.00, Tele Digital may elect to waive such requirement if the Exchange Ratio is appropriately adjusted;

                  (viii) XOX shall have terminated its real property lease described in Schedule 5.21(d) under terms that are reasonably satisfactory to Tele Digital; and

                  (ix) XOX will have spun off to its shareholders or will have sold the assets described on Exhibit D (collectively, the "Excluded Assets").

SECTION 8.3. CLOSING DELIVERIES.

         At the Closing, the Parties shall deliver the documents, and shall perform the acts, which are set forth in this Article VIII. All documents which Tele Digital shall deliver shall be in form and substance reasonably satisfactory to XOX and its counsel. All documents which XOX shall deliver shall be in form and substance reasonably satisfactory to Tele Digital and its counsel.

SECTION 8.4. DELIVERIES BY XOX.

         XOX shall execute and deliver (or cause to be executed and delivered) to Tele Digital all of the following:

         (a) certified copies of resolutions of XOX's board of directors and shareholders authorizing the Merger and the other Transactions and the execution, delivery and performance by XOX of this Agreement and any other Transaction Documents to which XOX is a Party;

         (b) incumbency certificates with respect to the officers of XOX executing this Agreement and any other Transaction Document to which XOX is a party;

         (c) a certificate of the Chief Executive Officer of XOX confirming that the representations and warranties given herein by XOX are true and correct in all material respects at Closing (except for such changes contemplated by Sections 6.2(a)(i), (ii) and (iii));

         (d) a certificate of the Chief Executive Officer of XOX confirming that the covenants set forth herein to be performed or complied with by XOX prior to Closing have been performed or complied with in all material respects;

         (e) evidence reasonably satisfactory to Tele Digital that XOX and Sub have taken the actions necessary or desirable to constitute the Boards of Directors and officers of Tele Digital and the Surviving Corporation as set forth in Sections 2.2(b)(ii) and (iii);

         (f) evidence reasonably satisfactory to Tele Digital that XOX meets the requirements described in Section 8.2(c)(vii) and has taken the actions described in Sections 8.2(c)(viii) and (ix);

         (g) Holdback Agreements signed by each of the holders of XOX Common Stock who will beneficially own at least five percent (5%) of the shares of XOX Common Stock immediately after the Merger, as provided in Section 6.13; and

         (h) an opinion of Gray Plant Mooty, P.A., legal counsel to XOX, in the form attached hereto as Exhibit E, dated as of the Closing Date and addressed to Tele Digital.

SECTION 8.5. DELIVERIES BY TELE DIGITAL.

         Tele Digital shall execute and deliver (or cause to be executed and delivered) to XOX all of the following:

         (a) certified copies of resolutions of Tele Digital's board of directors and shareholders authorizing the Merger and the other Transactions and the execution, delivery and performance by Tele Digital of this Agreement and any other Transaction Documents to which Tele Digital is a party;

         (b) incumbency certificates with respect to the officers of Tele Digital executing this Agreement and any other Transaction Document to which Tele Digital is a party;

         (c) a certificate of the Chief Executive Officer of Tele Digital confirming that the representations and warranties given herein by Tele Digital are true and correct in all material respects (except for such changes contemplated by Section 6.2(a)(i), (ii) and (iii)) at Closing;

         (d) a certificate of the Chief Executive Officer of Tele Digital confirming that the covenants set forth herein to be performed or complied with by Tele Digital prior to Closing have been performed or complied with in all material respects and that, to his Knowledge, based solely on the signed and completed Shareholder Representation Agreements received from the Tele Digital shareholders who will be receiving XOX Common Stock in the Merger, no more than thirty-five (35) of such shareholders are not "accredited investors" within the meaning of that term as defined in Rule 501(a) under the Securities Act and that the remaining shareholders are "accredited investors," as so defined;

         (e) an opinion of Winthrop & Weinstine, P.A., legal counsel to Tele Digital, in the form attached hereto as Exhibit F, dated as of the Closing Date and addressed to XOX; and

         (f) Holdback Agreements signed by each of the holders of Tele Digital Common Stock who will beneficially own at least five percent (5%) of the shares of XOX Common Stock immediately after the Merger, as provided in Section 6.13.

                                  ARTICLE IX.

                                  MISCELLANEOUS

SECTION 9.1. GOVERNING LAW.

         This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of Minnesota, United States (without giving effect to principles of conflict of laws).

SECTION 9.2. WAIVER OF COMPLIANCE; CONSENTS.

         At any time prior to the Effective Time, any parties hereto may (a) extend the time for the performance of any obligation or other act of any other Party hereto, (b) waive any inaccuracy in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party or Parties to be bound thereby, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement, or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any Party hereto, such consent shall be given in writing.

SECTION 9.3. SUCCESSORS AND ASSIGNS.

         This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by any of the Parties hereto without the prior written consent of the other Parties, except as provided in Section 6.14 and Section 6.15. Except for the holders of shares of XOX Common Stock issued in the Merger who have the rights described in Section
6.14 and Section 6.15, this Agreement is not intended to confer upon any other Person, except the Parties hereto, any rights or remedies hereunder, and no third Person shall be a third party beneficiary of this Agreement.

SECTION 9.4. ENTIRE AGREEMENT.

         This Agreement, including the Schedules and Exhibits hereto, and the other Transaction Documents constitute the full and entire understanding and agreement among the Parties with regard to the subjects hereof and replace and supersede all prior oral or written communications or understandings with respect to such subjects.

SECTION 9.5. SEVERABILITY.

         If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions contemplated by this Agreement is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the Transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

SECTION 9.6. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

         All of the representations and warranties of the Parties contained in this Agreement (or in any document delivered or to be delivered pursuant to this Agreement or in connection with the Closing) shall survive the Effective Time and any investigation at any time made by or on behalf of any Party for a period of one (1) year following the Effective Time other than covenants that by their terms are to be performed after the Effective Time (including, without limitation, the covenants set forth in Sections 6.14, 6.15 and 7.2 hereof); provided that no such representations, warranties or covenants shall be deemed to be terminated or extinguished so as to deprive any Party (or any director, officer or controlling Person thereof) of any defense at law or in equity which otherwise would be available against the claims of any Person, including, without limitation, any shareholder or any former shareholder of either Tele Digital or XOX.

SECTION 9.7. AMENDMENT AND MODIFICATION.

         Subject to applicable law, this Agreement may be amended, modified, or supplemented only by written agreement of Tele Digital and XOX at any time prior to the Effective Time with respect to any of the terms contained herein; provided, however, that, after the approval of this Agreement by the shareholders of Tele Digital or XOX, no amendment may be made that would require shareholder approval under applicable law unless such shareholder approval shall have been obtained.

SECTION 9.8.         NOTICES.

         All notices required or permitted hereunder shall be in writing and shall be deemed effectively given (a) upon personal delivery to the Party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five
(5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) three (3) business days after deposit with a nationally recognized overnight courier, specifying such delivery, with written verification of receipt. All such notices shall be sent to the following addresses, or to such other address as a Party shall notify the other Parties under this Section:

            if to Tele Digital:      Tele Digital Development, Inc.
                                     1325 East 79th Street, Suite 6
                                     Bloomington, Minnesota  55425
                                     Attention:  Mr. Richard L. Barnaby,
                                     President and Chief Executive Officer
                                     Fax:  952.876.0528
            with a copy to:          Winthrop & Weinstine, P.A.
                                     3000 Dain Rauscher Plaza
                                     60 South Sixth Street
                                     Minneapolis, Minnesota  55402, U.S.A.
                                     Attention:  Michele D. Vaillancourt
                                     Fax:  612.347.0600

            if to XOX:               XOX Corporation
                                     12400 Whitewater Drive, Suite 2040
                                     Minnetonka, Minnesota  55343
                                     Attention: Mr. John Sutton
                                     Fax:  952.646.1691

            with a copy to:          Gray, Plant, Mooty, Mooty & Bennett, P.A.
                                     3400 Multifoods Tower
                                     33 South Sixth Street
                                     Attention:  Daniel R. Tenenbaum, Esq.
                                                       Les B. Korsh, Esq.
                                     Fax:  612.333.0066

            if to Sub:               TD Acquisition, Inc.
                                     12400 Whitewater Drive, Suite 2040
                                     Minnetonka, Minnesota  55343
                                     Attention:  Mr. John Sutton
                                     Fax:  952.646.1691

            with a copy to:          Gray, Plant, Mooty, Mooty & Bennett, P.A.
                                     3400 Multifoods Tower
                                     33 South Sixth Street
                                     Attention:  Daniel R. Tenenbaum, Esq.
                                                       Les B. Korsh, Esq.
                                     Fax:  612.333.0066

SECTION 9.9. DELAYS OR OMISSIONS.

         No delay or omission to exercise any right, power or remedy accruing to any of the Parties hereto, upon any breach or default of any other Party, shall impair any such right, power or remedy of such Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing.

SECTION 9.10. REMEDIES CUMULATIVE.

         All remedies, either under this Agreement or by law or otherwise afforded to any Party, shall be cumulative and not alternative.

SECTION 9.11. FURTHER ASSURANCES.

         Each of the Parties shall execute and deliver such documents and take such other actions as reasonably requested by any other Party in furtherance of the transactions contemplated hereby.

SECTION 9.12. COUNTERPARTS.

         This Agreement and the other Transaction Documents may be executed in one or more counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument.

SECTION 9.13. INVESTIGATION.

         The respective representations and warranties of Tele Digital and XOX contained herein or in any certificates or other documents delivered prior to or at the Closing shall not be deemed waived or otherwise affected by any investigation made by any party hereto.

SECTION 9.14. PUBLICITY.

         Upon execution of this Agreement by Tele Digital and XOX, Tele Digital and XOX shall jointly issue a press release, as agreed upon by them. The Parties intend that all future statements or communications to the public or press regarding this Agreement or the Transactions, including the Merger, will be mutually agreed upon by them, except as provided in the following sentence. No Party shall, without such mutual agreement or the prior consent of the others, file any documents or issue any statement or communication to the public or to the press regarding this Agreement, the Transactions, or any of the terms, conditions, or other matters with respect to this Agreement, except as required by law and then only (a) upon the advice of such Party's legal counsel; (b) to the extent required by law; and (c) following prior notice to, and consultation with, the other Parties (which notice shall include a copy of the proposed statement or communication to be issued to the press or public).

SECTION 9.15. SPECIFIC PERFORMANCE.

         The Parties hereto agree that irreparable damage would occur if any provision of this Agreement was not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date set forth in the first paragraph hereof.


                                               TELE DIGITAL DEVELOPMENT, INC., a
                                               Minnesota corporation


                                               By:
                                                   -----------------------------
                                                 Its:
                                                      --------------------------



                                               XOX CORPORATION, INC., a
                                               Delaware corporation


                                               By:
                                                   -----------------------------
                                                 Its:
                                                      --------------------------


                                               TD ACQUISITION, INC.
                                               a Minnesota corporation


                                               By:
                                                   -----------------------------
                                                 Its:
                                                      --------------------------

                                 AMENDMENT NO. 1
                                       TO
                          AGREEMENT AND PLAN OF MERGER


THIS AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER ("Amendment No. 1") is made and entered into as of the 29th day of March, 2002, by and among Tele Digital Development, Inc., a Minnesota corporation ("Tele Digital"), XOX Corporation, a Delaware corporation ("XOX"), and TD Acquisition, Inc., a Minnesota corporation ("Sub").

WHEREAS, Tele Digital, XOX and Sub entered into an Agreement and Plan of Merger dated as of January 7, 2002 (the "Merger Agreement"); and

WHEREAS, Tele Digital, XOX and Sub want to amend the Merger Agreement as set forth in this Amendment No. 1.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants, representations and warranties set forth herein and in the Merger Agreement, Tele Digital, XOX and Sub, intending to be legally bound, hereby agree as follows:

1. Section 6.2(a)(i) of the Merger Agreement is hereby amended to read in its entirety as follows:

     (i) except to the extent Tele Digital, XOX or Sub takes such actions to facilitate and effect the Closing hereunder, and except to the extent permitted by Section 6.2(a)(ii) of this Agreement, (A) amend its articles or certificate of incorporation, by-laws or other organizational documents, (B) split, combine or reclassify any shares of its outstanding capital stock, (C) declare, set aside or pay any dividend or other distribution payable in cash, stock or property, or
          (D) directly or indirectly redeem or otherwise acquire any shares of its capital stock;

2. Section 6.2(a)(ii) of the Merger Agreement is hereby amended to read in its entirety as follows:

     (i) authorize for issuance, issue or sell, deliver or agree to issue or sell any shares of, or rights to acquire or convertible into any shares of, its capital stock (whether through the issuance or granting of options, warrants, convertible or exchangeable securities, commitments, subscriptions, rights to purchase or otherwise), or amend any of the terms of any such capital stock, except: (1) for the issuance of shares of Tele Digital Common Stock upon the exercise or conversion of Tele Digital Rights and the issuance of XOX Common Stock upon the exercise or conversion of XOX Rights; (2) to the extent Tele Digital, XOX or Sub takes such actions to facilitate and effect the Closing hereunder; (3) for the sale of up to $300,000 of XOX Common Stock (the "Pre-Merger XOX Common Stock") after the date of this Agreement and prior to the Closing Date at a price equal to the then fair market value of the XOX Common Stock; and (4) for the issuance by Tele Digital of a number of shares of Tele Digital Common Stock that does not exceed the number of shares of Tele Digital Common Stock subject to warrants set forth in Section 4.3(a) at a purchase price of $0.20 per share including, without limitation, upon the assignment to Tele Digital of such warrants for no consideration and the subsequent reissuance of the shares of Tele Digital Common Stock subject to such assigned warrants.

3. The first sentence of Section 6.5(a) of the Merger Agreement is hereby amended by replacing the date "April 30, 2002" with the date "June 30, 2002."

4. Section 7.1(b) of the Merger Agreement is hereby amended by replacing the date "April 30, 2002" with the date "June 30, 2002."

5. Except as expressly amended by this Amendment No. 1, the Merger Agreement shall remain in full force and effect. The capitalized terms used herein shall have the same meanings ascribed to them in the Merger Agreement.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 1 as of the date set forth in the first paragraph hereof.


                                                  TELE DIGITAL DEVELOPMENT, INC.

                                                  By:
                                                      --------------------------
                                                      Signature

                                                  ------------------------------
                                                  Name Typed or Printed

                                                  Its:
                                                       -------------------------
                                                       Title Typed or Printed


                                                  XOX CORPORATION

                                                  By:
                                                      --------------------------
                                                      Signature

                                                  ------------------------------
                                                  Name Typed or Printed

                                                  Its:
                                                       -------------------------
                                                       Title Typed or Printed


                                                  TD ACQUISITION, INC.

                                                  By:
                                                      --------------------------
                                                      Signature

                                                  ------------------------------
                                                  Name Typed or Printed

                                                  Its:
                                                       -------------------------
                                                       Title Typed or Printed

                                                                      APPENDIX B



FINANCIAL STATEMENTS AND REPORT OF
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TELE DIGITAL DEVELOPMENT, INC.

DECEMBER 31, 2001 AND 2000

                                    CONTENTS

                                                                            Page
                                                                            ----

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS..........................B-1

FINANCIAL STATEMENTS

   CONSOLIDATED BALANCE SHEETS..............................................B-2

   CONSOLIDATED STATEMENTS OF OPERATIONS....................................B-4

   CONSOLIDATED STATEMENTS OF DEFICIT IN
      STOCKHOLDERS' EQUITY..................................................B-5

   CONSOLIDATED STATEMENTS OF CASH FLOWS....................................B-6

   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS...............................B-8

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Board of Directors
Tele Digital Development, Inc.

         We have audited the accompanying consolidated balance sheets of Tele Digital Development, Inc. (a Minnesota corporation) as of December 31, 2001 and 2000, and the related consolidated statements of operations, deficit in stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

         In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Tele Digital Development, Inc. as of December 31, 2001 and 2000, and the consolidated results of their operations and their consolidated cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

         The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note B, the Company incurred a net loss of $1,892,088 during the year ended December 31, 2001, and, as of that date, the Company's current liabilities exceeded its current assets by $1,870,704. These factors, among others, as discussed in note B to the financial statements, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                                    /s/ Grant Thornton


Minneapolis, Minnesota
February 15, 2002 (except for the first paragraph of Note D as to which the date is March 8, 2002)

                              FINANCIAL STATEMENTS

                         TELE DIGITAL DEVELOPMENT, INC.

                           CONSOLIDATED BALANCE SHEETS

                           DECEMBER 31, 2001 AND 2000


                ASSETS                     2001          2000
                                        ---------     ---------

CURRENT ASSETS
   Cash                                 $      --     $     318
   Accounts receivable                     30,463            --
   Notes receivable from employees         61,022         2,500
   Inventories                             15,412        73,065
                                        ---------     ---------

                Total current assets      106,897        75,883


EQUIPMENT - AT COST
   Furniture and equipment                 70,110        61,524
   Automobile                              22,745        22,745
                                        ---------     ---------
                                           92,855        84,269
   Less accumulated depreciation          (64,474)      (45,399)
                                        ---------     ---------
                                           28,381        38,870


OTHER ASSETS
   Intangible asset, net                  178,267            --
   Security deposit                         5,753         5,753
                                        ---------     ---------

                                          184,020         5,753
                                        ---------     ---------

                                        $ 319,298     $ 120,506
                                        =========     =========


The accompanying notes are an integral part of these financial statements.

                         TELE DIGITAL DEVELOPMENT, INC.

                           DECEMBER 31, 2001 AND 2000

                LIABILITIES AND DEFICIT IN
                   STOCKHOLDERS' EQUITY                          2001             2000
                                                             ------------     ------------
CURRENT LIABILITIES
   Bank overdraft                                            $     42,395     $     34,910
   Lines of credit                                              1,000,000          500,000
   Current maturities of long-term debt                            55,882           65,345
   Due to related parties                                         147,000           37,500
   Accounts payable                                               136,238           66,530
   Accrued payroll and payroll taxes                              531,687          228,926
   Accrued liabilities                                             64,399           33,484
                                                             ------------     ------------

                Total current liabilities                       1,977,601          966,695

LONG-TERM DEBT, less current maturities                             6,949           12,933

COMMITMENTS AND CONTINGENCIES                                          --               --

DEFICIT IN STOCKHOLDERS' EQUITY
   Common stock, $.01 par value; 50,000,000 shares
      authorized; 22,948,978 and 19,727,688 shares issued
      and outstanding at December 31, 2001 and 2000               229,489          197,276
   Additional paid-in capital                                   8,183,103        7,129,358
   Accumulated deficit                                        (10,077,844)      (8,185,756)
                                                             ------------     ------------
                                                               (1,665,252)        (859,122)
                                                             ------------     ------------

                                                             $    319,298     $    120,506
                                                             ============     ============


The accompanying notes are an integral part of these financial statements.

                         TELE DIGITAL DEVELOPMENT, INC.

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                            YEARS ENDED DECEMBER 31,


                                                      2001            2000
                                                  -----------     -----------

Net sales                                         $   167,020     $   256,182

Cost of goods sold                                    131,872         108,879
                                                  -----------     -----------

                Gross profit                           35,148         147,303

Operating expenses
   General and administrative                       1,415,466       1,187,400
   Research and development                           257,743          38,852
   Marketing                                          141,922          19,888
                                                  -----------     -----------
                                                    1,815,131       1,246,140
                                                  -----------     -----------

                Operating loss                     (1,779,983)     (1,098,837)

Other expenses (income)
   Interest expense                                   113,354          67,389
   Other income                                        (6,249)             --
                                                  -----------     -----------
                                                      107,105          67,389
                                                  -----------     -----------

                Loss before income tax expense     (1,887,088)     (1,166,226)

Income tax expense                                      5,000           5,000
                                                  -----------     -----------

                NET LOSS                          $(1,892,088)    $(1,171,226)
                                                  ===========     ===========


The accompanying notes are an integral part of these financial statements.

                         TELE DIGITAL DEVELOPMENT, INC.

           CONSOLIDATED STATEMENTS OF DEFICIT IN STOCKHOLDERS' EQUITY

                            YEARS ENDED DECEMBER 31,

                                                     Common stock              Additional                       Total deficit in
                                              -------------------------         paid-in        Accumulated        stockholders'
                                            Shares            Amount            capital          deficit            equity
                                         ------------      ------------      ------------      ------------       ------------
Balance at December 31, 1999               17,771,854      $    177,718      $  6,326,749      $ (7,014,530)      $   (510,063)

   Issuance of common stock                 1,098,334            10,983           446,184                --            457,167

   Exercise of stock warrants                 857,500             8,575           153,925                --            162,500

   Issuance of warrant for services                --                --           112,500                --            112,500

   Grant of stock options                          --                --            90,000                --             90,000

   Net loss                                        --                --                --        (1,171,226)        (1,171,226)
                                         ------------      ------------      ------------      ------------       ------------

Balance at December 31, 2000               19,727,688           197,276         7,129,358        (8,185,756)          (859,122)

   Issuance of common stock                 1,761,500            17,615           532,385                --            550,000

   Exercise of stock warrants               1,459,790            14,598           291,360                --            305,958

   Grant of stock options                          --                --           230,000                --            230,000

   Net loss                                        --                --                --        (1,892,088)        (1,892,088)
                                         ------------      ------------      ------------      ------------       ------------

Balance at December 31, 2001               22,948,978      $    229,489      $  8,183,103      $(10,077,844)      $ (1,665,252)
                                         ============      ============      ============      ============       ============


The accompanying notes are an integral part of these financial statements.

                         TELE DIGITAL DEVELOPMENT, INC.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                     YEARS ENDED DECEMBER 31, 2001 AND 2000


                                                               2001            2000
                                                           -----------     -----------
Cash flows from operating activities:
   Net loss                                                $(1,892,088)    $(1,171,226)
   Adjustments to reconcile net loss to net cash
     used in operating activities:
       Depreciation and amortization                            65,987          18,207
       Compensation expense related to stock options           230,000          90,000
       Issuance of common stock for services rendered          129,500         187,500
       Increase in additional paid-in capital for
          services rendered                                         --         112,500
       Changes in assets and liabilities, net of assets
         purchased and liabilities assumed:
           Accounts receivable                                   6,271              --
           Inventories                                          57,653         (31,732)
           Security deposit                                         --          (5,753)
           Accounts payable                                     20,575           9,674
           Accrued payroll and payroll taxes                   302,761         204,606
           Accrued liabilities                                  29,894          33,484
                                                           -----------     -----------

                Net cash used in operating activities       (1,049,447)       (552,740)

Cash flows from investing activities:
   Cash acquired in business acquisition                         3,305              --
   Issuance of notes receivable to employees                   (58,522)         (2,500)
   Purchase of equipment                                        (8,586)        (30,904)
                                                           -----------     -----------

                Net cash used in investing activities          (63,803)        (33,404)


The accompanying notes are an integral part of these financial statements.

                         TELE DIGITAL DEVELOPMENT, INC.

                     YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                 2001            2000
                                                             -----------     -----------
Cash flows from financing activities:
   Bank overdraft                                            $     7,485     $    20,367
   Proceeds from borrowings on lines of credit                 1,400,000         115,000
   Payments on lines of credit                                  (900,000)             --
   Proceeds from borrowings on long-term debt                         --         197,745
   Payments on long-term debt                                    (15,447)       (119,467)
   Proceeds from advances from related parties                   106,936         217,500
   Payments on advances from related parties                     (12,500)        (55,000)
   Proceeds from exercise of stock warrants                      305,958         162,500
   Proceeds from issuance of common stock                        220,500          44,667
                                                             -----------     -----------

                Net cash provided by financing activities      1,112,932         583,312
                                                             -----------     -----------

                Net decrease in cash                                (318)         (2,832)

Cash at beginning of year                                            318           3,150
                                                             -----------     -----------

Cash at end of year                                          $        --     $       318
                                                             ===========     ===========

Cash paid for:
   Interest                                                  $    95,964     $    31,849

Supplemental disclosure of non-cash financing activities:
   Common stock issued for repayment of long-term debt       $        --     $   225,000
   Common stock issued in connection with business
      acquisition                                            $   200,000     $        --


The accompanying notes are an integral part of these financial statements.

                         TELE DIGITAL DEVELOPMENT, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 2001 AND 2000


NOTE A  -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Tele Digital Development, Inc. (the "Company") develops and markets operating software systems for the wireless communications market in North America.

   A summary of the Company's significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

   Principles of Consolidation
   ---------------------------

   The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Teledigital Technologies, LLC. All intercompany balances and transactions have been eliminated in consolidation.

   Revenue Recognition
   -------------------

   Revenue for sales of the Company's systems is recognized when it is realized and earned. This generally does not occur until all of the following are met: persuasive evidence of an arrangement to purchase exists, delivery has occurred, the price is fixed and collectibility is reasonably assured. The Company considers delivery to have occurred when its products are shipped.

   Bank Overdraft
   --------------

   The Company funds the bank overdraft through additional borrowings on the line of credit.

   Fair Value of Financial Instruments
   -----------------------------------

   The financial statements include the following financial instruments: accounts receivable, notes receivable, accounts payable and bank debt. At December 31, 2001 and 2000, the fair values of these financial instruments approximate their carrying amounts.

   Accounts Receivable
   -------------------

   The Company grants credit to customers in the normal course of business, but generally does not require collateral or any other security to support amounts due. The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they are charged to operations when that determination is made.

                         TELE DIGITAL DEVELOPMENT, INC.

                           DECEMBER 31, 2001 AND 2000


NOTE A  -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  -  Continued

   Notes Receivable from Employees
   -------------------------------

   The Company provides advances on notes receivable to employees on credit terms it establishes with them. The Company considers all notes receivable to be fully collectible; accordingly, no allowance for doubtful notes is required. If amounts become uncollectible, they are charged to operations when that determination is made.

   Inventories
   -----------

   Inventories are stated at the lower of cost (determined on the first-in, first-out basis) or market. Inventories consist primarily of finished goods.

   Depreciation
   ------------

   Depreciation is provided in amounts sufficient to relate the cost of depreciable assets to operations over their estimated useful lives using the straight-line method for financial reporting purposes and accelerated methods for tax purposes.

   The estimated useful lives are as follows:

                Furniture and equipment                             3 years
                Automobile                                          4 years

   Intangible Asset
   ----------------

   During 2001, the Company acquired software in connection with a business acquisition. The software is being amortized on the straight-line method over two years. Accumulated amortization was $46,912 at December 31, 2001.

   Research and Development Costs
   ------------------------------

   Expenditures for research and development activities performed by the Company are charged to operations as incurred.

                         TELE DIGITAL DEVELOPMENT, INC.

                           DECEMBER 31, 2001 AND 2000


NOTE A  -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  -  Continued

   Stock-Based Compensation
   ------------------------

   The Company utilizes the intrinsic value method of accounting for employee stock-based compensation. Under this method, compensation expense is recognized for the amount by which the estimated fair value of the common stock on the date of grant exceeds the exercise price of the stock options. In 2001 and 2000, the Company recognized compensation expense of $230,000 and $90,000 in connection with the granting of stock options to employees.

   Use of Estimates
   ----------------

   Preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE B  -  ABILITY TO CONTINUE AS A GOING CONCERN

   The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. However, the Company incurred a net loss of $1,892,088 for the year ended December 31, 2001 and has a working capital deficit of $1,870,704 at December 31, 2001.

   The Company has not remitted payroll or unemployment taxes to taxing authorities for the years ending December 31, 2001 and 2000. At December 31, 2001 and 2000, an estimated liability for the amounts due, including an estimate for penalties and interest, of $518,000 and $208,000 was recorded. As the Company has been delinquent in remitting the taxes, it is possible a taxing authority may place a lien on the assets of the Company.

   Recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon access to additional financing. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or classification of liabilities that might be necessary should the Company be unable to continue in existence.

                         TELE DIGITAL DEVELOPMENT, INC.

                           DECEMBER 31, 2001 AND 2000


NOTE B  -  ABILITY TO CONTINUE AS A GOING CONCERN  -  Continued

   Management plans to obtain additional financing through capital contributions and by merging with a company that has liquid assets. On September 7, 2001, the Company signed a letter of intent to merge with XOX Corporation (XOX), a publicly-held company with no operations and net assets, comprised primarily of liquid assets, of approximately $850,000 at December 31, 2001. On January 7, 2002, the Company signed an agreement to merge with XOX. Upon completion of the merger, shareholders of the Company will own approximately 77% of the merged company and shareholders of XOX will own approximately 23%. The merger is subject to the approval of the shareholders of both the Company and XOX.


NOTE C  -  BUSINESS ACQUISITION

   On July 19, 2001, the Company acquired certain assets and assumed certain liabilities of Teledigital Technologies, LLC, a company located in Dallas, Texas that develops and markets software systems for the wireless communications market. The acquisition was accounted for as a purchase and, accordingly, results of operations relating to the purchased assets have been included in the statement of operations from the date of acquisition.

   The purchase price of $200,000 was financed through the issuance of 400,000 shares of common stock and 400,000 warrants to purchase an additional 400,000 shares of common stock. The warrants have an exercise price of $0.50 and expire on August 1, 2005.

   The fair value of the assets acquired, liabilities assumed, and purchase price were as follows:

                Cash                                           $   3,305
                Accounts receivable                               36,734
                Software                                         225,179
                                                               ---------
                                                                 265,218

                Due to related party                             (15,064)
                Accounts payable                                 (49,133)
                Accrued liabilities                               (1,021)
                                                               ---------
                                                                 (65,218)
                                                               ---------
                Common stock issued                            $ 200,000
                                                               =========

   The software acquired relates to a software system that management believes has a useful life of two years.

                         TELE DIGITAL DEVELOPMENT, INC.

                           DECEMBER 31, 2001 AND 2000


NOTE D  -  LINES OF CREDIT

   At December 31, 2001, the Company has a $1,000,000 revolving line of credit agreement with a bank. Advances under the line of credit accrue interest at prime plus 1% (effective rate of 5.75% at December 31, 2001) and all outstanding principal and accrued interest was due on February 1, 2002. The line is collateralized by substantially all the assets of the Company and is jointly and severally guaranteed by two shareholders and the revocable trust of one shareholder. On March 8, 2002, the bank extended the due date of the line of credit to December 5, 2002.

   At December 31, 2000, the Company had two line of credit agreements with an aggregate available balance of $900,000. Advances on a $400,000 line of credit accrued interest at prime plus 2% (effective rate of 11.5% at December 31, 2000). Advances on a $500,000 line of credit accrued interest at prime plus 1% (effective rate of 10.5% at December 31, 2000). Both lines were collateralized by substantially all the assets of the Company. The Company had $400,000 outstanding on the $400,000 line of credit. This line of credit was repaid in 2001. The Company had $100,000 outstanding on the $500,000 line of credit. This line of credit was converted to the $1,000,000 line of credit during 2001.


NOTE E  -  LONG-TERM DEBT

   Long-term debt consists of the following at December 31:
                                                                                  2001         2000
                                                                                --------      --------
     Convertible note payable to an individual, with interest payable
       monthly at 13%, principal due December 1, 2001(a)(b)                     $ 50,000      $ 60,000

     Note payable to finance company, due in monthly installments of $573 including interest at 9.49% through January 2004, collateralized by
       an automobile                                                              12,831        18,278
                                                                                --------      --------
                                                                                  62,831        78,278
     Less current maturities                                                      55,882        65,345
                                                                                --------      --------

     Net long-term debt                                                         $  6,949      $ 12,933
                                                                                ========      ========

    (a) The note is convertible at the individual's option at a rate of $0.50 per share.

                         TELE DIGITAL DEVELOPMENT, INC.

                           DECEMBER 31, 2001 AND 2000


NOTE E  -  LONG-TERM DEBT  -  Continued

     (b) If principal is not repaid by December 1, 2001, a warrant to purchase 10,000 common shares will be issued for every 30 days the Note is unpaid. Warrants to purchase 300,000 shares of common stock were granted with the issuance of the Note and an additional warrant to purchase 10,000 shares was granted as the Note was unpaid at December 31, 2001.

   Schedule of principal repayments of the long-term debt are as follows for the years ending December 31:

                2002                                            $ 55,882
                2003                                               6,474
                2004                                                 475
                                                                --------

                                                                $ 62,831
                                                                ========


NOTE F  -  STOCKHOLDERS' EQUITY

   Stock Options
   -------------

   The Company has 10,000,000 shares of non-voting common stock reserved to be issued under its 1994 Incentive Stock Plan (the Plan). The Plan provides for incentive stock options or nonqualified options to be granted to employees, officers and directors (whether or not employees), technical advisors, consultants and agents of the Company.

   A summary of the Company's stock option activity, is as follows:

                                                                Weighted average
                                                    Shares       exercise price
                                                  ---------      --------------
     Outstanding at December 31, 1999             2,350,000           $.20

       Granted                                      900,000            .20
                                                  ---------
     Outstanding at December 31, 2000             3,250,000            .20

       Granted                                    1,150,000            .20
                                                  ---------

     Outstanding at December 31, 2001             4,400,000            .20
                                                  =========

   The options are fully vested upon issuance and have a weighted-average exercise price of $0.20 per share, with a weighted-average remaining life of
   8.3 years.

                         TELE DIGITAL DEVELOPMENT, INC.

                           DECEMBER 31, 2001 AND 2000


NOTE F  -  STOCKHOLDERS' EQUITY  -  Continued

   Pro Forma Disclosures
   ---------------------

   For purposes of pro-forma disclosure, the fair value of each option is estimated at the grant date using a Black-Scholes option pricing model with the following weighted-average assumptions: risk-free interest rate of 5.3% for both years; zero dividend yield; and expected life of 10 years.

   The Company's pro forma information, assuming the fair value method had been used, is as follows:

                                                   2001            2000
                                                   ----            -----
     Net loss
       As reported                            $ (1,892,088)   $ (1,171,226)
       Pro forma                                (2,329,088)     (1,513,226)

   Warrants
   --------

   The Company has also issued warrants in connection with debt and equity offerings which are summarized as follows:

                                                      Warrants                 Weighted                Weighted
                                                     outstanding               average                 average
                                                   and exercisable           exercise price          remaining life
                                                   ---------------           --------------          --------------
     Balance at December 31, 1999                       7,217,809                 $.47                 2.91 years
       Granted                                          1,025,000                  .26                 3.79
       Forfeited                                         (165,000)                 .20                   --
       Exercised                                         (857,500)                 .19                   --
                                                   ---------------
     Balance at December 31, 2000                       7,220,309                  .48                 2.36
       Granted                                          1,560,000                  .31                 4.08
       Forfeited                                         (481,050)                 .20                   --
       Exercised                                       (1,459,790)                 .21                   --
                                                   ---------------
     Balance at December 31, 2001                       6,839,469                 $.42                 2.30
                                                       ==========

                         TELE DIGITAL DEVELOPMENT, INC.

                           DECEMBER 31, 2001 AND 2000


NOTE F  -  STOCKHOLDERS' EQUITY  -  Continued

   On October 16, 2001, the Company offered all warrant holders as of that date a reduction in the warrant exercise price to $0.20 per warrant. This offer was available for the period October 16, 2001 through October 31, 2001. 1,012,290 warrants were exercised during the period at the $0.20 exercise price.

   Also, during this same period, two warrant holders were offered a reduction in the warrant price to $0.10 per warrant. 260,000 warrants were exercised during this period at the $0.10 exercise price.


NOTE G  -  INCOME TAXES

   The Company's deferred tax asset is as follows:

                                                   2001               2000
                                               -----------        -----------
     Deferred tax asset:
       Net operating loss carryforwards        $ 3,200,000        $ 2,600,000
     Less valuation allowance                   (3,200,000)        (2,600,000)
                                               -----------        -----------

         Net deferred tax asset                       $ --               $ --
                                               ===========        ===========

   At December 31, 2001, the Company has net operating loss carryforwards of approximately $10,000,000 available to offset future taxable income expiring between 2008 and 2021. Utilization of net operating losses is subject to limitation should there be a change of control as defined in the Internal Revenue Code.

   Income tax expense on the financial statements relates to minimum fees in the state of Minnesota and an income tax accrual for possible penalties and interest as the Company had not filed prior year income tax returns since 1996.

                         TELE DIGITAL DEVELOPMENT, INC.

                           DECEMBER 31, 2001 AND 2000


NOTE H  -  RELATED PARTY TRANSACTIONS

   Distribution Agreement
   ----------------------

   In August 2001, the Company entered into a distribution agreement with 2N Company, LLC (2N) to distribute the Company's products. At the time 2N has ordered, received and paid for 25,000 telephone units, it will be appointed the exclusive distributor of the Company's products. During 2001, the Company had received no orders for telephone units from 2N.

   Prior to August 2001 and during 2000, the Company had a distribution agreement with Nomad, LLC, a wholly-owned subsidiary of 2N. This agreement was amended and restated by the distribution agreement with 2N noted above.

   Notes Receivable from Employees
   -------------------------------

   The Company has notes receivable from two employees. At December 31, 2001 and 2000, $58,022 and $2,500 was due from an officer of the Company. At December 31, 2001, $3,000 was due from an employee of the Company. No interest is being charged on these amounts.

   Due to Related Parties
   ----------------------

   The Company has received advances from a shareholder and director of the Company. At December 31, 2001 and 2000, $125,000 and $25,000 were due on these advances. Interest on $100,000 is charged at prime rate (4.75% at December 31, 2001) and interest on $25,000 is charged at 10%.

   The Company assumed a loan due to Modus Operandi Company (Modus) in the acquisition of Teledigital Technologies LLC. Modus is owned by certain shareholders and warrant holders of the Company. At December 31, 2001, the Company had a payable of $22,000 due to Modus. At December 31, 2000, no amounts were due to Modus.

   The Company has advanced funds to and received funds from 2N on an unsecured basis. At December 31, 2001, there were no amounts due to or from 2N. At December 31, 2000, the Company had a payable on these advances of $12,500 and an accrual for interest of $7,500. The amounts were paid in 2001.

                         TELE DIGITAL DEVELOPMENT, INC.

                           DECEMBER 31, 2001 AND 2000


NOTE H  -  RELATED PARTY TRANSACTIONS  -  Continued

   Travel Services
   ---------------

   During 2001 and 2000, the Company purchased travel services from a travel agency managed by the spouse of an officer of the Company. Total purchased travel services were $34,000 and $32,000 in 2001 and 2000.

   Compensation
   ------------

   The Company occasionally issues common stock or grants warrants to employees as compensation for services rendered. During 2000, the Company issued $187,500 of common stock as consideration for a bonus, and warrants with a value of $112,500 as consideration for severance to a former officer of the Company.

   Research and Development
   ------------------------

   The Company purchases research and development activities from two vendors that also own shares and hold warrants in the Company's stock. Total purchased research and development activities were approximately $234,000 and $36,000 in 2001 and 2000. During 2001, $104,500 of research and development activities were purchased through the issuance of 209,000 shares of common stock.


NOTE I  -  CONCENTRATIONS

   In December 2000, the Company entered into a license agreement with Fluent Wireless, Inc. (Fluent) whereby the Company granted Fluent and Fluent granted the Company a non-exclusive license to use certain intellectual property owned by the other party for use in wireless telephones. Each party pays a license fee to the other party based on the number of handsets and the number of transactions per month. This agreement is for a term of 15 years unless terminated earlier under the terms of the agreement.

                         TELE DIGITAL DEVELOPMENT, INC.

                           DECEMBER 31, 2001 AND 2000


NOTE I  -  CONCENTRATIONS  -  Continued

   Major Customers
   ---------------

   The Company operates in a single reporting segment. Net sales include sales to major customers as follows:

                                              Year ended December 31,
                                             -------------------------
                                             2001                 2000
                                             ----                 ----

         Fluent Wireless, Inc.                47%                   *
         Canquest                             28                    *
         MCI                                   *                   62%
         Nomad, LLC                            *                   14
         Charisma                              *                   11

         *Net sales were less than 10 percent of total net sales.

   No accounts receivable amounts were outstanding from these major customers at December 31, 2001 and 2000.

   Suppliers
   ---------

   During the years ended December 31, 2001 and 2000, 92% and 97% of total purchases were made from two suppliers.


NOTE J  -  COMMITMENTS AND CONTINGENCIES

   Leases
   ------

   The Company leases commercial office space in Bloomington, Minnesota. The lease term is through December 31, 2004 and requires the Company to pay a portion of the real estate taxes, maintenance, utilities and insurance.

   Future minimum rental commitments, excluding common area costs under this lease, is $49,000 for each of the years ending December 31, 2002, 2003 and 2004.

   Rental expense, including common area costs, was approximately $68,000 and $77,000 for the years ended December 31, 2001 and 2000. At December 31, 2001 and 2000, the $5,753 security deposit related to this lease is included in other assets.

                         TELE DIGITAL DEVELOPMENT, INC.

                           DECEMBER 31, 2001 AND 2000


NOTE J  -  COMMITMENTS AND CONTINGENCIES  -  Continued

   Payroll and Unemployment Taxes
   ------------------------------

   The Company has not remitted payroll or unemployment taxes to the Internal Revenue Service, the Minnesota Department of Revenue or the Maryland Department of Revenue for the years ending December 31, 2001 and 2000. At December 31, 2001 and 2000, an estimated liability for the amounts due, including an estimate for penalties and interest, of $518,000 and $208,000 is included in accrued payroll and payroll taxes. As the Company has been delinquent in remitting the taxes, it is possible one of the taxing authorities may place a lien on the assets of the Company. The actual amounts due may differ from this estimate.

   Litigation
   ----------

   The Company is subject to litigation in the normal course of business. Management believes the outcome of such litigation will not have a material adverse effect on the operations or financial position of the Company.


NOTE K  -  SUBSEQUENT EVENT

   On January 7, 2002, the Company signed an "Agreement and Plan of Merger" which states that it has agreed to merge with XOX Corporation (XOX), a publicly-held company with net assets of approximately $850,000 at December 31, 2001. XOX had no operations as of December 31, 2001. Upon completion of the merger, shareholders of the Company will own approximately 77% of the merged company and shareholders of XOX will own approximately 23%. The merger is subject to the approval of the shareholders of both the Company and XOX.

                                                                      APPENDIX C


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-KSB

                 ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                   For the Fiscal Year ended December 31, 2001
                       Commission file number 333-05112-C

                                 XOX CORPORATION
                 (Name of Small Business Issuer in its Charter)

                      Delaware                                93-0898539
    (State or Other Jurisdiction of incorporation         (I.R.S. Employer
           Incorporation or Organization)                Identification No.)

         12400 Whitewater Drive, Suite 2040, Minnetonka, Minnesota 55343
                                 (952) 646-1681
          (Address and Telephone Number of Principal Executive Offices)

Securities registered pursuant to Section 12(g) of the Act:

                                                         Name of Each Exchange
                  Title of Each Class                     on Which Registered
                  -------------------                     -------------------

(1)      Units, each unit consisting of one share                  N/A
         of Common Stock, $.025 par value, and
         one Redeemable Common Stock Purchase
         Warrant.
(2)      Common Stock, $.025 par value.                            N/A
(3)      Redeemable Common Stock purchase warrants.                N/A

Check whether the Issuer: (1) has filed all reports required to be filed by
Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Issuer was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes __X__ No _____

Check if disclosure of delinquent filers in response to item 405 of Regulation S-B is not contained in this form and no disclosure will be contained, to the best of Issuer's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. ____

The Issuer had no operating revenues for the fiscal year ended December 31, 2001.

As of January 31, 2002, the Issuer had 2,977,346 shares of common stock, $.025 par value ("Common Stock"), outstanding. The aggregate market value of such Common Stock, excluding outstanding shares beneficially owned by affiliates, as of January 31, 2002, (based on the average closing bid and asked prices as of January 31, 2002 as reported by the OTC Bulletin Board), was approximately $446,602.

DOCUMENTS INCORPORATED BY REFERENCE: With respect to Part III (Items 9, 10, 11 and 12), the Proxy Statement for the 2002 Annual Meeting of Stockholders will be filed not later than 120 days after December 31, 2000.

Transitional Small Business Disclosure Format (check one): Yes _____; No __X__

                                     PART I

         This Form 10-KSB contains certain forward-looking statements. For this purpose, any statements contained in this Form 10-KSB that are not statements of historical fact may be deemed to be forward-looking statements. With out limiting the foregoing, words such as "may," "will," "expect," "believe," "anticipate" or "continue" or the negative or other variation thereof or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties and actual results may differ materially depending on a variety of factors including, but not limited to, the risk factors set forth in the "Risk Factors" section of the Company's Registration Statement on Form SB-2 (File No. 333-05112-C). The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 1.      DESCRIPTION OF BUSINESS

         Incorporated under the laws of the state of Delaware on September 16, 1985, XOX Corporation (the "Company" or "XOX" [pronounced zocks]) originally designed, developed and marketed proprietary computer software for creating virtual mock-ups or models that capture the complete geometry of objects or spatial areas of interest. In the late 1990's, the Company focused a significant portion of its development and marketing resources in the area of geosciences and the creation of a PC based product. During 1999, the Company introduced its first end-user product in the geoscience market, SHAPES PROSPECTOR(TM), a Windows based PC application designed to be easy to use and affordably priced. Additionally, the Company continued to service a significant contract with Schlumberger GeoQuest ("Schlumberger") for support, development and maintenance services related to the geosciences industry.

         During December 2000, the Company entered into a formal plan for exiting its geoscience line of business. Effective December 31, 2000, the Company had successfully completed such plan and began exploring future strategic options. XOX closed its software engineering operations at its Bloomington, Minnesota headquarters, its research and maintenance facilities in Bangalore, India and its geoscience-related sales offices in Houston, Texas. Further, the Company entered into an agreement with GeoSmith Consulting Group LLC ("GeoSmith"), an entity comprised largely of former employees of the Company's software engineering staff, under which GeoSmith agreed to provide ongoing maintenance, development and support of the Company's technologies to meet its contractual obligations and serve its customers on a going forward basis.

         As a result of these developments, the operating results of the geoscience business have been presented as discontinued operations in the Company's financial statements included with this Form 10-KSB.

NEW DEVELOPMENTS

         On January 8, 2002, the Company announced that it had signed a definitive agreement to merge (the "Merger") with Tele Digital Development, Inc. ("Tele Digital"), a privately held company organized under the laws of the state of Minnesota that develops and markets operating software systems for the wireless communications market. Upon the completion of the Merger, current stockholders of XOX would own approximately 23% of the outstanding shares of the merged company and the current shareholders of Tele Digital would own approximately 77% of the merged company. The Merger is subject to several conditions, including the approval by the stockholders of XOX and the shareholders of Tele Digital.

PRODUCTS

         The Company currently has no products. Historically, the Company received its revenues from the marketing of three products:

         (1)      ShapesProspector(TM), an end user product for geologists.
         (2) SHAPES(R), a core geometric modeling technology that is applicable to diverse industries.
         (3) Consulting and support services targeted at users of SHAPES functionality.

         ShapesProspector(TM) was developed for geologists to create 3D earth models from well-log and seismic interpretations using 2D and 3D modeling techniques. SHAPES(R) Geometric Computing System ("SHAPES"), was licensed to software applications developers in the geosciences, medical and other industries. Such licensees imbedded SHAPES within their application software as a sub-module that handled geometric modeling needs required by the application. XOX also provided geometry consulting and custom development services to clients in various industry segments. Such services related to incorporating relevant parts of the Company's SHAPES product or its GeoScience specific modules into its clients' products. These services would range in scope from telephone hot-line support to custom development of a complete application on contract from the client.

MARKETS AND APPLICATIONS

         As the Company currently has no products, there are no current markets for the Company. Until the early 1990's, the Company focused its marketing efforts principally on software developers in the CAD market, achieving modest acceptance. From the early 1990's to December 2000, the Company explored market areas other than CAD, including Oil and Gas Exploration and Production (E&P), Geographical Information Systems and Remote sensing, Medical Imaging, Scientific Visualization and Analysis software.

         The Geosciences industry represented the largest number of active developers of SHAPES-based products, including Shell Oil, Schlumberger GeoQuest and Seismic Micro Technologies. In addition, the Company's ShapesProspector product was directly marketed to users within oil companies.

CUSTOMERS

         Over 20 software development entities licensed the SHAPES core technology for incorporation into larger software applications. These include original equipment manufacturers ("OEM") such as Schlumberger, partners such as Seismic Micro Technologies, Evans and Sutherland, and universities such as Stanford University and Rensselaer Polytechnic Institute.

         For the fiscal years ended December 31, 2001 and 2000, revenues from Schlumberger Corporation ("Schlumberger") were $104,165 and $2,027,191, respectively. This represents approximately 40% of 2001 revenues and 91% of 2000 revenues included as part of discontinued operations.

LICENSE AND DISTRIBUTOR AGREEMENTS

         The Company previously entered into license agreements with its customers. License agreements provided that each customer is entitled to utilize the Company's proprietary technology as an end-user application or in the development of the customer's product.

RESEARCH AND DEVELOPMENT

         The Company's expenditures on research and development were $1,221,000 for the year ended December 31, 2000, and $0 for the year ended December 31, 2001. As a result of the Company's decision to exit the geoscience business, the Company suspended all research and development activities.

PATENTS AND PROPRIETARY TECHNOLOGY

         Historically, the Company has relied on patents, patent applications, trademark, copyright and trade secret laws, employee and third party non-disclosure agreements and other methods to protect its proprietary rights. The Company currently holds two United States patents relating to intersection algorithms and one patent approved for issuance relating to the microtopology module. There can be no assurance that future patents, if any, will be granted or that any current or future patent, regardless of whether the Company is an owner or a licensee of such patent, will not be challenged, invalidated or circumvented or that the rights granted thereunder or under licensing agreements will provide competitive advantages to the Company.

EMPLOYEES

         As of the date of this Form 10-KSB, the Company employs one-part time person, its Chief Executive Officer (the "CEO"). The CEO is not represented by a labor union and the Company is not subject to a collective bargaining agreement.

ITEM 2.      DESCRIPTION OF PROPERTY

         The Company currently leases approximately 3750 square feet of commercial office space at 12400 Whitewater Drive, Suite 2040, Minnetonka, Minnesota, 55343. This lease expires on March 31, 2004, unless terminated pursuant to the early termination option upon providing 180 days notice. Approximately half of the leased space is under sublease to GeoSmith. The sublease expires on March 31, 2004, unless terminated pursuant to the early termination option upon providing 180 days notice. The annual rental payment on these premises is approximately $55,200, plus a sharing of expenses for the term of the lease. Such rental payment is offset by sublease income at annualized rate of $27,600, plus a sharing of expenses for the term of the sublease. The Company believes that the property is adequately covered by insurance. The Company currently does not maintain any investment in real estate or related industries.

ITEM 3.      LEGAL PROCEEDINGS

         The Company is not involved in any pending or, to the best of its knowledge, threatened litigation.

ITEM 4.      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         No matters were submitted to a vote of stockholders during the fourth quarter of the fiscal year ended December 31, 2001.

                                     PART II

ITEM 5.      MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

         The Company's securities are quoted on the OTC Bulletin Board. The following table sets forth, for the periods indicated, the high and low bid prices for the Company's Common Stock as reported by OTC Bulletin Board. Such quotations represent interdealer prices, without retail markup, markdown or commission, and do not necessarily represent actual transactions.

                                     HIGH           LOW
                                     ----           ---

2000
----
First Quarter                      $4.375        $2.500
Second Quarter                     $4.250        $2.438
Third Quarter                      $2.438        $1.375
Fourth Quarter                     $1.275        $0.750

2001
----
First Quarter                       $0.88         $0.44
Second Quarter                      $0.53         $0.28
Third Quarter                       $0.55         $0.29
Fourth Quarter                      $0.55         $0.15

         As of January 31, 2002, there were 2,977,346 shares of common stock outstanding, held of record by approximately 180 registered stockholders, and outstanding options to purchase an aggregate of 729,154 shares of Common Stock. The Company has not declared or paid any cash dividends on its Common Stock since its inception and does not intend to pay any dividends for the foreseeable future.

ITEM 6.      MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

RESULTS OF OPERATIONS

FISCAL YEAR 2001 COMPARED TO FISCAL YEAR 2000

         The following discussions should be read in connection with the Company's consolidated financial statements, and related notes thereto, on pages F1 - F12.

         During December 2000, the Company entered into a formal plan for exiting the geoscience line of business. As a result, the operating results of its geoscience business is presented as discontinued operations.

         Income from continuing operations for fiscal 2001, consisting solely of interest income, decreased approximately 55% to $39,023 from $86,794 in fiscal 2000. The reasons for such decrease include lower interest rates earned in money market accounts and short-term commercial paper and a declining average cash balance due to the use of cash in continuing operations during fiscal 2001.

DISCONTINUED OPERATIONS

         Revenues related to the geosciences line of business were $257,400 in fiscal 2001, as compared to $2,222,591 in fiscal 2000. Geosciences operating expenses were $141,033 in fiscal 2001, as compared to $2,261,104 in fiscal 2000. This contributed to earnings from operations of the geosciences line of business during fiscal 2001 of $116,367, as compared to a loss of $37,387 during fiscal 2000. The reason for this increase is primarily attributable to the license of certain technology to a prior customer during fiscal 2001 for $150,000.

         The loss on the exit of the geosciences line of business recognized during fiscal 2000 of $122,470 represented management's best estimate of net operating losses during the phase-out period (expected through May of 2001), net of $50,000 of estimated operating income during the phase-out period.

LIQUIDITY AND CAPITAL RESOURCES

     Cash and cash equivalents were $873,662 at December 31, 2001, as compared to $1,378,531 at December 31, 2000. The Company had net assets of discontinued operations of $13,995 (consisting of furniture and equipment, net of accounts payable) at December 31, 2001, as compared to net liabilities of discontinued operations of $121,453 at December 31, 2000. The Company has no debt as of December 31, 2001.

         The Company believes it has adequate cash to operate until the Merger with Tele Digital is completed, which is expected to occur during the second quarter of 2002. As part the definitive agreement with Tele Digital, the Company is required, at the time of the closing of the Merger, to have at least $750,000 of cash and cash equivalents and prepaid insurance premiums for its directors and officers insurance policy. If this amount is not maintained, the ratio of common shares to be exchanged between the Company and Tele Digital may be adjusted. Prior to the Merger, the Company may attempt to raise additional amounts of cash, either from the sale of certain assets or the issuance of Common Stock. On February 1, 2002, the Company authorized a sale of up to an aggregate amount of $300,000 of shares of Common Stock, at a price of $0.15 per share. There can be no assurance that the Company will be successful in raising additional amounts of cash, if attempted.

ITEM 7.      FINANCIAL STATEMENTS

         The following consolidated financial statements of the Company and related report of Independent Certified Public Accountants are included herein:


                                                                            Page

Report of Independent Certified Public Accountants.........................  F-1

Consolidated Balance Sheets as of December 31, 2001 and 2000...............  F-2

Consolidated Statements of Operations for the years ended December 31,
  2001 and 2000............................................................  F-3

Consolidated Statement of Stockholders' Equity for the years ended
  December 31, 2001 and 2000...............................................  F-4

Consolidated Statements of Cash Flows for the years ended December 31,
  2001 and 2000............................................................  F-5

Notes to the Consolidated Financial Statements.............................  F-6

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

         None.

                                    PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         The information required by this Item, other than the information regarding executive officers set forth below, will be contained in XOX Corporation's definitive Proxy Statement for its 2002 Annual Meeting of Stockholders, to be filed on or before April 30, 2002, and such information is incorporated herein by reference.

                                                               Director
    Name               Age      Position                        Since
    ----               ---      --------                       --------

John R. Sutton          39      Chief Executive Officer          N/A

         JOHN R. SUTTON was appointed Chief Executive Officer in August 2000. Mr. Sutton has 16 years of senior executive and consulting experience with fast growth enterprises in the high technology, medical technology, industrial products and consumer products industries. His experience includes President/CEO of The Value Group, a management intervention and investment firm specializing in emerging and growth companies; Group Vice President of Republic Industries (AutoNation, Inc.), an international automotive retail, rental and service company; partner and various business unit leadership roles with major public accounting and consulting firms (i.e., Grant Thornton LLP and Andersen Consulting, now Accenture). Mr. Sutton also serves on the Boards of several private corporations. Mr. Sutton has an engineering degree from Iowa State University.

ITEM 10.     EXECUTIVE COMPENSATION

         The information required by this Item will be contained in XOX Corporation's definitive Proxy Statement for its 2002 Annual Meeting of Stockholders, to be filed on or before April 30, 2002, and such information is incorporated herein by reference.


ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

     The information required by this Item will be contained in XOX Corporation's definitive Proxy Statement for its 2002 Annual Meeting of Stockholders, to be filed on or before April 30, 2002, and such information is incorporated herein by reference.

ITEM 12.     CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The information required by this Item will be contained in XOX Corporation's definitive Proxy Statement for its 2002 Annual Meeting of Stockholders, to be filed on or before April 30, 2002, and such information is incorporated herein by reference.

ITEM 13.     EXHIBITS AND REPORTS ON FORM 8-K

(a)      EXHIBITS.

         See Exhibit index.

(b)      REPORTS ON FORM 8-K.

         None.

                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the Company caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 29, 2002                   XOX CORPORATION

                                        By:     /s/ John Sutton
                                            -------------------------------
                                            Chief Executive Officer



     In accordance with the requirements of the Exchange Act, this Report has been signed below by the following persons on behalf of the Company and in the capacities indicated on March 29, 2002.

                                POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints John Sutton as their true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Annual Report on Form 10-KSB and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURE                         POSITION                      DATE
---------                         --------                      ----


 /s/ Steven B. Liefschultz
-----------------------------
Steve Liefschultz.                Chairman of the Board         March 29, 2002

 /s/ Bernard J. Reeck
-----------------------------
Bernard J. Reeck                  Director                      March 29, 2002


 /s/ Peter Dahl
-----------------------------
Peter Dahl                        Director                      March 29, 2002


 /s/ Craig Gagnon
-----------------------------
Craig Gagnon                      Director                      March 29, 2002


 /s/ Layton Kinney
-----------------------------
Layton Kinney                     Director                      March 29, 2002


 /s/ Brian Zellickson
-----------------------------
Brian Zellickson                  Director                      March 29, 2002

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Board of Directors
XOX Corporation

         We have audited the accompanying consolidated balance sheets of XOX Corporation and subsidiary as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

         In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of XOX Corporation and subsidiary as of December 31, 2001 and 2000, and the consolidated results of their operations and their consolidated cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

                                        /s/ Grant Thornton LLP



Minneapolis, Minnesota
January 31, 2002

                                 XOX CORPORATION

                           CONSOLIDATED BALANCE SHEETS

                           DECEMBER 31, 2001 AND 2000



                ASSETS                                      2001              2000
                                                        ------------      ------------
CURRENT ASSETS
   Cash and cash equivalents                            $    873,662      $  1,378,531
   Prepaid expenses and other                                  6,337                --
                                                        ------------      ------------

                Total current assets                         879,999         1,378,531

OTHER ASSETS
   Net assets of discontinued operations                      13,995                --
                                                        ------------      ------------

                                                        $    893,994      $  1,378,531
                                                        ============      ============

                LIABILITIES AND
                   STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Account payable                                      $     45,543      $         --
   Net liabilities of discontinued operations                     --           121,453
                                                        ------------      ------------

                Total current liabilities                     45,543           121,453

STOCKHOLDERS' EQUITY
   Undesignated - 10,000,000 shares                               --                --
   Common stock, $.025 par value; 20,000,000 shares
      authorized; 2,977,346 shares issued and
      outstanding at December 31, 2001 and 2000               74,432            74,432
   Additional paid-in capital                             12,627,784        12,627,784
   Accumulated deficit                                   (11,853,765)      (11,445,138)
                                                        ------------      ------------
                                                             848,451         1,257,078
                                                        ------------      ------------

                                                        $    893,994      $  1,378,531
                                                        ============      ============


The accompanying notes are an integral part of these statements.

                                 XOX CORPORATION

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                     YEARS ENDED DECEMBER 31, 2001 AND 2000


                                                                   2001              2000
                                                               ------------      ------------
Operating expenses                                             $    564,017      $         --
                                                               ------------      ------------

                Operating loss                                     (564,017)               --

Other income - interest                                              39,023            86,794
                                                               ------------      ------------

                Earnings (loss) from continuing operations         (524,994)           86,794

Discontinued operations:
   Earnings (loss) from operations of geosciences line of
      business                                                      116,367           (37,387)
   Loss on exit of geosciences line of business,
      net of $50,000 of estimated operating income
      during the phase-out period                                        --          (122,470)
                                                               ------------      ------------
                                                                    116,367          (159,857)
                                                               ------------      ------------

                NET LOSS                                       $   (408,627)     $    (73,063)
                                                               ============      ============

Earnings (loss) per share - basic and diluted
   Continuing operations                                       $      (0.18)     $       0.03
   Discontinued operations                                             0.04             (0.05)
                                                               ------------      ------------
   Net loss                                                    $      (0.14)     $      (0.02)
                                                               ============      ============

Weighted average shares outstanding:
   Basic                                                          2,977,346         2,985,121
   Diluted                                                        2,977,346         3,142,384
                                                               ============      ============


The accompanying notes are an integral part of these statements.

                                 XOX CORPORATION

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                     YEARS ENDED DECEMBER 31, 2000 AND 2001


                                         Common stock               Additional                           Total
                                 -----------------------------        paid-in       Accumulated      stockholders'
                                    Shares           Amount           capital          deficit          equity
                                 ------------     ------------     ------------     ------------     ------------
Balance at January 1, 2000          3,096,378     $     77,408     $ 12,770,098     $(11,372,075)    $  1,475,431

   Repurchase of common stock        (121,032)          (3,026)        (148,264)              --         (151,290)

   Exercise of stock options            2,000               50            5,950               --            6,000

   Net loss                                --               --               --          (73,063)         (73,063)
                                 ------------     ------------     ------------     ------------     ------------

Balance at December 31, 2000        2,977,346           74,432       12,627,784      (11,445,138)       1,257,078

   Net loss                                --               --               --         (408,627)        (408,627)
                                 ------------     ------------     ------------     ------------     ------------

Balance at December 31, 2001        2,977,346     $     74,432     $ 12,627,784     $(11,853,765)    $    848,451
                                 ============     ============     ============     ============     ============


The accompanying notes are an integral part of these statements.

                                 XOX CORPORATION

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                     YEARS ENDED DECEMBER 31, 2001 AND 2000



                                                                  2001              2000
                                                              ------------      ------------
Cash flows from operating activities:
   Net loss                                                   $   (408,627)     $    (73,063)
   Adjustments to reconcile net loss to net cash
     provided by (used in) operating activities:
       Net change in discontinued operations                      (135,448)          211,471
       Prepaid expenses and other                                   (6,337)               --
       Accounts payable                                             45,543                --
                                                              ------------      ------------

                Net cash provided by (used in)
                   operating activities                           (504,869)          138,408

Cash flows from investing activities:
   Purchase of equipment for discontinued operations                    --            (5,002)
                                                              ------------      ------------

                Net cash used in investing activities                   --            (5,002)

Cash flows from financing activities:
   Proceeds from exercise of stock options and warrants                 --             6,000
   Repurchase of common stock                                           --          (151,290)
                                                              ------------      ------------

                Net cash used in financing activities                   --          (145,290)
                                                              ------------      ------------

                Net decrease in cash and cash equivalents         (504,869)          (11,884)

Cash and cash equivalents at beginning of year                   1,378,531         1,390,415
                                                              ------------      ------------

Cash and cash equivalents at end of year                      $    873,662      $  1,378,531
                                                              ============      ============

There was no cash paid for interest on income taxes in 2001 or 2000.


The accompanying notes are an integral part of these statements.

                                 XOX CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 2001 AND 2000



NOTE A - NATURE OF BUSINESS AND DISCONTINUED OPERATIONS

   Background

   Prior to December 2000, XOX Corporation ("the Company") designed, developed and marketed proprietary software for creating virtual mock-ups or models that capture the complete geometry of objects or spatial areas of interest, primarily in the geoscience industry. A wholly-owned subsidiary, XOX Technologies India, PUT LTD located in Bangalore, India, was established to aid in research and maintenance of the Company's products.

   Discontinued Operations

   During December 2000, the Company entered into a formal plan for exiting its geoscience line of business effective December 31, 2000 and began exploring future strategic options. Accordingly, XOX closed its software engineering operations at its Bloomington, Minnesota headquarters, its research and maintenance facilities in Bangalore, India, as well as its geoscience-related sales offices in Houston, Texas. Further, the Company entered into an agreement with GeoSmith Consulting Group LLC (comprised largely of former employees of XOX's software engineering staff) under which GeoSmith provided ongoing maintenance, development, and support of XOX's technologies to meet its contractual obligations and serve its customers going forward.

   As a result of these developments, the operating results of the geoscience business have been presented as discontinued operations in the Company's financial statements.

   The components of net assets (liabilities) of discontinued operations included in the Company's consolidated balance sheets as of December 31 are as follows:

                                                2001           2000
                                              -------        -------
     ASSETS
       Prepaid expenses                       $    --        $11,261
       Property and equipment                  23,995         41,579
                                              -------        -------

                                               23,995         52,840

                                 XOX CORPORATION

                           DECEMBER 31, 2001 AND 2000



NOTE A - NATURE OF BUSINESS AND DISCONTINUED OPERATIONS - Continued

                                                          2001           2000
                                                        --------      ---------

     LIABILITIES
       Accounts payable                                 $(10,000)     $ (81,109)
       Accrued payroll expenses                               --        (88,724)
       Other accrued expenses                                 --         (4,460)
                                                        --------      ---------
                                                         (10,000)      (174,293)
                                                        --------      ---------

     Net assets/(liabilities) of discontinued
       operations                                       $ 13,995      $(121,453)
                                                        ========      =========

   Summarized financial information for the operations of the geosciences business are as follows:

                                                          2001          2000
                                                       ---------    -----------

     Revenues                                          $ 257,400    $ 2,222,591
     Operating expenses                                 (141,033)    (2,261,104)
     Interest expense                                         --           (482)
     Other, net                                               --          1,608
                                                       ---------    -----------

     Earnings (loss) from operations of the
       geosciences line of business                    $ 116,367    $   (37,387)
                                                       =========    ===========

   Included in operating expenses above in 2000 was approximately $160,000 of accounts receivable written off during the fourth quarter.


NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Principles of Consolidation

   The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary. All significant intercompany transactions have been eliminated in consolidation.

   Cash and Cash Equivalents

   The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

   The Company maintains a significant portion of their cash and cash equivalents at one financial institution, located in Minneapolis, Minnesota which may, at times, exceed federally insured amounts. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

                                 XOX CORPORATION

                           DECEMBER 31, 2001 AND 2000



NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

   Revenue Recognition

   The Company recognized revenues from software sales upon delivery in instances where the Company had evidence of a contract, the fee was fixed and determinable and collection was probable. Revenues earned from customer support (i.e., long-term maintenance contracts) were recognized over the life of the contract on a straight-line method. Consulting revenues were recognized as work was performed. The Company also earned royalty fees from the incorporation of its products into other vendors' software. Such revenue was recognized upon delivery of the end product. All geoscience software, royalty and consulting revenues recognized during 2001 and 2000 have been classified as discontinued operations in the consolidated statements of operations.

   Earnings (Loss) Per Share

   Basic earnings (loss) per share is computed using the weighted average number of common shares outstanding. Diluted earnings per share is computed using the weighted average number of common shares outstanding and common share equivalents, when dilutive.

   Options to purchase 729,154 shares of common stock with a weighted average exercise purchase price of $1.71 were outstanding during 2001 but were excluded from the computation of common share equivalents because they were antidilutive.

   Options to purchase 1,112,800 shares of common stock with a weighted average exercise purchase price of $2.14 and warrants to purchase 106,766 shares of common stock with a weighted average purchase price of $9.83 were outstanding during 2000 but were excluded from the computation of common share equivalents because they were antidilutive.

   Stock-Based Compensation

   The Company utilizes the intrinsic value method of accounting for employee stock based compensation. Pro forma information related to the fair value based method of accounting is contained in Note C.

   Recently Issued Accounting Standards

   In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") 141, BUSINESS COMBINATIONS, and SFAS 142, GOODWILL AND OTHER INTANGIBLE ASSETS. These pronouncements, among other things, eliminate the pooling-of-interest method of accounting for business combinations and require intangible assets acquired in business combinations be recorded separately from goodwill. The pronouncements also eliminate the amortization of goodwill and other intangible assets with indefinite lives. SFAS 141 and the nonamortization provisions of SFAS 142 are effective for purchase business combinations completed after June 30, 2001. The remaining provisions of SFAS 142 are effective for the Company beginning January 1, 2002. Management does not believe the adoption of these pronouncements will have a material affect on the Company as the Company does not have any goodwill or other intangible assets with indefinite lives.

   In September 2001, the FASB issued SFAS 144, ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS. SFAS 144 supercedes SFAS 121 and further clarifies the accounting for disposals of long-lived assets. This statement is effective for the Company beginning January 1, 2002. Management does not believe the adoption of this pronouncement will have a material effect on the Company.

                                 XOX CORPORATION

                           DECEMBER 31, 2001 AND 2000



NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

   Use of Estimates

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


NOTE C - STOCKHOLDERS' EQUITY

   Stock Options

   The Company maintains the 1996 Omnibus Stock Plan (the "Plan") under which 1,000,000 shares were reserved for either incentive options or nonqualified options. The Plan requires that the option price of incentive stock options be not less than 100% of the fair market value of the Company's Common Stock on the date of grant and may remain outstanding up to ten years from the date of grant. Nonqualified options must be priced not less than 85% of the fair market value of the Company's Common Stock on the date of grant. At December 31, 2001, the Company had 402,083 options available for grant under the Plan.

   A summary of the Company's stock option activity, including options outstanding from previous option plans, is as follows:

                                                               Weighted average
                                                  Shares        exercise price
                                                ----------     ----------------
     Outstanding at January 1, 2000                752,904           $2.48
       Granted                                     340,000            1.90
       Exercised                                    (2,000)           3.00
       Canceled                                    (82,104)           4.31
                                                ----------           -----
     Outstanding at December 31, 2000            1,008,800            2.13
       Granted                                      90,000            0.31
       Canceled                                   (469,646)           2.23
                                                ----------           -----
     Outstanding at December 31, 2001              629,154           $1.71
                                                ==========           =====

   Outside the Plan and previous plans, the Company has 100,000 options outstanding and exercisable to purchase shares of common stock with a weighted average exercise price of $1.70 per share.

                                 XOX CORPORATION

                           DECEMBER 31, 2001 AND 2000



NOTE C - STOCKHOLDERS' EQUITY - Continued

   The following table summarizes information about Plan options outstanding and exercisable at December 31, 2001:

                                      Options outstanding                   Options exercisable
                           -----------------------------------------     ------------------------
                                             Weighted
                                             average        Weighted                     Weighted
                                            remaining       average                       average
           Range of          Number        contractual     exercise        Number        exercise
       exercise prices     outstanding         life          price       exercisable       price
       ---------------     -----------     -----------     ---------     -----------     --------
            $0.31             90,000       9.75 years         $0.31         90,000          $0.31
        $1.50 - $2.00        499,000          6 years          1.79        499,000           1.79
        $3.00 - $4.50         30,988          3 years          3.55         30,988           3.55
            $4.75              9,166          6 years          4.75          9,166           4.75
                           ---------                          -----      ---------          -----
                             629,154                          $1.71        629,154          $1.71
                           =========                          =====      =========          =====

   The weighted average fair value of options granted during 2001 and 2000 was $0.31 and $0.71 per share. The fair value of options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted-average assumptions: risk free-interest rate in 2001 and 2000 of 5.3%; no dividend yield; volatility factor of the expected market price of the Company's Common Stock in 2001 and 2000 of 220% and 20%, and a weighted-average expected life of the option of 10 years.

   The Company's pro forma information, assuming the fair value method had been used, is as follows:

                                                                         2001            2000
                                                                      ----------      ----------
     Pro forma loss from continuing operations                        $ (552,894)     $  (70,844)
     Pro forma loss from continuing operations
       per common share - basic and diluted                                (0.19)          (0.02)
     Pro forma net loss                                                 (436,527)       (230,701)
     Pro forma net loss per common share
       Basic                                                               (0.15)          (0.08)
       Diluted                                                             (0.15)          (0.07)

   Warrants

   The Company had also issued warrants in connection with debt and equity offerings with summarized activity as follows:

                                                                      Warrants
                                                                     outstanding            Price
                                                                   and exercisable        per share
                                                                   ---------------     --------------
         Balance at January 1, 2000                                    161,022         $3.00 - $15.00
           Canceled                                                    (54,256)         3.00 - 9.10
                                                                     ---------
         Balance at December 31, 2000                                  106,766          4.50 - 15.00
           Canceled                                                   (106,766)         4.50 - 15.00
                                                                     ---------
         Balance at December 31, 2001                                       --               -
                                                                     =========

                                 XOX CORPORATION

                           DECEMBER 31, 2001 AND 2000



NOTE D - INCOME TAXES

   At December 31, 2001, the Company has net operating loss ("NOL") carryforwards of approximately $9,800,000, which will begin to expire in 2002 through 2021. These NOL's are subject to annual utilization limitations due to changes in the equity ownership of the Company.

   The tax effects of temporary differences giving rise to deferred income taxes are as follows:

                                                            2001             2000
                                                        -----------      -----------
     Deferred tax assets:
       Net operating loss carryforwards                 $ 3,920,000      $ 3,760,000
       Research and development credits                     299,000          299,000
       Other                                                 19,000           16,000
                                                        -----------      -----------
                                                          4,238,000        4,075,000
     Less valuation allowance                            (4,238,000)      (4,075,000)
                                                        -----------      -----------

                                                        $        --      $        --
                                                        ===========      ===========

   The Company's provision (benefit) for income taxes related to continuing operations differs from the statutory federal income tax as follows:

                                                            2001             2000
                                                        -----------      -----------
     Tax at federal statutory rate                      $  (178,500)     $    29,500
     State income taxes                                     (31,500)           5,200
     Net operating loss carryforward                             --          (34,700)
     Change in deferred tax valuation allowance             210,000               --
                                                        -----------      -----------

                                                        $        --      $        --
                                                        ===========      ===========

NOTE E - LEASES

   The Company leases, on a month-to-month basis, a commercial office in Minnetonka, Minnesota. The lease has a term through March 31, 2004, with an early termination option upon providing 180 days notice. Approximately half of the leased space is under sublease to GeoSmith. The sublease has a term through March 31, 2004, with an early termination option upon providing 180 days notice. The annual rental payment on these premises is approximately $55,200, plus a sharing of expenses for the terms of the lease. This rental payment is offset by sublease income at annualized rate of $27,600, plus a sharing of expenses for the term of the sublease. The Chairman of the Board of the Company has an ownership interest in the company which owns the property subject to the lease.

         The Company also leased office space in Houston, Texas under an operating lease agreement through May 2001. Rent expense of $21,953 on this operating lease for the year ended December 31, 2001, was included in net liabilities of discontinued operations at December 31, 2000. Rent expense relating to the year ended December 31, 2000, was $75,457.

                                 XOX CORPORATION

                           DECEMBER 31, 2001 AND 2000



NOTE F - SUBSEQUENT EVENT (UNAUDITED)

On January 8, 2002, the Company announced that it had signed a definitive agreement to merge (the "Merger") with Tele Digital Development, Inc. ("Tele Digital"), a privately held company organized under the laws of the state of Minnesota that develops and markets operating software systems for the wireless communications market. Upon the completion of the Merger, current stockholders of XOX would own approximately 23% of the outstanding shares of the merged company and the current shareholders of Tele Digital would own approximately 77% of the merged company. The Merger is subject to several conditions, including the approval by the stockholders of XOX and the shareholders of Tele Digital.

The following unaudited pro forma consolidated statement of operations data combines information from the historical financial statements of XOX and Tele Digital for the year ended December 31, 2001 and gives effect to the Merger as if it had been consummated on January 1, 2001:


         Net sales                                      $167,020
         Net loss                                       $(2,417,082)
         Net loss per share - basic and diluted         $(0.15)

The unaudited consolidated pro forma information is not necessarily indicative of the combined results that would have occurred had the Merger occurred on January 1, 2001, nor is it indicative of the results that may occur in the future.

                                 XOX CORPORATION
                                EXHIBIT INDEX TO
                FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2001

Item No.    Title of Document                                   Method of Filing
--------    -----------------                                   ----------------

3.1         Amended and Restated Certificate of Incorporation...     ******

3.2         Amended and Restated Bylaws.........................     ******

10.1#       License Agreement between ANSYS, Inc. (formerly
            Swanson Analysis Systems, Inc.) and the Company
            dated February 9, 1993..............................     *

10.2#       Software License Agreement between Landmark
            Graphics, Inc. and the Company dated January 1,
            1995................................................     *

10.3#       Software License Agreement between Schlumberger
            Corporation and the Company dated October 14,
            1994................................................     *

10.4#       Software License Agreement between CogniSeis
            Development, Inc. and the Company dated July 10,
            1995................................................     *

10.5        Employment Agreement between John Sutton and the
            Company dated August 22, 2000.......................     ********

10.6        Employment Agreement between William Fuller and the
            Company dated August 22, 2000.......................     ********

10.7        XOX Corporation 1996 Amended Omnibus Stock Plan.....     *****

10.8        XOX Corporation 1987 Incentive Stock Option Plan
            and Agreement.......................................     *

10.9        XOX Corporation 1987 Non-Qualified Stock Option
            Plan and Agreement..................................     *

10.10#      Software License Agreement between CADKEY, Inc.
            and the Company dated September 27, 1990............     *

10.11#      Software License Agreement between
            Schlumberger/Geco-Prakl and the Company dated
            November 30, 1993...................................     *

10.12#      Software License Agreement between Shell Oil and
            the Company dated October 7, 1994...................     *

10.13#      Confidential Disclosure Agreement between
            Fairfield Imaging-VoluMetrix and the Company dated
            October 17, 1995....................................     *

10.14#      Distribution License Agreement among the Company,
            TechSoft GmbH and SAPEX dated April 18, 1995........     *

10.15#      Marketing and Support Agreement between TechSoft
            GmbH and the Company dated October 1, 1994..........     *

10.16#      Development and License Agreement between Visual
            Software, Inc. and the Company dated November 28,
            1995 ...............................................     *

10.17#      International Distribution Agreement between
            Unitechnic SA and the Company dated June 1, 1996....     *

10.18#      Software License Agreement between Evans and
            Sutherland Corporation and the Company dated
            January 9, 1996 ....................................     *

10.19       Source Code Licensing Agreement between VoluMetrix
            and the Company dated October 31, 1996..............     *******

10.20       Software Purchase Agreement between Jacques E.
            Gavois and the Company dated December 1, 1996.......     *******

10.21#      SURFER Software License Agreement between Shell
            Oil Company and the Company dated October 3, 1996...     *******

10.22#      XOX Corporation and Shell International
            Exploration and Production B.V. Consultancy
            Agreement dated December 19, 1997...................     **

10.23#      XOX Corporation and GeoQuest Agreements, effective
            June 1, 1998........................................     ***

21.1        Subsidiaries of the Registrant......................     *********

23.1        Consent of Grant Thornton LLP.......................     *********

24.1        Power of Attorney...................................     **********

------------------------------

* Incorporated by reference to the Company's Registration Statement on Form SB-2, SEC file number 333-05112-C.

** Incorporated herein by reference to the Company's Form 10-KSB for the year ended December 31, 1997.

*** Incorporated herein by reference to the Company's Form 10-Q/A for quarter ended June 30, 1998.

**** Incorporated herein by reference to the Company's Form 8-K dated May 25, 1999.

***** Incorporated herein by reference to the Company's Registration Statement on Form S-8, filed with the SEC on August 13, 1998.

****** Incorporated herein by reference to the Company's Definitive Proxy Statement on Schedule 14A, filed with the SEC on May 11, 1998.

******* Incorporated herein by reference to the Company's Form 10-KSB for the year ended December 31, 1996.

******** Incorporated herein by reference to the Company's Form 10-KSB for the year ended December 31, 2000.

*********    Filed herewith.

**********   Included in signature page of this Form 10-KSB

# Confidential treatment was requested pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and confidential portions of the exhibits have been deleted and filed separately with the Securities and Exchange Commission.

                                                                      APPENDIX D


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Board of Directors
XOX Corporation

         We have audited the accompanying consolidated balance sheets of XOX Corporation and subsidiary as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

         In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of XOX Corporation and subsidiary as of December 31, 2001 and 2000, and the consolidated results of their operations and their consolidated cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ Grant Thornton LLP



Minneapolis, Minnesota
January 31, 2002

                                 XOX CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                              MONDAY, JUNE 10, 2002
                                    2:00 P.M.

                         OFFICES OF GRAY, PLANT, MOOTY,
                              MOOTY & BENNETT, P.A.
                                3400 CITY CENTER
                              33 SOUTH SIXTH STREET
                              MINNEAPOLIS, MN 55402





XOX Corporation
12400 Whitewater Drive, Suite 2040
Minnetonka, MN 55343                                                       PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON JUNE 10, 2002.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3 AND 4.

By signing the proxy, you revoke all prior proxies and appoint John Sutton, Chief Executive Officer of XOX Corporation, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may properly come before the Annual Meeting and all adjournments.






                    SEE REVERSE SIDE FOR VOTING INSTRUCTIONS.

                       [ARROW] PLEASE DETACH HERE [ARROW]




       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

1.  Proposal to approve the Merger in accordance with the Agreement and    [ ] For       [ ] Against       [ ] Abstain
    Plan of Merger, dated as of January 7, 2002, as amended by Amendment
    No. 1, dated as of March 29, 2002.

2.  Election of    01 Steven B. Liefschultz   03 Brian D. Zelickson        [ ] Vote FOR            [ ] Vote WITHHELD
    directors:     02 Layton G. Kinney        04 Peter Dahl                    all nominees            from all nominees
                                                                               (except as marked)

                                                                            ____________________________________________
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,    |                                            |
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)   |____________________________________________|

3.  Proposal to approve an amendment to the Certificate of Incorporation   [ ] For       [ ] Against       [ ] Abstain
    of the Company to increase the number of authorized shares of capital stock to 30,000,000 shares and to increase the number of authorized shares of common stock of the Company to 20,000,000 shares.

4.  Proposal to ratify the appointment of Grant Thornton, LLP as the       [ ] For       [ ] Against       [ ] Abstain
    Company's independent auditor for the fiscal year ending December
    31, 2001.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR
EACH PROPOSAL.

Address Change? Mark Box [ ]
Indicate changes below:                                                        Date _______________________________

                                                                            ____________________________________________
                                                                           |                                            |
                                                                           |                                            |
                                                                           |____________________________________________|

                                                                           Signature(s) in Box
                                                                           Please sign exactly as your name(s) appears
                                                                           on Proxy. If held in joint tenancy, all
                                                                           persons must sign. Trustees, administrators,
                                                                           etc., should include title and authority.
                                                                           Corporations should provide full name of
                                                                           corporation and title of authorized officer
                                                                           signing the Proxy.